UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR/S

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               CHRISTOPHER P. LAIA
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   DECEMBER 31,

Date of reporting period:  JUNE 30, 2011


ITEM 1.  SEMIANNUAL REPORT TO STOCKHOLDERS.
USAA EXTENDED MARKET INDEX FUND - SEMIANNUAL REPORT FOR PERIOD ENDED
JUNE 30, 2011

LOGO OF USAA]
   USAA(R)

                                    [GRAPHIC OF USAA EXTENDED MARKET INDEX FUND]

 ===============================================

       SEMIANNUAL REPORT
       USAA EXTENDED MARKET INDEX FUND
       JUNE 30, 2011

 ===============================================

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

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PRESIDENT'S MESSAGE

"IN MY VIEW, THE REPORTING PERIOD IS
A REMINDER THAT SOME OF THE GREATEST               [PHOTO OF DANIEL S. McNAMARA]
INVESTMENT CHALLENGES ARE UNFORESEEN"
--------------------------------------------------------------------------------

AUGUST 2011

The six-month reporting period was dominated by a series of dramatic global events. At the beginning of January, it was widely believed that the U.S. economy was solidly on the road to recovery. However, investor confidence faltered as political unrest emerged in Tunisia and spread to other nations in North Africa and the Middle East. Oil prices rose in response, threatening to derail global economic growth.

Meanwhile, the U.S. economic recovery slowed. Home prices softened in many markets as mortgage lenders renewed their foreclosure filings. At the same time, the employment picture remained cloudy at best. While jobs were created during the period, the slow pace of job growth did not allow the U.S. unemployment rate to improve.

During March, Japan experienced a massive earthquake followed by a tsunami. The terrible toll on human life and on that nation's infrastructure, including emergencies at some nuclear power plants, led to speculation about the potential impact of the disaster on companies that do business in or with Japan. It also led to supply disruptions that slowed worldwide economic growth during the second quarter. As of this writing, the impact on the financial markets has been minimal.

Throughout the reporting period, a steady stream of bad news emanated from European peripheral nations. Indeed, the health of the entire global financial system has been stressed by the European Union's (EU) fiscal challenges. Despite loan packages from the EU and the International Monetary Fund, some European countries continue to struggle with large debt burdens, in both the public and private sectors, and growing social unrest in response to austerity measures.

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

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Amidst all this turmoil, the financial markets produced solid results. Most notable was investors' "risk on, risk off" behavior as they shifted back and forth between the perceived safety of U.S. Treasuries and the higher expected returns of riskier securities such as stocks. Overall, however, stocks took matters in stride, largely because of better-than-expected corporate earnings. U.S. corporate profits have been strong and many companies are well positioned to weather the economic uncertainties.

In the taxable bond market, investors continued to seek income wherever they could find it. As promised, the Federal Reserve (the Fed) ended its "QE2" program of purchasing $600 billion of long-term U.S. Treasuries. While many observers had expected Treasury prices to fall in anticipation of the Fed's exit from the market, prices remained higher than expected (and yields lower), perhaps as a result of flight-to-safety buying related to Europe's debt woes. At the same time, investors continued to bid up securities which pay a premium to U.S. Treasuries (corporate bonds, for example) and these sectors did well.

In my view, the reporting period is a reminder that some of the greatest investment challenges are unforeseen. All the more reason, I believe, to remain vigilant and to make decisions based on the tenets of a long-term investment plan, not the noise of the latest headline. At USAA Investment Management Company, we will work hard to help you meet your goals. We are proud of what we have been able to achieve for our shareholders in all kinds of market environments. From all of us here at USAA, we thank you for your continued confidence in us.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Investment Management Company

INVESTING IN SECURITIES PRODUCTS INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Past performance is no guarantee of future results. o As interest rates rise, existing bond prices fall.

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

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                 1

MANAGER'S COMMENTARY                                                           2

FUND RECOGNITION                                                               4

INVESTMENT OVERVIEW                                                            5

FINANCIAL INFORMATION

  USAA EXTENDED MARKET INDEX FUND:

   Financial Statements                                                       10
   Financial Highlights                                                       13
   Notes to Financial Statements                                              14

EXPENSE EXAMPLE                                                               20

ADVISORY AGREEMENT                                                            22

  MASTER EXTENDED MARKET INDEX SERIES:

   Schedule of Investments                                                    29
   Financial Statements                                                       81
   Financial Highlights                                                       84
   Notes to Financial Statements                                              85

ADVISORY AGREEMENTS                                                           95

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2011, USAA. All rights reserved.

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

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FUND OBJECTIVE

SEEKS TO MATCH, BEFORE FEES AND EXPENSES, THE PERFORMANCE OF THE U.S. STOCKS NOT INCLUDED IN THE S&P 500 INDEX AS REPRESENTED BY THE DOW JONES U.S. COMPLETION TOTAL STOCK MARKET INDEX.

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TYPES OF INVESTMENTS

Invests all of the Fund's investable assets in the Master Extended Market Index Series of the Quantitative Master Series LLC (Extended Market Portfolio or the Series), which is a separate fund advised by BlackRock Advisors, LLC, with a substantially similar investment objective; normally at least 80% of the Extended Market Portfolio's assets will be invested in stocks of companies or other financial instruments that are included in or correlated with securities in the Dow Jones U.S. Completion Total Stock Market Index.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGER'S COMMENTARY ON THE FUND

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The second quarter of 2011 began much the same way that the first quarter ended.
Despite rising oil and commodity price, U.S. stocks charged through April with only minor disturbances. Confidence levels had improved from months prior and investors began increasing their holdings of riskier assets. However, during May and June, global markets experienced a negative reversion. Speculation over Greece deflating on its debt rekindled fears about the impact of the sovereign debt crisis in Europe and its further contagion among peripheral countries. In the U.S., Standard and Poor's downgraded its ratings outlook on long-term U.S. debt from stable to negative. With in these months, it became evident that U.S. economic growth had slowed considerably. The impact of higher oil prices, supply chain damage caused by the recent natural disasters in Japan and flooding in the southern United States inevitably resulted in weak economic data. Investors pulled back from riskier assets amid heightened uncertainty.

Sector performance in the Dow Jones U.S. Completion Total Stock Market Index varied widely in the second quarter, with the stronger returns coming from first-quarter laggards and first-quarter champions moving into negative territory. Health care (+3.03%), utilities (+2.14%) and consumer staples (+10.70%) posted the largest gains as investors favored the more defensive stocks amid increasing uncertainty. Health Care stocks added to their first-quarter gains as the sector continued to benefit from increased merger and acquisition activity; whereas the strong performance in utilities and consumer staples marks a valiant comeback from the previous quarter in which the sectors had finished at the bottom of the index. Consumer discretionary (+2.99%) and telecommunication services (+5.85%) held their ground in the volatile equity environment. Industrials (-3.25%), however, sank from its impressive showing in the first quarter, followed by materials (-2.27%) and information technology (-2.41%). The energy

Refer to page 6 for benchmark definitions.

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2  | USAA EXTENDED MARKET INDEX FUND

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sector (-7.69%) plummeted from its position at the top of the index as investors took profits on names that had appreciated rapidly during the recent surge in energy prices. Financials (-1.68%) also lost ground in the second quarter amid renewed sovereign debt concerns, with the banking industry taking the hardest hit.

U.S. economic data weakened in the second quarter and gross domestic product ("GDP") reports illustrated that the pace of growth had slowed significantly. Real GDP increased only 1.9% in the first quarter of 2011, as compared to 3.9% in the first quarter of 2010. While this weakness may be partially attributed to temporary factors such as the oil price spike, flooding in the Southern United States and the impact of the natural disasters in Japan, the longer-term matter of consumer deleveraging, which has occurred on a larger scale than expected, is a significant headwind. In addition to reducing household debt, consumer spending pulled back on higher gasoline prices during the quarter. The labor market, a critical ingredient for economic growth, softened in the second quarter. After several months of encouraging employment data, the unemployment rate inched back up from 8.8% to 9.2%. Meanwhile, housing, another key area for growth, failed to budge from its slump.

THIS MATERIAL IS NOT INTENDED TO BE RELIED UPON AS A FORECAST, RESEARCH OR INVESTMENT ADVICE, AND IS NOT A RECOMMENDATION, OFFER OR SOLICITATION TO BUY OR SELL ANY SECURITIES OR TO ADOPT ANY INVESTMENT STRATEGY. THE OPINIONS EXPRESSED ARE AS OF JUNE 30, 2011, AND MAY CHANGE AS SUBSEQUENT CONDITIONS VARY. THE INFORMATION AND OPINIONS CONTAINED IN THIS MATERIAL ARE DERIVED FROM PROPRIETARY AND NON-PROPRIETARY SOURCES DEEMED BY BLACKROCK TO BE RELIABLE, ARE NOT NECESSARILY ALL-INCLUSIVE AND ARE NOT GUARANTEED AS TO ACCURACY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THERE IS NO GUARANTEE THAT ANY FORECASTS MADE WILL COME TO PASS. ANY INVESTMENTS NAMED WITHIN THIS MATERIAL MAY NOT NECESSARILY BE HELD IN ANY ACCOUNTS MANAGED BY BLACKROCK. RELIANCE UPON INFORMATION IN THIS MATERIAL IS AT THE SOLE DISCRETION OF THE READER.

PREPARED BY BLACKROCK INVESTMENTS, LLC, MEMBER FINRA.

(C)2011 BLACKROCK, INC. ALL RIGHTS RESERVED.

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                                           MANAGER'S COMMENTARY ON THE FUND |  3

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FUND RECOGNITION

USAA EXTENDED MARKET INDEX FUND

--------------------------------------------------------------------------------

                            LIPPER LEADERS (OVERALL)

                        [5]                         [5]

                     CONSISTENT                   EXPENSE
                       RETURN

The Fund is listed as a Lipper Leader for Consistent Return and Expense among 299 and 118 funds, respectively, for the three-year period within the Lipper Mid-Cap Growth Funds category for the period ended June 30, 2011. The Fund received a Lipper score of 4 for Consistent Return among 246 funds for the five-year period and received a Lipper Leader among 146 funds for the 10-year period ending June 30, 2011. The Fund received a Lipper Leader rating for Expense among 100 and 64 funds for the five- and 10-year periods ending June 30, 2011, respectively. Lipper ratings for Consistent Return reflect funds' historical risk-adjusted returns, adjusted for volatility, relative to peers as of June 30, 2011. Lipper ratings for Expense reflect funds' expense minimization relative to peers with similar load structures as of June 30, 2011.

--------------------------------------------------------------------------------
Ratings are subject to change every month and are based on an equal-weighted average of percentile ranks for the Expense metrics over three-, five-, and 10-year periods (if applicable). The highest 20% of funds in each peer group are named Lipper Leaders, the next 20% receive a score of 4, the middle 20% are scored 3, the next 20% are scored 2, and the lowest 20% are scored 1.* Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. More information is available at WWW.LIPPERLEADERS.COM. Lipper Leader Copyright 2010, Reuters, All Rights Reserved.

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4  | USAA EXTENDED MARKET INDEX FUND

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INVESTMENT OVERVIEW

USAA EXTENDED MARKET INDEX FUND (Ticker Symbol: USMIX)

--------------------------------------------------------------------------------
                                          6/30/11                  12/31/10
--------------------------------------------------------------------------------
Net Assets                             $406.6 Million           $362.8 Million
Net Asset Value Per Share                  $13.50                   $12.63

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/11
--------------------------------------------------------------------------------
12/31/10 to 6/30/11*          1 Year            5 Years               10 Years
       6.89%                  38.42%             5.37%                  7.05%

--------------------------------------------------------------------------------
                                  EXPENSE RATIO**
--------------------------------------------------------------------------------
  Before Reimbursement        0.81%             After Reimbursement        0.50%

*Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

**USAA INVESTMENT MANAGEMENT COMPANY (THE MANAGER) HAS AGREED, THROUGH MAY 1, 2012, TO MAKE PAYMENTS OR WAIVE MANAGEMENT, ADMINISTRATION, AND OTHER FEES TO LIMIT THE EXPENSES OF THE FUND SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE FUND (EXCLUSIVE OF COMMISSION RECAPTURE, EXPENSE OFFSET ARRANGEMENTS, ACQUIRED FUND FEES AND EXPENSES, AND EXTRAORDINARY EXPENSES) DO NOT EXCEED AN ANNUAL RATE OF 0.50% OF THE FUND'S AVERAGE DAILY NET ASSETS. THIS REIMBURSEMENT ARRANGEMENT MAY NOT BE CHANGED OR TERMINATED DURING THIS TIME PERIOD WITHOUT APPROVAL OF THE FUND'S BOARD OF TRUSTEES AND MAY BE CHANGED OR TERMINATED BY THE MANAGER AT ANY TIME AFTER MAY 1, 2012.

BEFORE AND AFTER REIMBURSEMENT EXPENSE RATIOS ARE REPORTED IN THE
FUND'S PROSPECTUS DATED MAY 1, 2011, AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                        o CUMULATIVE PERFORMANCE COMPARISON o

                     [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                    DOW JONES U.S. COMPLETION              USAA EXTENDED
                           TOTAL STOCK                     MARKET INDEX
                          MARKET INDEX*                        FUND
 6/30/2001                 $10,000.00                       $10,000.00
 7/31/2001                   9,535.17                         9,576.84
 8/31/2001                   9,071.60                         9,131.40
 9/30/2001                   7,904.88                         7,973.27
10/31/2001                   8,319.17                         8,374.16
11/30/2001                   8,965.84                         9,020.04
12/31/2001                   9,445.97                         9,482.40
 1/31/2002                   9,267.35                         9,312.05
 2/28/2002                   9,005.09                         9,050.86
 3/31/2002                   9,615.48                         9,664.10
 4/30/2002                   9,521.14                         9,550.53
 5/31/2002                   9,310.82                         9,323.41
 6/30/2002                   8,673.93                         8,687.47
 7/31/2002                   7,830.32                         7,835.75
 8/31/2002                   7,875.69                         7,881.18
 9/30/2002                   7,344.58                         7,347.44
10/31/2002                   7,585.78                         7,597.27
11/30/2002                   8,106.13                         8,108.30
12/31/2002                   7,764.77                         7,756.80
 1/31/2003                   7,597.14                         7,585.69
 2/28/2003                   7,403.90                         7,403.18
 3/31/2003                   7,513.44                         7,517.25
 4/30/2003                   8,139.54                         8,144.64
 5/31/2003                   8,913.09                         8,931.72
 6/30/2003                   9,124.83                         9,125.64
 7/31/2003                   9,551.08                         9,536.30
 8/31/2003                   9,951.37                         9,935.54
 9/30/2003                   9,827.81                         9,798.66
10/31/2003                  10,576.32                        10,551.52
11/30/2003                  10,941.18                        10,905.14
12/31/2003                  11,168.81                        11,126.55
 1/31/2004                  11,569.01                        11,504.69
 2/29/2004                  11,771.51                        11,710.95
 3/31/2004                  11,821.36                        11,768.24
 4/30/2004                  11,346.29                        11,275.51
 5/31/2004                  11,517.45                        11,447.39
 6/30/2004                  11,834.47                        11,756.78
 7/31/2004                  11,178.43                        11,103.63
 8/31/2004                  11,179.56                        11,103.63
 9/30/2004                  11,609.37                        11,539.06
10/31/2004                  11,823.89                        11,779.70
11/30/2004                  12,649.28                        12,581.82
12/31/2004                  13,189.83                        13,120.41
 1/31/2005                  12,743.09                        12,677.23
 2/28/2005                  12,989.67                        12,910.49
 3/31/2005                  12,740.65                        12,700.56
 4/30/2005                  12,275.07                        12,269.04
 5/31/2005                  13,006.61                        12,992.12
 6/30/2005                  13,430.94                        13,400.32
 7/31/2005                  14,187.03                        14,123.40
 8/31/2005                  14,024.38                        13,960.12
 9/30/2005                  14,130.70                        14,041.76
10/31/2005                  13,798.93                        13,738.53
11/30/2005                  14,442.66                        14,403.30
12/31/2005                  14,512.60                        14,447.44
 1/31/2006                  15,465.68                        15,354.88
 2/28/2006                  15,312.37                        15,223.54
 3/31/2006                  15,895.61                        15,796.66
 4/30/2006                  15,961.03                        15,856.36
 5/31/2006                  15,272.02                        15,187.72
 6/30/2006                  15,315.80                        15,211.60
 7/31/2006                  14,883.32                        14,781.76
 8/31/2006                  15,202.70                        15,092.20
 9/30/2006                  15,341.75                        15,259.36
10/31/2006                  16,105.05                        16,011.58
11/30/2006                  16,688.10                        16,596.65
12/31/2006                  16,730.54                        16,659.60
 1/31/2007                  17,270.16                        17,210.33
 2/28/2007                  17,227.53                        17,110.19
 3/31/2007                  17,414.33                        17,285.43
 4/30/2007                  17,845.85                        17,673.44
 5/31/2007                  18,613.90                        18,411.92
 6/30/2007                  18,340.52                        18,174.11
 7/31/2007                  17,517.94                        17,385.56
 8/31/2007                  17,694.39                        17,548.28
 9/30/2007                  18,230.91                        18,099.01
10/31/2007                  18,770.03                        18,674.77
11/30/2007                  17,717.16                        17,585.83
12/31/2007                  17,632.93                        17,444.42
 1/31/2008                  16,544.35                        16,304.44
 2/29/2008                  16,187.12                        15,973.05
 3/31/2008                  15,900.25                        15,654.91
 4/30/2008                  16,767.34                        16,516.53
 5/31/2008                  17,565.98                        17,258.84
 6/30/2008                  16,248.80                        15,959.79
 7/31/2008                  16,095.71                        15,800.72
 8/31/2008                  16,408.88                        16,118.86
 9/30/2008                  14,625.84                        14,382.37
10/31/2008                  11,607.88                        11,413.11
11/30/2008                  10,285.32                        10,114.05
12/31/2008                  10,750.80                        10,580.68
 1/31/2009                   9,947.62                         9,765.70
 2/28/2009                   8,974.83                         8,810.21
 3/31/2009                   9,748.67                         9,568.98
 4/30/2009                  11,209.84                        11,002.22
 5/31/2009                  11,675.23                        11,451.86
 6/30/2009                  11,773.12                        11,536.17
 7/31/2009                  12,833.34                        12,575.97
 8/31/2009                  13,312.74                        13,053.72
 9/30/2009                  14,085.85                        13,798.44
10/31/2009                  13,323.55                        13,025.61
11/30/2009                  13,853.42                        13,545.52
12/31/2009                  14,774.92                        14,428.56
 1/31/2010                  14,421.10                        14,075.27
 2/28/2010                  15,117.14                        14,753.59
 3/31/2010                  16,225.05                        15,827.61
 4/30/2010                  16,997.47                        16,576.60
 5/31/2010                  15,720.10                        15,333.00
 6/30/2010                  14,630.99                        14,273.11
 7/31/2010                  15,643.72                        15,248.21
 8/31/2010                  14,773.52                        14,386.17
 9/30/2010                  16,454.21                        16,025.46
10/31/2010                  17,190.67                        16,732.05
11/30/2010                  17,703.25                        17,212.53
12/31/2010                  19,003.18                        18,484.27
 1/31/2011                  19,246.23                        18,703.80
 2/28/2011                  20,101.05                        19,538.01
 3/31/2011                  20,506.46                        19,933.16
 4/30/2011                  21,118.59                        20,503.93
 5/31/2011                  20,851.06                        20,240.50
 6/30/2011                  20,364.57                        19,757.53

                                [END CHART]

                      Data from 6/30/01 to 6/30/11.

*The Dow Jones U.S. Completion Total Stock Market Index is a subset of the Dow Jones U.S. Total Stock Market Index that excludes components of the S&P 500. The Dow Jones U.S. Total Stock Market Index is an all-inclusive measure composed of all U.S. equity securities with readily available prices. This broad index is divided according to stock-size segment, style, and sector to create distinct sub-indexes that track every major segment of the market.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE CUMULATIVE PERFORMANCE QUOTED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

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6  | USAA EXTENDED MARKET INDEX FUND

================================================================================

The graph on page 6 illustrates how a $10,000 hypothetical investment in the USAA Extended Market Index Fund closely tracks the Dow Jones U.S. Completion Total Stock Market Index, which is a market-capitalization-weighted index of approximately 4,000 U.S. equity securities. It includes all the stocks in the Dow Jones U.S. Total Stock Market Index except for stocks included in the S&P 500 Index.

Dow Jones U.S. Completion Total Stock Market Index is a service mark of Dow Jones & Company, Inc. Dow Jones does not have any relationship to the Fund other than the licensing and sublicensing of the Dow Jones U.S. Completion Total Stock Market Index and its service marks for use in connection with the Fund. o Dow Jones does not sponsor, endorse, sell, or promote the Fund; recommend that any person invest in the Fund or any other securities; have any responsibility or liability for or make any decisions about the timing, amount, or pricing of the Fund; have any responsibility or liability for the administration, management, or marketing of the Fund; consider the needs of the Fund or the owners of the Fund in determining, composing, or calculating the Dow Jones U.S. Completion Total Stock Market Index, or have any obligation to do so.

Dow Jones will have no liability in connection with the Fund. Specifically, Dow Jones makes no warranty, express or implied, and Dow Jones disclaims any warranty about: the results to be obtained by the Fund, the owner of the Fund, or any other person in connection with the use of the Dow Jones U.S. Completion Total Stock Market Index and the data included in the Dow Jones U.S. Completion Total Stock Market Index; the accuracy or completeness of the Dow Jones U.S. Completion Total Stock Market Index and any related data; the merchantability and the fitness for a particular purpose or use of the Dow Jones U.S. Completion Total Stock Market Index and/or its related data; Dow Jones will have no liability for any errors, omissions, or interruptions in the Dow Jones U.S. Completion Total Stock Market Index or related data; under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special, or consequential damages or losses, even if Dow Jones knows that they might occur.
o The licensing agreement between BlackRock Advisors, LLC (or its predecessor), and Dow Jones, and the sublicensing agreeement between the Fund and BlackRock Advisors, LLC (or its predecessor), are solely for the benefit of the parties to these agreements and not for the benefit of the owners of the USAA Extended Market Index Fund or any other third parties.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                                 TOP 10 HOLDINGS
                                  AS OF 6/30/11
                               (% of Net Assets)*

Las Vegas Sands Corp. ....................................................  0.6%
General Motors Co. .......................................................  0.6%
Annaly Capital Management, Inc. ..........................................  0.5%
LyondellBasell Industries NV, Class A ....................................  0.4%
Vertex Pharmaceuticals, Inc. .............................................  0.3%
Green Mountain Cofee Roasters, Inc. ......................................  0.3%
Crown Castle International Corp. .........................................  0.3%
The Mosaic Co. ...........................................................  0.3%
Bunge Ltd. ...............................................................  0.3%
Liberty Media Holding Corp. ..............................................  0.3%

*Percentages are of the net assets of the Master Extended Market Index Series (the Series), not the net assets of the Fund.

You will find a complete list of securities that the Series owns on pages 29-80.

================================================================================

8  | USAA EXTENDED MARKET INDEX FUND

================================================================================

                                   TOP 10 INDUSTRIES
                                     AS OF 6/30/11
                                   (% of Net Assets)*

Real Estate Investment Trusts (REITs) ....................................  7.4%
Technology Hardware & Equipment ..........................................  6.5%
Health Care Equipment & Services .........................................  5.3%
Software & Computer Services .............................................  5.2%
General Retailers ........................................................  4.9%
Pharmaceutical & Biotechnology ...........................................  4.7%
Banks ....................................................................  4.5%
Oil & Gas Producers ......................................................  4.0%
Travel & Leisure .........................................................  3.9%
Support Services .........................................................  3.8%

*Percentages are of the net assets of the Master Extended Market Index Series (the Series), not the net assets of the Fund.

You will find a complete list of securities that the Series owns on pages 29-80.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2011 (unaudited)

--------------------------------------------------------------------------------

ASSETS
  Investment in Master Extended Market Index Series, at fair value        $406,441,839
  Receivable for redemption in Master Extended Market Index Series             294,537
  Receivable for capital shares sold                                           262,316
  Receivable due from USAA Investment Management Company
      (Note 4B)                                                                189,917
                                                                          ------------
         Total assets                                                      407,188,609
                                                                          ------------
LIABILITIES
  Payable for capital shares redeemed                                          556,853
  Accrued transfer agency fees                                                  17,858
  Other accrued expenses and payables                                           43,556
                                                                          ------------
         Total liabilities                                                     618,267
                                                                          ------------
             Net assets applicable to capital shares outstanding          $406,570,342
                                                                          ============
NET ASSETS CONSIST OF:
  Paid-in capital                                                         $342,752,535
  Accumulated undistributed net investment income                            1,261,396
  Accumulated net realized gain from investments and
      futures transactions                                                   3,913,016
  Net unrealized appreciation on investments and futures contracts          58,643,395
                                                                          ------------
              Net assets applicable to capital shares outstanding         $406,570,342
                                                                          ============
  Capital shares outstanding                                                30,108,738
                                                                          ============
  Net asset value, redemption price, and offering price per share         $      13.50
                                                                          ============

See accompanying notes to financial statements and accompanying financial statements of the Master Extended Market Index Series (the Series) attached.

================================================================================

10  | USAA EXTENDED MARKET INDEX FUND

================================================================================

STATEMENT OF OPERATIONS

Six-month period ended June 30, 2011 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
  Allocated from Master Extended Market Index Series:
      Dividends                                                           $ 2,102,403
      Foreign taxes withheld                                                   (2,197)
      Income - affiliated                                                      29,241
      Securities lending - affiliated                                          40,941
                                                                          -----------
         Total income                                                       2,170,388
             Expenses (Note 4B)                                              (130,537)
                                                                          -----------
  Net allocated investment income                                           2,039,851
                                                                          -----------
FUND EXPENSES
  Administration and servicing fees                                           745,069
  Transfer agent's fees                                                       421,296
  Custody and accounting fees                                                   2,155
  Shareholder reporting fees                                                   16,029
  Postage                                                                      16,860
  Trustees' fees                                                                6,943
  Registration fees                                                            23,914
  Professional fees                                                            39,175
  Other                                                                         8,158
                                                                          -----------
         Total Fund expenses before reimbursement                           1,279,599
  Expenses reimbursed                                                        (429,917)
                                                                          -----------
         Total Fund expenses after reimbursement                              849,682
                                                                          -----------
NET INVESTMENT INCOME                                                       1,190,169
                                                                          -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FUTURES
CONTRACTS ALLOCATED FROM MASTER EXTENDED MARKET INDEX SERIES
  Net realized gain from investment transactions                            2,172,212
  Net realized gain from futures transactions                               1,059,327
  Net change in unrealized appreciation/depreciation on
     investments and futures contracts                                     21,186,182
                                                                          -----------
         Net allocated realized and unrealized gain on investments
            and futures contracts                                          24,417,721
                                                                          -----------
  Increase in net assets from operations                                  $25,607,890
                                                                          ===========

See accompanying notes to financial statements and accompanying financial statements of the Series attached.

================================================================================

                                                      FINANCIAL STATEMENTS |  11

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

Six-month period ended June 30, 2011 (unaudited), and year ended
December 31, 2010

--------------------------------------------------------------------------------------
                                                             6/30/2011      12/31/2010
--------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                   $  1,190,169    $  2,614,363
  Net realized gain from investment transactions             2,172,212       6,700,371
  Net realized gain from futures transactions                1,059,327         891,677
  Net change in unrealized appreciation/depreciation
      on investments and futures contracts                  21,186,182      67,579,121
                                                          ----------------------------
      Net increase in net assets from operations            25,607,890      77,785,532
                                                          ----------------------------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                              -      (2,999,729)
  Net realized gains                                                 -      (9,230,113)
                                                          ----------------------------
      Distributions to shareholders                                  -     (12,229,842)
                                                          ----------------------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                 61,150,758      74,306,004
  Reinvested dividends                                               -      11,977,051
  Cost of shares redeemed                                  (43,023,724)    (65,250,276)
                                                          ----------------------------
      Net increase in net assets from capital
          share transactions                                18,127,034      21,032,779
                                                          ----------------------------
  Capital contribution from USAA Transfer Agency
      Company                                                        -           2,439
                                                          ----------------------------
  Net increase in net assets                                43,734,924      86,590,908
NET ASSETS
  Beginning of period                                      362,835,418     276,244,510
                                                          ----------------------------
  End of period                                           $406,570,342    $362,835,418
                                                          ============================
Accumulated undistributed net investment income
  End of period                                           $  1,261,396    $     71,227
                                                          ============================
CHANGE IN SHARES OUTSTANDING
  Shares sold                                                4,618,780       6,585,575
  Shares issued for reinvested dividends                             -         959,498
  Shares redeemed                                           (3,246,802)     (5,861,269)
                                                          ----------------------------
      Increase in shares outstanding                         1,371,978       1,683,804
                                                          ============================

See accompanying notes to financial statements and accompanying financial statements of the Series attached.

================================================================================

12  | USAA EXTENDED MARKET INDEX FUND

================================================================================

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below are selected ratios and supplemental data for the periods indicated for the USAA Extended Market Index Fund.

                                  SIX-MONTH
                                PERIOD ENDED
                                  JUNE 30,                 YEAR ENDED DECEMBER 31,
                                -------------------------------------------------------------------
                                    2011        2010       2009        2008       2007         2006
                                -------------------------------------------------------------------
Net asset value at
  beginning of period           $  12.63    $  10.21   $   7.53    $  13.16   $  13.31     $  12.10
                                -------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income              .04         .09        .07         .11        .12          .14
  Net realized and unrealized
    gain (loss) on investments
    and futures transactions         .83        2.78       2.67       (5.32)       .51         1.71
                                -------------------------------------------------------------------
Total from investment
  operations                         .87        2.87       2.74       (5.21)       .63         1.85
                                -------------------------------------------------------------------
Less distributions:
  From net investment income           -        (.11)      (.06)       (.11)      (.12)        (.14)
  From realized capital gains          -        (.34)         -        (.31)      (.66)        (.50)
                                -------------------------------------------------------------------
Total distributions                    -        (.45)      (.06)       (.42)      (.78)        (.64)
                                -------------------------------------------------------------------
Net asset value at
  end of period                 $  13.50    $  12.63   $  10.21    $   7.53   $  13.16     $  13.31
                                ===================================================================
Total return (%)*                   6.89       28.11      36.37      (39.35)      4.71(b)     15.31
Net assets at
  end of period (000)           $406,570    $362,835   $276,245    $194,859   $310,168     $252,844
Ratios to average
  net assets:**
  Expenses, including expenses
    of the Master Extended
    Market Index Series (%)(a)       .50         .50        .50         .50        .50(b)       .50
  Expenses before
    reimbursements, including
    expenses of the Master
    Extended Market Index
    Series (%)(a)                    .72         .81        .96         .90        .79(b)       .82
  Net investment income (%)          .61         .86        .86        1.08        .92         1.23
Portfolio turnover (%)***              7          15         20          33         33           24

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.
 ** For the six-month period ended June 30, 2011, average net assets were
    $395,410,061.
*** Represents the portfolio turnover of the Master Extended Market Index
    Series.
(a) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.
(b) For the year ended December 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agency fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.

See accompanying notes to financial statements and accompanying financial statements of the Series attached.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  13

================================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 2011 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 48 separate funds. The information presented in this semiannual report pertains only to the USAA Extended Market Index Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's primary investment objective is to seek to match, before fees and expenses, the performance of the U.S. stocks not included in the S&P 500 Index as represented by the Dow Jones U.S. Completion Total Stock Market Index.

USAA Investment Management Company (the Manager), an affiliate of the Fund, attempts to achieve this objective by investing all of the Fund's investable assets in the Master Extended Market Index Series of the Quantitative Master Series LLC (the Series), which is a separate open-end investment management company advised by BlackRock Advisors, LLC (BlackRock), with a substantially similar investment objective. At June 30, 2011, the Fund's investment was 81.74% of the Series.

The financial statements of the Series, including the Schedule of Investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

A. VALUATION OF INVESTMENTS -- The Fund records its investment in the Series at fair value, which reflects its proportionate interest in the net assets of the Series. Valuation of the securities held by the Series is discussed in Note 1 of the Series' financial statements included elsewhere in this report.

================================================================================

14  | USAA EXTENDED MARKET INDEX FUND

================================================================================

B. FAIR VALUE MEASUREMENTS -- Refer to the Schedule of Investments of the Series for a discussion of fair value measurements and a summary of the inputs used to value the Series' assets. The following is a summary of the inputs used to value the Fund's investment in the Series as of June 30, 2011:

VALUATION INPUTS                                    INVESTMENT IN THE SERIES
----------------------------------------------------------------------------
Level 1 - Quoted Prices                                   $          -

Level 2 - Other Significant Observable Inputs              406,441,839

Level 3 - Significant Unobservable Inputs                            -
----------------------------------------------------------------------------
Total                                                     $406,441,839
----------------------------------------------------------------------------

    For the period ended June 30, 2011, there were no significant transfers between levels. The Fund's policy is to recognize transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

C. DERIVATIVE FINANCIAL INSTRUMENTS -- Refer to note 2 in the Series' Notes to Financial Statements for a discussion of derivative financial instruments and how they are accounted for in the Series' financial statements.

D. INVESTMENT INCOME AND EXPENSES -- The Fund records daily its pro rata share of the Series' income, expenses, and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

E. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

F. EXPENSES PAID INDIRECTLY -- Through arrangements with banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. For the six-month period ended June 30, 2011, the Fund did not incur any expenses paid indirectly.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  15

================================================================================

G. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $750 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.10% annually of the amount of the committed loan agreement). The facility fees are allocated among the funds based on their respective average net assets for the period.

For the six-month period ended June 30, 2011, the Fund paid CAPCO facility fees of $497, which represents 0.8% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the six-month period ended June 30, 2011.

================================================================================

16  | USAA EXTENDED MARKET INDEX FUND

================================================================================

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of December 31, 2011, in accordance with applicable tax law.

Distributions of net investment income and the Fund's pro rata share of the Series' realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the six-month period, ended June 30, 2011, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2011, the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax year ended December 31, 2010, and each of the three preceding fiscal years, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

(4) TRANSACTIONS WITH MANAGER

A. ADMINISTRATION AND SERVICING FEES -- The Manager provides administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.38% of the Fund's average net assets for the fiscal year. For the six-month period ended June 30, 2011, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $745,069.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  17

================================================================================

    these expenses incurred by the Manager. For the six-month period ended June 30, 2011, the Fund reimbursed the Manager $5,716 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

    Out of the administration and servicing fees received from the Fund, the Manager pays BlackRock up to 0.10% for subadministration services provided on the Manager's behalf. For the six-month period ended June 30, 2011, the Manager incurred subadministration fees, paid or payable to BlackRock, of $44,131.

B. EXPENSE LIMITATION -- The Manager has agreed, through May 1, 2012, to limit the total annual operating expenses of the Fund to 0.50% of the Fund's average daily net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through May 1, 2012, without approval of the Trust's Board of Trustees, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended June 30, 2011, the Fund incurred reimbursable expenses of $429,917, of which $189,917 was receivable from the Manager. Additionally, the expenses allocated to the Fund from the Series included fees waived by BlackRock Advisors, LLC of $4,950. Refer to Note 3 in the Series' Notes to Financial Statements.

C. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agency services to the Fund based on an annual charge of $26 per shareholder account, plus out-of-pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the six-month period ended June 30, 2011, the Fund incurred transfer agent's fees paid or payable to SAS, of $421,296.

D. UNDERWRITING AGREEMENT -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

================================================================================

18  | USAA EXTENDED MARKET INDEX FUND

================================================================================

E. MANAGEMENT AGREEMENT -- The Manager serves as investment adviser to the Fund and is responsible for monitoring the services provided to the Series by BlackRock. While the Fund maintains its investment in the Series, the Manager receives no fee from the Fund for the monitoring service performed on its behalf.

(5) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(6) NEW ACCOUNTING PRONOUNCEMENTS

    FAIR VALUE MEASUREMENTS -- In May 2011, the Financial Accounting Standards Board (FASB) and the International Accounting Standards Board (IASB) issued converged guidance on fair value measurements regarding the principles of fair value measurement and financial reporting. A number of new disclosures are required, including quantitative information and a qualitative discussion about significant unobservable inputs used for all Level 3 measurements, a description of the Manager's valuation processes, and all transfers between levels of the fair value hierarchy, rather than significant transfers only. The amended guidance is effective for financial statements for interim and annual periods beginning after December 15, 2011. The Manager is in the process of evaluating the impact of this guidance on the Fund's financial statement disclosures.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

EXPENSE EXAMPLE

June 30, 2011 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including administration fees, transfer agency fees, expenses allocated to the Fund by the Master Extended Market Index Series, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of January 1, 2011, through June 30, 2011.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending

================================================================================

20  | USAA EXTENDED MARKET INDEX FUND

================================================================================

account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                        EXPENSES PAID
                               BEGINNING               ENDING           DURING PERIOD*
                             ACCOUNT VALUE         ACCOUNT VALUE       JANUARY 1, 2011 -
                            JANUARY 1, 2011        JUNE 30, 2011        JUNE 30, 2011
                            ------------------------------------------------------------
Actual                         $1,000.00             $1,068.90               $2.56

Hypothetical
 (5% return before expenses)    1,000.00              1,022.32                2.51

* Expenses are equal to the Fund's annualized expense ratio of 0.50%, which includes expenses of the Master Extended Market Index Series, and is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of 6.89% for the six-month period of January 1, 2011, through June 30, 2011.

================================================================================

                                                           EXPENSE EXAMPLE |  21

================================================================================

ADVISORY AGREEMENT

June 30, 2011 (unaudited)

--------------------------------------------------------------------------------

At a meeting of the Board of Trustees (the Board) held on April 26, 2011, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved for an annual period the continuance of the Management Agreement between the Trust and the Manager with respect to the Fund. In advance of the meeting, the Trustees received and considered a variety of information relating to the Management Agreement and the Manager and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel.

Prior to voting, the Independent Trustees reviewed the proposed continuance of the Management Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Management Agreement with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and services provided by the Manager. At the meeting at which renewal of the Management Agreement is considered, particular focus is given to information concerning Fund performance,

================================================================================

22  | USAA EXTENDED MARKET INDEX FUND

================================================================================

comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Management Agreement included certain information previously received at such meetings.

MANAGEMENT AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Management Agreement. In approving the Management Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

The Trustees took into account the fact that the Fund operates in a master-feeder structure through which the Fund invests all of its investable assets in the Extended Market Index Series (the Master Fund), a separate registered investment company advised by BlackRock Advisors, LLC (the Adviser).

NATURE, EXTENT AND QUALITY OF THE SERVICES -- In considering the nature, extent, and quality of the services provided by the Manager under the Management Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its familiarity with the Manager's management through Board meetings, discussions, and reports during the preceding year. The Board considered the services provided to the Fund by the Manager under the Management Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. The Board noted that the Manager receives no investment advisory fee for serving as the investment adviser to the Fund so long as the Fund is operated in a master-feeder structure. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation

================================================================================

                                                        ADVISORY AGREEMENT |  23

================================================================================

of the Fund and the Trust. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of senior personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Adviser to the Master Fund. The Manager's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Management Agreement. In reviewing the Management Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing investment companies, including the Fund.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Master Fund's operations and of the Fund's day-to-day operations and oversight of Fund accounting. The Manager and its affiliates provide compliance and administrative services to the Fund. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE -- In connection with its consideration of the Management Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load and front-end load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size,

================================================================================

24  | USAA EXTENDED MARKET INDEX FUND

================================================================================

excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate -- which reflects the advisory fee paid by the Master Fund to the Adviser as well as administrative services provided to the Fund by the Manager and its affiliates and the effects of any reimbursements -- was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, after reimbursements, were below the median of its expense group and its expense universe. The Board noted that the Manager does not currently receive an advisory fee from the Fund for the services that it provides under the Management Agreement. The Trustees took into account that the management fee and total expenses reflected both the expenses of the Fund as well as those of the Master Fund and that the Master Fund's advisory fee was below the median of the Fund's expense group. The Board noted the size of the Fund and its impact on Fund expenses. The Trustees also took into account the Manager's current undertakings to maintain expense limitations for the Fund. The Board also took into account the various services provided to the Fund by the Manager and its affiliates. The Trustees also noted the high level of correlation between the Fund and its corresponding index and the relatively low tracking error between the two, and noted that it reviews such information on a quarterly basis.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings detailed information about the Fund's and the Master Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Management Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-year period ended

================================================================================

                                                        ADVISORY AGREEMENT |  25

================================================================================

December 31, 2010, and was above the average of its performance universe and lower than its Lipper index for the three- and five-year periods ended December 31, 2010. The Board also noted that the Fund's percentile performance ranking was in the top 5% of its performance universe for the one-year period ended December 31, 2010 and in the top 35% of its performance universe for the three- and five-year periods ended December 31, 2010. The Board took into account management's discussion of the Fund's performance, including the Fund's high level of correlation between the Fund's performance and its corresponding index. The Trustees also noted management's discussion of the Fund's peer group.

COMPENSATION AND PROFITABILITY -- The Board noted that the Manager does not currently receive an advisory fee from the Fund under the Management Agreement. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager reimbursed the Fund for expenses. In reviewing the overall profitability of the Fund to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be able to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE -- With respect to the consideration of any economies of scale to be realized by the Fund, the Board took into account that the Manager does not receive any advisory fees under the Management Agreement and that the management fee reflects the advisory fee paid

================================================================================

26  | USAA EXTENDED MARKET INDEX FUND

================================================================================

at the Master Fund level to the Master Fund's Adviser. The Board took into account Management's discussion of the Fund's current advisory fee structure. The Board also considered the effects of the Fund's growth and size on the Fund's performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current fee structure was reasonable.

CONCLUSIONS -- The Board reached the following conclusions regarding the Fund's Management Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Management Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability, if any, from their relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Management Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

                                                        ADVISORY AGREEMENT |  27

                            Semiannual report of the
                       MASTER EXTENDED MARKET INDEX SERIES
                  in which the USAA EXTENDED MARKET INDEX FUND
                                     invests

================================================================================

SCHEDULE OF INVESTMENTS

June 30, 2011 (unaudited)

---------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                 VALUE
---------------------------------------------------------------------------------------------------
COMMON STOCKS

AEROSPACE & DEFENSE - 1.2%
     6,395     AAR Corp.                                                               $    173,241
       200     Aerosonic Corp.(a)                                                               690
     3,121     AeroVironment, Inc.(a)                                                       110,327
     4,963     Alliant Techsystems, Inc.                                                    354,011
    13,400     American Defense Systems, Inc.(a)                                              1,069
    13,532     Applied Energetics, Inc.(a)                                                    4,503
     4,742     Arotech Corp.(a)                                                              10,338
     1,949     Astronics Corp.(a)                                                            60,029
     6,283     Astrotech Corp.(a)                                                             6,534
     1,200     Aviation General, Inc.(a)                                                          -
    15,486     BE Aerospace, Inc.(a)                                                        631,984
     4,153     Ceradyne, Inc.(a)                                                            161,925
     2,676     Cubic Corp.                                                                  136,449
     7,011     Curtiss-Wright Corp.                                                         226,946
     1,600     Ducommun, Inc.                                                                32,912
     4,870     Esterline Technologies Corp.(a)                                              372,068
    12,326     Force Protection, Inc.(a)                                                     61,199
     9,911     GenCorp, Inc.(a)                                                              63,629
     5,858     Heico Corp., Class A                                                         232,914
    15,469     Hexcel Corp.(a)                                                              338,616
     7,264     Huntington Ingalls Industries, Inc.(a)                                       250,608
     3,826     Innovative Solutions & Support, Inc.(a)                                       20,928
     4,378     Kratos Defense & Security Solutions, Inc.(a)                                  53,237
     1,853     LMI Aerospace, Inc.(a)                                                        45,269
     3,507     Mantech International Corp., Class A                                         155,781
     6,604     Moog, Inc., Class A(a)                                                       287,406
     9,520     Orbital Sciences Corp.(a)                                                    160,412
     3,573     RBC Bearings, Inc.(a)                                                        134,917
    11,500     Smith & Wesson Holding Corp.(a)                                               34,500
    18,754     Spirit Aerosystems Holdings, Inc., Class A(a)                                412,588
     3,319     Sturm Ruger & Co., Inc.                                                       72,852
    10,930     Taser International, Inc.(a)                                                  49,732
     5,887     Teledyne Technologies, Inc.(a)                                               296,469
     7,311     TransDigm Group, Inc.(a)                                                     666,690
     3,068     Triumph Group, Inc.                                                          305,511
       725     VSE Corp.                                                                     18,053
                                                                                       ------------
                                                                                          5,944,337
                                                                                       ------------
ALTERNATIVE ENERGY - 0.2%
     7,412     Ascent Solar Technologies, Inc.(a)                                             7,041
     4,600     BioFuel Energy Corp.(a)                                                        1,894
     2,334     DayStar Technologies, Inc.(a)                                                  1,167
    19,611     Ener1, Inc.(a)                                                                21,572
    10,800     Energy Conversion Devices, Inc.(a),(b)                                        12,744
     6,689     Evergreen Solar, Inc.(a),(b)                                                   3,812
    19,587     FuelCell Energy, Inc.(a),(b)                                                  25,659
    20,266     GT Solar International, Inc.(a)                                              328,309
     3,573     Green Plains Renewable Energy(a)                                              38,553
     4,134     GreenHunter Energy, Inc.(a)                                                    3,597
     4,922     Hoku Corp.(a),(b)                                                              8,023

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  29

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                 VALUE
---------------------------------------------------------------------------------------------------
     3,693     Ocean Power Technologies, Inc.(a)                                       $     13,295
     4,743     Pacific Ethanol, Inc.(a),(b)                                                   5,122
     3,343     Plug Power, Inc.(a)                                                            7,421
     6,749     STR Holdings, Inc.(a)                                                        100,695
    12,448     SunPower Corp., Class A(a),(b)                                               240,620
     3,173     SunPower Corp., Class B(a)                                                    52,767
     5,936     Verenium Corp.(a),(b)                                                         10,626
     4,371     Westinghouse Solar, Inc.(a),(b)                                                6,382
                                                                                       ------------
                                                                                            889,299
                                                                                       ------------
AUTOMOBILES & PARTS - 2.2%
    10,645     American Axle & Manufacturing Holdings, Inc.(a)                              121,140
     4,129     Amerigon, Inc.(a),(b)                                                         71,762
    17,624     BorgWarner, Inc.(a)                                                        1,423,843
    10,081     Cooper Tire & Rubber Co.                                                     199,503
    23,772     Dana Holding Corp.(a)                                                        435,028
     2,331     Dorman Products, Inc.(a)                                                      92,261
    12,409     Exide Technologies(a)                                                         94,805
     4,156     Federal-Mogul Corp., Class A(a)                                               94,881
     2,736     Fuel Systems Solutions, Inc.(a)                                               68,263
    92,291     General Motors Co.(a)                                                      2,801,955
    23,109     Gentex Corp.                                                                 698,585
    23,899     LKQ Corp.(a)                                                                 623,525
    16,879     Lear Corp.                                                                   902,689
     4,784     LoJack Corp.(a)                                                               20,858
     7,889     Modine Manufacturing Co.(a)                                                  121,254
     2,934     Quantum Fuel Systems Technologies Worldwide, Inc.(a)                          10,181
     1,822     Shiloh Industries, Inc.                                                       19,641
     3,825     Standard Motor Products, Inc.                                                 58,255
     4,769     Stoneridge, Inc.(a)                                                           70,295
       646     Strattec Security Corp.                                                       13,553
     4,109     Superior Industries International, Inc.                                       90,850
    16,697     TRW Automotive Holdings Corp.(a)                                             985,624
     9,898     Tenneco, Inc.(a)                                                             436,205
     6,975     Titan International, Inc.                                                    169,214
     4,387     U.S. Auto Parts Network, Inc.(a)                                              33,604
     7,549     Visteon Corp.(a)                                                             516,427
    10,991     WABCO Holdings, Inc.(a)                                                      759,038
                                                                                       ------------
                                                                                         10,933,239
                                                                                       ------------
BANKS - 4.5%
     2,367     1st Source Corp.                                                              49,092
     6,494     1st United BanCorp., Inc.(a)                                                  40,393
     3,855     Abington Bancorp, Inc.                                                        40,208
     1,139     Alliance Financial Corp.                                                      34,774
       200     Ameriana Bancorp                                                               1,000
     1,469     American National Bankshares, Inc.                                            27,015
     4,507     Ameris Bancorp(a)                                                             39,977
     1,637     Ames National Corp.                                                           29,728
     3,004     Anchor Bancorp Wisconsin, Inc.(a),(b)                                          2,133
     2,256     Arrow Financial Corp.                                                         55,204
    27,472     Associated Banc-Corp.                                                        381,861
    13,563     Astoria Financial Corp.                                                      173,471
       451     Atlantic Coast Financial Corp.(a)                                              3,076
     2,636     BCB Bancorp, Inc.                                                             29,971
       631     BCSB Bancorp, Inc.(a)                                                          8,683
     4,163     BOK Financial Corp.                                                          228,008
     1,203     Bancfirst Corp.                                                               46,436
     1,300     Bancorp of New Jersey, Inc.                                                   11,869
       826     Bancorp Rhode Island, Inc.                                                    37,434
     6,330     The Bancorp, Inc.(a)                                                          66,148
    12,249     BancorpSouth, Inc.                                                           152,010
     6,004     BancTrust Financial Group, Inc.(a)                                            15,430

================================================================================

30  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                 VALUE
---------------------------------------------------------------------------------------------------
     7,997     Bank Mutual Corp.                                                       $     29,349
     2,778     Bank of Granite Corp.(a)                                                       2,639
     7,740     Bank of Hawaii Corp.                                                         360,065
     1,252     Bank of Marin Bancorp                                                         44,283
     2,334     Bank of the Ozarks, Inc.                                                     121,508
     7,368     BankAtlantic Bancorp, Inc.(a)                                                  7,000
     4,044     BankFinancial Corp.                                                           34,253
     4,569     BankUnited, Inc.                                                             121,261
     2,844     Banner Corp.                                                                  49,770
     1,253     Bar Harbor Bankshares                                                         35,397
     7,156     Beneficial Mutual Bancorp, Inc.(a)                                            58,787
       733     Berkshire Bancorp, Inc.                                                        4,977
     3,020     Berkshire Hills Bancorp, Inc.                                                 67,618
     2,083     BofI Holding, Inc.(a)                                                         30,016
    12,347     Boston Private Financial Holdings, Inc.                                       81,243
     1,839     Bridge Bancorp, Inc.                                                          39,134
     5,799     Brookline Bancorp, Inc.                                                       53,757
     2,035     Bryn Mawr Bank Corp.                                                          41,209
     2,109     CFS Bancorp, Inc.                                                             11,325
    15,275     CVB Financial Corp.                                                          141,294
       600     California First National Bancorp                                              9,192
       894     Camco Financial Corp.(a)                                                       1,609
     1,379     Camden National Corp.                                                         45,245
     3,495     Cape Bancorp, Inc.(a)                                                         34,950
     3,637     Capital Bank Corp.(a)                                                         12,693
     2,411     Capital City Bank Group, Inc.                                                 24,737
    47,528     CapitalSource, Inc.                                                          306,556
    27,284     Capitol Federal Financial, Inc.                                              320,860
     5,311     Cardinal Financial Corp.                                                      58,155
     3,404     Cascade Bancorp(a),(b)                                                        34,380
     2,391     Cascade Financial Corp.                                                        1,073
    12,778     Cathay General Bancorp                                                       209,431
     3,169     Center Bancorp, Inc.                                                          33,084
     7,303     Center Financial Corp.(a)                                                     46,374
     4,930     Centerstate Banks, Inc.                                                       34,116
       565     Central Pacific Financial Corp.(a)                                             7,910
       900     Century Bancorp, Inc., Class A                                                23,814
     4,028     Chemical Financial Corp.                                                      75,565
     2,369     Chicopee Bancorp, Inc.(a)                                                     33,877
     2,208     Citizens & Northern Corp.                                                     33,275
    69,785     Citizens Banking Corp.(a)                                                     48,159
     3,414     Citizens South Banking Corp.                                                  13,997
     2,725     City Holding Co.                                                              90,007
     7,796     City National Corp.                                                          422,933
     2,937     Clifton Savings Bancorp, Inc.                                                 32,424
     6,530     CoBiz Financial, Inc.                                                         42,706
       750     Colony Bankcorp, Inc.(a)                                                       2,152
     6,538     Columbia Banking System, Inc.                                                112,584
    12,371     Commerce Bancshares, Inc.                                                    531,953
     6,100     Community Bank System, Inc.                                                  151,219
     2,351     Community Trust Bancorp, Inc.                                                 65,170
     9,262     Cullen/Frost Bankers, Inc.                                                   526,545
     3,844     Danvers Bancorp, Inc.(b)                                                      83,684
     5,556     Dime Community Bancshares, Inc.                                               80,784
    20,384     Doral Financial Corp.(a)                                                      39,953
     2,553     ESB Financial Corp.                                                           32,985
     2,897     ESSA Bancorp, Inc.                                                            35,981
     3,781     Eagle Bancorp, Inc.(a)                                                        50,287
    23,955     East-West Bancorp, Inc.                                                      484,131

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  31

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                 VALUE
---------------------------------------------------------------------------------------------------
     2,156     Eastern Virginia Bankshares, Inc.                                       $      7,223
     2,643     Encore Bancshares, Inc.(a)                                                    31,769
     3,362     Enterprise Financial Services Corp.                                           45,488
    18,352     F.N.B. Corp.                                                                 189,943
     2,022     FNB United Corp.(a)                                                              869
     1,981     Farmers Capital Bank Corp.(a)                                                 10,400
     2,463     Financial Institutions, Inc.                                                  40,442
     2,286     First Bancorp, Inc.                                                           33,970
     2,932     First Bancorp, North Carolina                                                 30,024
     3,527     First Bancorp, Pureto Rico(a),(b)                                             15,201
    14,001     First Busey Corp.                                                             74,065
     1,258     First Citizens Banc Corp.(a)                                                   4,768
       818     First Citizens BancShares, Inc., Class A                                     153,146
    15,202     First Commonwealth Financial Corp.                                            87,259
     2,710     First Community Bancshares, Inc.                                              37,940
     2,100     First Defiance Financial Corp.(a)                                             30,849
     1,387     First Federal Bancshares of Arkansas, Inc.(a)                                  8,988
     9,342     First Financial Bancorp                                                      155,918
     7,692     First Financial Bankshares, Inc.                                             264,989
     1,968     First Financial Corp.                                                         64,432
     2,852     First Financial Holdings, Inc.                                                25,582
     3,633     First Financial Northwest, Inc.(a)                                            18,419
       358     First Financial Service Corp.(a)                                               1,203
     1,106     First M&F Corp.                                                                4,103
     4,483     First Merchants Corp.                                                         40,078
    12,099     First Midwest Bancorp, Inc.                                                  148,697
    49,344     First Niagara Financial Group, Inc.                                          651,341
     1,694     The First of Long Island Corp.                                                47,246
     4,526     First Place Financial Corp.(a)                                                 5,205
    12,788     First Republic Bank/San Francisco(a)                                         412,797
     1,076     First Security Group, Inc.(a)                                                    699
     1,978     First South Bancorp, Inc.                                                      8,446
     1,435     First United Corp.                                                             7,132
    16,809     FirstMerit Corp.                                                             277,517
    33,167     Flagstar BanCorp., Inc.(a)                                                    39,469
     5,275     Flushing Financial Corp.                                                      68,575
     3,616     Fox Chase BanCorp., Inc.                                                      48,997
    30,897     Fulton Financial Corp.                                                       330,907
     2,973     German American Bancorp, Inc.                                                 49,292
    11,598     Glacier Bancorp, Inc.                                                        156,341
     1,675     Great Southern Bancorp, Inc.                                                  31,741
     3,466     Greene County Bancshares, Inc.(a)                                              9,081
    14,486     Guaranty Bancorp(a)                                                           19,411
     1,094     HMN Financial, Inc.(a)                                                         2,680
     4,297     Hampton Roads Bankshares, Inc.(a)                                             42,540
     7,889     Hancock Holding Co.                                                          244,401
    28,140     Hanmi Financial Corp.(a)                                                      30,110
       744     Hawthorn Bancshares, Inc.                                                      5,696
     2,536     Heartland Financial USA, Inc.                                                 36,899
     5,943     Heritage Commerce Corp.(a)                                                    30,369

================================================================================

32  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                 VALUE
---------------------------------------------------------------------------------------------------
     3,139     Heritage Financial Corp.                                                $     40,587
     2,533     Home Bancorp, Inc.(a)                                                         37,463
     4,252     Home Bancshares, Inc.                                                        100,517
     3,239     Home Federal Bancorp, Inc.                                                    35,597
     2,552     Hudson Valley Holding Corp.                                                   49,279
     4,307     IBERIABANK Corp.                                                             248,255
     3,658     Independent Bank Corp./MA                                                     96,022
     3,528     Independent Bank Corp./MI(a)                                                   7,162
     1,336     Indiana Community Bancorp                                                     23,206
     8,930     International Bancshares Corp.                                               149,399
     4,058     Intervest Bancshares Corp.(a)                                                 12,417
     7,975     Investors Bancorp, Inc.(a)                                                   113,245
     2,346     Jefferson Bancshares, Inc.(a)                                                  7,601
     3,804     Kearny Financial Corp.                                                        34,654
     4,853     Lakeland Bancorp, Inc.                                                        48,433
     2,787     Lakeland Financial Corp.                                                      62,039
     1,946     Legacy Bancorp, Inc./MA                                                       26,972
     1,743     Louisiana Bancorp, Inc.(a)                                                    27,487
     8,489     MB Financial, Inc.                                                           163,328
     5,523     Macatawa Bank Corp.(a),(b)                                                    15,271
     3,471     MainSource Financial Group, Inc.                                              28,809
     2,218     Mercantile Bank Corp.(a)                                                      18,409
     1,496     Merchants Bancshares, Inc.                                                    36,607
     2,754     Metro Bancorp, Inc.(a)                                                        31,451
       521     Mid Penn Bancorp, Inc.                                                         4,267
     2,075     MidwestOne Financial Group, Inc.                                              29,984
     1,617     MutualFirst Financial, Inc.                                                   14,747
       717     NASB Financial, Inc.(a),(b)                                                    7,478
     5,602     NBT Bancorp, Inc.                                                            123,972
     6,430     Nara Bancorp, Inc.(a)                                                         52,276
     1,539     National Bankshares, Inc.                                                     38,537
    20,787     National Penn Bancshares, Inc.                                               164,841
    69,264     New York Community Bancorp, Inc.                                           1,038,267
     4,304     Newbridge Bancorp(a)                                                          19,712
       657     North Valley Bancorp(a)                                                        6,780
       300     Northern States Financial Corp.(a)                                               315
     3,860     Northfield Bancorp, Inc.                                                      54,272
     7,630     Northwest Bancshares, Inc.                                                    95,985
       346     Norwood Financial Corp.                                                        9,027
     3,005     OceanFirst Financial Corp.                                                    38,915
     1,071     Ohio Valley Banc Corp.                                                        18,700
    14,999     Old National Bancorp                                                         161,989
     7,288     Old Second Bancorp, Inc.(a),(b)                                                6,559
     7,436     Oriental Financial Group                                                      95,850
     3,685     Oritani Financial Corp.                                                       47,131
     1,619     Orrstown Financial Service, Inc.                                              42,596
     7,144     PVF Capital Corp.(a)                                                          13,002
       915     Pacific Capital Bancorp NA(a)                                                 29,088
     4,058     Pacific Continental Corp.                                                     37,131
     5,291     PacWest Bancorp                                                              108,836
     2,183     Park National Corp.                                                          143,772
     1,464     Parkvale Financial Corp.                                                      31,476
     2,277     Peapack-Gladstone Financial Corp.                                             26,823

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

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
---------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                 VALUE
---------------------------------------------------------------------------------------------------
     1,257     Penns Woods Bancorp, Inc.                                               $     43,191
     1,744     Peoples Bancorp, Inc.                                                         19,655
       885     Peoples Bancorp of North Carolina, Inc.                                        5,655
     1,245     Peoples Financial Corp.                                                       17,119
     5,842     Pinnacle Financial Partners, Inc.(a)                                          90,902
   162,095     Popular, Inc.(a)                                                             447,382
     1,044     Porter Bancorp, Inc.                                                           5,199
     2,844     Preferred Bank(a)                                                             20,477
     5,254     Premierwest Bancop(a)                                                          7,618
    10,220     PrivateBancorp, Inc.                                                         141,036
     7,465     Prosperity Bancshares, Inc.                                                  327,116
     2,671     Provident Financial Holdings, Inc.                                            21,181
     9,060     Provident Financial Services, Inc.                                           129,739
     6,541     Provident New York Bancorp                                                    54,683
     1,400     Prudential Bancorp, Inc. of Pennsylvania                                       7,980
     2,833     Pulaski Financial Corp.                                                       20,341
     4,249     Renasant Corp.                                                                61,568
     1,698     Republic Bancorp, Inc., Class A                                               33,790
     7,427     Republic First Bancorp, Inc.(a)                                               16,414
     7,170     Riverview Bancorp, Inc.(a)                                                    21,653
     3,223     Rockville Financial, Inc.                                                     31,908
     7,747     Rodman & Renshaw Capital Group, Inc.(a)                                        9,684
     2,478     Roma Financial Corp.                                                          26,019
     1,265     Royal Bancshares of Pennsylvania, Class A(a)                                   1,961
     4,555     S&T Bancorp, Inc.                                                             84,677
     2,395     SCBT Financial Corp.                                                          68,689
     6,942     SVB Financial Group(a)                                                       414,507
     2,535     SY Bancorp, Inc.                                                              58,939
     4,309     Sandy Spring Bancorp, Inc.                                                    77,519
     1,995     Savannah Bancorp, Inc.(a)                                                     14,783
    17,291     Seacoast Banking Corp. of Florida(a),(b)                                      25,936
     1,795     Shore Bancshares, Inc.                                                        12,475
     2,730     Sierra Bancorp                                                                30,904
     6,693     Signature Bank(a)                                                            382,840
     2,672     Simmons First National Corp., Class A                                         68,564
     3,130     Southside Bancshares, Inc.                                                    62,128
     3,543     Southwest Bancorp, Inc.(a)                                                    34,686
     2,908     State Bancorp, Inc.                                                           38,793
     3,948     StellarOne Corp.                                                              47,810
     5,799     Sterling Bancorp                                                              55,033
    16,927     Sterling Bancshares, Inc.                                                    138,124
     4,583     Sterling Financial Corp.(a)                                                   73,649
     1,613     Suffolk Bancorp                                                               22,517
       785     Summit Financial Group, Inc.(a)                                                2,394
    14,424     Sun Bancorp, Inc.(a)                                                          52,648
    20,701     Susquehanna Bancshares, Inc.                                                 165,608
    99,700     Synovus Financial Corp.                                                      207,376
    23,951     TCF Financial Corp.                                                          330,524
       824     TF Financial Corp.                                                            17,469
    15,437     TFS Financial Corp.(a)                                                       149,430
       636     Teche Holding Co.                                                             22,146
     6,328     Texas Capital Bancshares, Inc.(a)                                            163,452
     1,763     Tompkins Trustco, Inc.                                                        69,180
     2,359     Tower Bancorp, Inc.                                                           64,637
     4,830     Towne Bank(b)                                                                 64,625
     2,651     Trico Bancshares                                                              38,705
    13,220     TrustCo Bank Corp. NY                                                         64,778
     8,839     Trustmark Corp.                                                              206,921
     5,479     UMB Financial Corp.                                                          229,461
    18,131     Umpqua Holdings Corp.                                                        209,776

================================================================================

34  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                 VALUE
---------------------------------------------------------------------------------------------------
     3,754     Union First Market Bankshares Corp.                                     $     45,724
     1,092     United Bancorp, Inc.                                                           9,642
     6,861     United Bankshares, Inc.(b)                                                   167,957
     3,076     United Community Banks, Inc.(a)                                               32,483
     3,252     United Community Financial Corp.(a)                                            4,130
     3,218     United Financial Bancorp, Inc.                                                49,654
     3,329     United Security Bancshares(b)                                                 10,353
     3,081     Univest Corp. of Pennsylvania                                                 48,156
    27,603     Valley National Bancorp                                                      375,677
     2,940     ViewPoint Financial Group                                                     40,572
     5,760     Virginia Commerce Bancorp(a)                                                  34,042
     1,471     WSFS Financial Corp.                                                          58,325
       200     WVS Financial Corp.                                                            1,800
     3,076     Washington Banking Co.                                                        40,665
    17,272     Washington Federal, Inc.                                                     283,779
     2,661     Washington Trust Bancorp, Inc.                                                61,123
     2,926     Waterstone Financial, Inc.(a)                                                  6,583
       151     Wayne Savings Bancshares, Inc.                                                 1,265
    11,792     Webster Financial Corp.                                                      247,868
     3,933     WesBanco, Inc.                                                                77,323
     3,199     West Bancorp., Inc.                                                           28,183
     2,828     West Coast Bancorp(a)                                                         47,397
     4,582     Westamerica Bancorp.                                                         225,663
    13,989     Western Alliance Bancorp(a)                                                   99,322
     5,529     Westfield Financial, Inc.                                                     44,895
    10,809     Wilshire Bancorp, Inc.(a)                                                     31,778
     5,544     Wintrust Financial Corp.                                                     178,406
     4,319     Yardkin Valley Financial Corp.(a)                                              9,027
                                                                                       ------------
                                                                                         22,558,317
                                                                                       ------------
BEVERAGES - 0.3%
     1,525     Boston Beer Co., Inc., Class A(a)                                            136,640
     9,928     Central European Distribution Corp.(a)                                       111,194
       767     Coca-Cola Bottling Co. Consolidated                                           51,895
    11,417     Hansen Natural Corp.(a)                                                      924,206
    13,104     Jamba, Inc.(a)                                                                28,043
    14,909     Jones Soda Co.(a)                                                             16,549
     2,160     National Beverage Corp.                                                       31,644
     6,268     Reddy Ice Holdings, Inc.(a)                                                   17,613
       971     Willamette Valley Vineyards, Inc.(a)                                           3,000
                                                                                       ------------
                                                                                          1,320,784
                                                                                       ------------
CHEMICALS - 3.4%
     4,672     Aceto Corp.                                                                   31,349
    14,595     Albemarle Corp.                                                            1,009,974
     4,319     American Vanguard Corp.                                                       56,017
     3,887     Arch Chemicals, Inc.                                                         133,868
    11,425     Ashland, Inc.                                                                738,284
     4,923     Balchem Corp.                                                                215,529
     9,598     Cabot Corp.                                                                  382,672
     9,259     Calgon Carbon Corp.(a)                                                       157,403
     4,959     Cambrex Corp.(a)                                                              22,911
    25,091     Celanese Corp., Series A                                                   1,337,601
    15,483     Chemtura Corp.(a)                                                            281,791
     3,097     Codexis, Inc.(a)                                                              29,824
     7,751     Cytec Industries, Inc.                                                       443,280
    13,836     Ferro Corp.(a)                                                               185,956
     5,420     Georgia Gulf Corp.(a)                                                        130,839
     7,616     H.B. Fuller Co.                                                              185,983
     1,517     Hawkins, Inc.                                                                 54,946
    30,734     Huntsman Corp.                                                               579,336

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                                                   SCHEDULE OF INVESTMENTS |  35

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                 VALUE
---------------------------------------------------------------------------------------------------
     3,407     Innophos Holdings, Inc.                                                 $    166,262
     1,621     KMG Chemicals, Inc.                                                           27,298
     3,324     Koppers Holdings, Inc.                                                       126,079
     5,278     Kraton Performance Polymers, Inc.(a)                                         206,739
     3,394     Kronos Worldwide, Inc.                                                       106,741
     3,085     LSB Industries, Inc.(a)                                                      132,408
    10,467     Lubrizol Corp.                                                             1,405,404
    54,259     LyondellBasell Industries NV, Class A                                      2,090,057
     5,675     Metabolix, Inc.(a)                                                            40,520
     2,939     Minerals Technologies, Inc.                                                  194,826
    23,773     The Mosaic Co.                                                             1,610,145
     1,403     NL Industries, Inc.                                                           25,759
     7,817     Nanophase Technologies Corp.(a)                                                9,380
     1,551     NewMarket Corp.                                                              264,771
     4,937     OM Group, Inc.(a)                                                            200,640
    11,304     Olin Corp.                                                                   256,149
     7,724     Omnova Solutions, Inc.(a)                                                     53,759
     2,220     Penford Corp.(a)                                                              11,766
    15,184     PolyOne Corp.                                                                234,897
     6,460     Polypore International, Inc.(a)                                              438,246
     2,142     Quaker Chemical Corp.                                                         92,127
    20,481     RPM International, Inc.                                                      471,473
    42,052     Rentech, Inc.(a)                                                              44,575
    10,945     Rockwood Holdings, Inc.(a)                                                   605,149
     4,797     Schulman A, Inc.                                                             120,836
     7,495     Senomyx, Inc.(a)                                                              38,524
     7,920     Sensient Technologies Corp.                                                  293,594
    19,578     Solutia, Inc.(a)                                                             447,357
     4,825     Spartech Corp.(a)                                                             29,384
     1,229     Stepan Co.                                                                    87,136
       625     TOR Minerals International, Inc.(a)                                           11,069
     3,506     Tredegar Corp.                                                                64,335
       974     Valhi, Inc.                                                                   48,379
     9,700     W.R. Grace & Co.(a)                                                          442,611
     3,129     Westlake Chemical Corp.                                                      162,395
     3,576     Zagg, Inc.(a),(b)                                                             47,918
     3,608     Zep, Inc.                                                                     68,191
     4,852     Zoltek Cos., Inc.(a)                                                          51,092
                                                                                       ------------
                                                                                         16,705,554
                                                                                       ------------
CONSTRUCTION & MATERIALS - 1.9%
     5,344     A.O. Smith Corp.                                                             226,051
     3,419     Aaon, Inc.                                                                    74,660
     6,888     Acuity Brands, Inc.                                                          384,213
    16,735     Aecom Technology Corp.(a)                                                    457,535
       546     American Biltrite, Inc.(a)                                                     5,285
     8,661     American DG Energy, Inc.(a)                                                   14,377
     1,648     American Woodmark Corp.                                                       28,543
     1,386     Ameron International Corp.                                                    91,033
     4,608     Apogee Enterprises, Inc.                                                      59,029
     2,152     Argan, Inc.(a)                                                                21,821
     2,988     Armstrong World Industries, Inc.                                             136,133
       102     Baran Group Ltd.(a)                                                              587
     4,661     BlueLinx Holdings, Inc.(a),(b)                                                10,767
     9,238     Builders FirstSource, Inc.(a)                                                 19,862
    10,647     EMCOR Group, Inc.(a)                                                         312,064
     7,023     Eagle Materials, Inc.                                                        195,731
     4,680     Generac Holdings, Inc.(a)                                                     90,792
     5,219     Gibraltar Industries, Inc.(a)                                                 59,079
     5,505     Granite Construction, Inc.                                                   135,038
     9,934     Great Lakes Dredge & Dock Corp.                                               55,432
     8,427     Griffon Corp.(a)                                                              84,944
    10,453     Headwaters, Inc.(a)                                                           32,718
     5,422     Hill International, Inc.(a)                                                   31,231

================================================================================

36  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                 VALUE
---------------------------------------------------------------------------------------------------
     6,470     Insituform Technologies, Inc., Class A(a)                               $    135,676
     2,760     Insteel Industries, Inc.                                                      34,610
     1,500     Integrated Electrical Services, Inc.(a)                                        4,710
    24,212     KBR, Inc.                                                                    912,550
     1,797     L.B. Foster Co., Class A                                                      59,139
     3,332     Layne Christensen Co.(a)                                                     101,093
     7,925     Lennox International, Inc.                                                   341,330
    21,009     Louisiana-Pacific Corp.(a)                                                   171,013
    27,517     MDU Resources Group, Inc.                                                    619,133
     3,600     MYR Group, Inc.(a)                                                            84,240
     7,253     Martin Marietta Materials, Inc.                                              580,022
     9,699     Mastec, Inc.(a)                                                              191,264
    24,259     Mueller Water Products, Inc., Series A                                        96,551
     3,541     NCI Building Systems, Inc.(a)                                                 40,332
     1,807     Northwest Pipe Co.(a)                                                         47,090
       961     Omega Flex, Inc.(a)                                                           13,483
     4,913     Orion Marine Group, Inc.(a)                                                   46,231
    18,684     Owens Corning, Inc.                                                          697,847
     6,216     PGT, Inc.(a)                                                                  11,251
     3,059     Pike Electric Corp.(a)                                                        27,042
     6,250     Quanex Building Products Corp.                                               102,438
    13,130     Shaw Group, Inc.(a)                                                          396,657
     6,401     Simpson Manufacturing Co., Inc.                                              191,198
     2,806     Sterling Construction Co., Inc.(a)                                            38,639
     4,859     TRC Cos., Inc.(a)                                                             30,369
     3,872     Texas Industries, Inc.                                                       161,191
     2,486     Trex Co., Inc.(a)                                                             60,857
     5,210     Tutor Perini Corp.                                                            99,928
    10,712     USG Corp.(a),(b)                                                             153,610
     2,952     Universal Forest Products, Inc.                                               70,730
     3,703     Valmont Industries, Inc.                                                     356,932
    14,084     Valspar Corp.                                                                507,869
     4,082     Watsco, Inc.                                                                 277,535
     4,423     Watts Water Technologies, Inc., Class A                                      156,618
                                                                                       ------------
                                                                                          9,346,103
                                                                                       ------------
ELECTRICITY - 1.8%
     4,541     Allete, Inc.                                                                 186,363
    17,406     Alliant Energy Corp.                                                         707,728
     6,169     Black Hills Corp.                                                            185,625
     2,584     CH Energy Group, Inc.                                                        137,624
    56,033     Calpine Corp.(a)                                                             903,812
     2,102     Central Vermont Public Service Corp.                                          75,987
     9,472     Cleco Corp.                                                                  330,099
    20,187     Covanta Holding Corp.                                                        332,884
    19,230     DPL, Inc.                                                                    579,977
    17,155     Dynegy, Inc.(a)                                                              106,189
     7,253     El Paso Electric Co.                                                         234,272
     6,795     The Empire District Electric Co.                                             130,872
   121,905     GenOn Energy, Inc.(a)                                                        470,553
    21,477     Great Plains Energy, Inc.                                                    445,218
    14,953     Hawaiian Electric Industries, Inc.                                           359,769
     7,485     IDACORP, Inc.                                                                295,658
     8,314     ITC Holdings Corp.                                                           596,696
     3,704     MGE Energy, Inc.                                                             150,123
    16,430     NSTAR                                                                        755,451
    37,006     NV Energy, Inc.                                                              568,042
     5,639     NorthWestern Corp.                                                           186,707
     2,661     Ormat Technologies, Inc.                                                      58,569
    11,594     Portland General Electric Co.                                                293,096
     8,193     UIL Holdings Corp.                                                           265,044
    23,727     US Geothermal, Inc.(a),(b)                                                    16,609

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                                                   SCHEDULE OF INVESTMENTS |  37

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                 VALUE
---------------------------------------------------------------------------------------------------
     5,773     Unisource Energy Corp.                                                  $    215,506
     2,477     Unitil Corp.                                                                  65,145
    18,181     Westar Energy, Inc.                                                          489,251
                                                                                       ------------
                                                                                          9,142,869
                                                                                       ------------
ELECTRONIC & ELECTRICAL EQUIPMENT - 3.3%
    16,751     A123 Systems, Inc.(a),(b)                                                     89,115
     7,802     AVX Corp.                                                                    118,902
     2,110     AZZ, Inc.                                                                     96,638
    15,189     Active Power, Inc.(a)                                                         37,213
     3,276     Adept Technology, Inc.(a)                                                     13,038
    12,176     Advanced Battery Technologies, Inc.(a),(b)                                    12,054
     2,067     Allied Motion Technologies, Inc.(a)                                           11,265
     6,009     Altair Nanotechnologies, Inc.(a)                                               5,186
     1,500     American Science & Engineering, Inc.                                         120,000
     7,545     American Superconductor Corp.(a)                                              68,207
    25,750     Ametek, Inc.                                                               1,156,175
     2,673     Anaren, Inc.(a)                                                               56,801
     4,638     Anixter International, Inc.                                                  303,047
    18,448     Arrow Electronics, Inc.(a)                                                   765,592
    24,055     Avnet, Inc.(a)                                                               766,873
     2,400     Badger Meter, Inc.                                                            88,776
     8,031     Beacon Power Corp.(a)                                                          9,637
     2,196     Bel Fuse, Inc.                                                                47,631
     7,332     Belden, Inc.                                                                 255,594
     9,515     Benchmark Electronics, Inc.(a)                                               156,998
     7,355     Brady Corp.                                                                  235,801
     5,440     CTS Corp.                                                                     52,605
    41,510     Capstone Turbine Corp.(a),(b)                                                 63,510
     6,333     Checkpoint Systems, Inc.(a)                                                  113,234
     6,087     Cognex Corp.                                                                 215,662
     4,143     Coherent, Inc.(a)                                                            228,984
     3,080     Coleman Cable, Inc.(a)                                                        45,245
     5,911     Comverge, Inc.(a)                                                             17,556
     1,738     Cyberoptics Corp.(a)                                                          16,841
     2,695     DDi Corp.                                                                     25,710
     6,767     Daktronics, Inc.                                                              73,016
     4,246     ESCO Technologies, Inc.                                                      156,253
     5,959     Echelon Corp.(a)                                                              54,167
     3,085     Electro Rent Corp.                                                            52,815
     4,083     Electro Scientific Industries, Inc.(a)                                        78,802
     4,486     eMagin Corp.(a)                                                               27,230
     3,016     Encore Wire Corp.                                                             73,048
     3,217     EnerNOC, Inc.(a)                                                              50,636
     7,352     EnerSys(a)                                                                   253,056
     6,201     FEI Co.(a)                                                                   236,816
     2,530     Faro Technologies, Inc.(a)                                                   110,814
     8,292     General Cable Corp.(a)                                                       353,073
    21,011     GrafTech International Ltd.(a)                                               425,893
     3,893     Greatbatch, Inc.(a)                                                          104,410
     2,818     Houston Wire & Cable Co.                                                      43,820
     8,924     Hubbell, Inc., Class B                                                       579,614
     8,436     II-VI, Inc.(a)                                                               215,962
     4,380     IPG Photonics Corp.(a)                                                       318,470
     4,134     Intevac, Inc.(a)                                                              42,208
       747     IntriCon Corp.(a)                                                              2,906
     6,453     Itron, Inc.(a)                                                               310,776
    14,230     L-1 Identity Solutions, Inc.(a),(b)                                          167,202
     3,673     LSI Industries, Inc.                                                          29,164
     1,621     Landauer, Inc.                                                                99,837
     3,281     LeCroy Corp.(a)                                                               39,503
     3,924     Lightpath Technologies, Inc., Class A(a)                                       6,004
     5,330     Lime Energy Co.(a)                                                            28,569
     3,716     Littelfuse, Inc.                                                             218,204
     2,478     MTS Systems Corp.                                                            103,655
     8,829     Magnetek, Inc.(a)                                                             16,069
     4,977     Maxwell Technologies, Inc.(a)                                                 80,578

================================================================================

38  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                 VALUE
---------------------------------------------------------------------------------------------------
     2,356     Measurement Specialties, Inc.(a)                                        $     84,109
     5,886     Methode Electronics, Inc.                                                     68,336
     5,179     Mettler-Toledo International, Inc.(a)                                        873,542
    18,908     Microvision, Inc.(a),(b)                                                      23,068
     1,649     Multi-Fineline Electronix, Inc.(a)                                            35,635
       976     NVE Corp.(a)                                                                  57,047
     5,283     Napco Security Technologies, Inc.(a)                                          15,691
    15,040     National Instruments Corp.                                                   446,538
     6,304     Newport Corp.(a)                                                             114,544
     3,221     OSI Systems, Inc.(a)                                                         138,503
     4,271     Orion Energy Systems, Inc.(a)                                                 16,785
     2,484     Parametric Sound Corp.(a)                                                      2,285
     3,251     Park Electrochemical Corp.                                                    90,865
     5,103     Planar Systems, Inc.(a)                                                       14,595
     6,037     Plexus Corp.(a)                                                              210,148
     1,540     Powell Industries, Inc.(a)                                                    56,210
     9,523     Power-One, Inc.(a),(b)                                                        77,136
    28,511     Powerwave Technologies, Inc.(a)                                               84,107
     7,251     Pulse Electronics Corp.                                                       32,049
     6,031     Regal-Beloit Corp.                                                           402,690
     4,844     Research Frontiers, Inc.(a)                                                   22,137
     2,507     Richardson Electronics Ltd.                                                   34,070
     4,609     Rofin-Sinar Technologies, Inc.(a)                                            157,397
     2,619     Rogers Corp.(a)                                                              120,998
     2,926     Rubicon Technology, Inc.(a)                                                   49,332
    12,639     Sanmina-SCI Corp.(a)                                                         130,561
    18,389     SatCon Technology Corp.(a),(b)                                                43,950
       400     Servotronics, Inc.                                                             3,484
     1,200     Sigmatron International, Inc.(a)                                               5,508
     9,064     Synthesis Energy Systems, Inc.(a),(b)                                         16,950
     8,532     TTM Technologies, Inc.(a)                                                    136,683
     8,452     Thomas & Betts Corp.(a)                                                      455,140
    19,648     Trimble Navigation Ltd.(a)                                                   778,847
     8,858     UQM Technologies, Inc.(a)                                                     19,931
     2,906     Ultralife Batteries, Inc.(a)                                                  13,629
     6,444     Universal Display Corp.(a)                                                   226,120
    18,582     Valence Technology, Inc.(a),(b)                                               21,927
     6,519     Veeco Instruments, Inc.(a)                                                   315,585
       886     Viasystems Group, Inc.(a)                                                     19,926
     3,467     Vicor Corp.                                                                   56,061
    24,195     Vishay Intertechnology, Inc.(a)                                              363,893
     2,349     Vishay Precision Group, Inc.(a)                                               39,651
     6,852     WESCO International, Inc.(a)                                                 370,625
     5,658     X-Rite, Inc.(a),(b)                                                           28,120
     8,780     Zebra Technologies Corp., Class A(a)                                         370,253
     3,051     Zygo Corp.(a)                                                                 40,334
                                                                                       ------------
                                                                                         16,231,455
                                                                                       ------------
FINANCIAL SERVICES - 2.5%
     8,823     Advance America, Cash Advance Centers, Inc.                                   60,790
     8,271     Affiliated Managers Group, Inc.(a)                                           839,093
     8,512     Ampal-American Israel Corp., Class A(a)                                        8,001
     7,171     Artio Global Investors, Inc.                                                  81,032

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  39

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                 VALUE
---------------------------------------------------------------------------------------------------
     3,542     Asset Acceptance Capital Corp.(a)                                       $     14,310
     2,576     Asta Funding, Inc.                                                            21,613
    11,207     BGC Partners, Inc.                                                            86,630
     1,961     CIFC Deerfield Corp.(a)                                                       13,433
    31,955     CIT Group, Inc.(a)                                                         1,414,328
     3,439     Calamos Asset Management, Inc., Class A                                       49,934
     4,979     Cash America International, Inc.                                             288,135
     3,516     Cohen & Steers, Inc.                                                         116,555
     3,485     CompuCredit Holdings Corp.(a)                                                  8,085
    13,757     Cowen Group, Inc., Class A(a)                                                 51,726
       958     Credit Acceptance Corp.(a)                                                    80,922
       648     Diamond Hill Investments Group                                                52,676
     7,456     Dollar Financial Corp.(a)                                                    161,422
     4,437     Duff & Phelps Corp.                                                           56,927
    19,236     Eaton Vance Corp.                                                            581,504
     4,865     Edelman Financial Group, Inc.                                                 38,385
     2,597     Encore Capital Group, Inc.(a)                                                 79,780
     3,261     Epoch Holding Corp.                                                           58,209
     3,379     Evercore Partners, Inc., Class A                                             112,588
     7,860     Ezcorp, Inc.(a)                                                              279,620
    10,469     FBR Capital Markets Corp.(a)                                                  35,595
     1,772     Federal Agricultural Mortgage Corp., Class B                                  39,197
    35,629     Fidelity National Title Group, Inc., Class A                                 560,800
     4,979     First Cash Financial Services, Inc.(a)                                       209,068
    15,001     The First Marblehead Corp.(a)                                                 26,552
       700     GAMCO Investors, Inc., Class A                                                32,403
    11,040     GFI Group, Inc.                                                               50,674
    13,496     Gleacher & Co, Inc.(a)                                                        27,532
     2,042     Green Dot Corp., Class A(a)                                                   69,387
     4,817     Greenhill & Co., Inc.                                                        259,251
     2,236     Institutional Financial Mark                                                   7,535
     5,903     Interactive Brokers Group, Inc., Class A                                      92,382
     2,688     International FCStone, Inc.(a)                                                65,076
     2,075     Intersections, Inc.                                                           37,765
     6,811     Investment Technology Group, Inc.(a)                                          95,490
     3,972     JMP Group, Inc.                                                               27,923
    22,820     Jefferies Group, Inc.                                                        465,528
     5,247     KBW, Inc.                                                                     98,119
    16,213     Knight Capital Group, Inc., Class A(a)                                       178,667
    24,841     Ladenburg Thalmann Financial Services, Inc.(a)                                34,281
    26,507     MF Global Holdings Ltd.(a)                                                   205,164
    30,380     MGIC Investment Corp.(a)                                                     180,761
    19,425     MSCI, Inc.(a)                                                                731,934
     4,837     MarketAxess Holdings, Inc.                                                   121,215
     1,719     Marlin Business Services, Inc.(a)                                             21,745
     3,915     Medallion Financial Corp.                                                     38,171
     1,387     Merriman Holdings, Inc.(a)                                                     3,634
     3,564     MicroFinancial, Inc.                                                          19,709
    14,955     MoneyGram International, Inc.(a)                                              49,651
     7,196     National Financial Partners Corp.(a)                                          83,042
     4,511     Nelnet, Inc., Class A                                                         99,513
     5,851     NewStar Financial, Inc.(a)                                                    62,489

================================================================================

40  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                 VALUE
---------------------------------------------------------------------------------------------------
    12,592     Ocwen Financial Corp.(a)                                                $    160,674
     7,780     optionsXpress Holdings, Inc.                                                 129,770
    25,781     The PMI Group, Inc.(a)                                                        27,586
     3,976     Penson Worldwide, Inc.(a),(b)                                                 14,194
     3,931     Pico Holdings, Inc.(a)                                                       113,999
     3,211     Piper Jaffray Cos.(a)                                                         92,509
     2,878     Portfolio Recovery Associates, Inc.(a)                                       244,026
     5,022     Primus Guaranty Ltd.(a)                                                       26,366
     2,190     Pzena Investment Management, Inc., Class A                                    12,439
    21,937     Radian Group, Inc.                                                            92,794
    16,264     Raymond James Financial, Inc.                                                522,888
     4,404     Resource America, Inc., Class A                                               25,851
    24,565     SEI Investments Co.                                                          552,958
     5,423     SWS Group, Inc.(b)                                                            32,484
     3,913     Safeguard Scientifics, Inc.(a)                                                73,877
     3,032     Stewart Information Services Corp.                                            30,411
     8,859     Stifel Financial Corp.(a)                                                    317,684
     1,182     Student Loan Corp.                                                             2,955
    37,085     TD Ameritrade Holding Corp.                                                  723,528
     2,350     Tree.com, Inc.(a)                                                             12,032
     2,977     U.S. Global Investors, Inc.                                                   21,434
     1,191     Virtus Investment Partners, Inc.(a)                                           72,294
    14,016     Waddell & Reed Financial, Inc., Class A                                      509,482
     1,529     Westwood Holdings Group, Inc.                                                 58,255
     2,709     World Acceptance Corp.(a)                                                    177,629
                                                                                       ------------
                                                                                         12,634,070
                                                                                       ------------
FIXED LINE TELECOMMUNICATIONS - 0.8%
    12,255     8x8, Inc.(a),(b)                                                              59,927
     3,606     AboveNet, Inc.                                                               254,079
     7,873     Alaska Communications Systems Group, Inc.                                     69,834
     5,057     Cbeyond Communications, Inc.(a)                                               66,904
    34,282     Cincinnati Bell, Inc.(a)                                                     113,816
     4,291     Consolidated Communications Holdings, Inc.                                    83,417
     3,932     Fairpoint Communications, Inc.(a)                                             36,214
     6,088     General Communication, Inc., Class A(a)                                       73,482
     5,100     Global Crossing Ltd.(a)                                                      195,738
     2,746     HickoryTech Corp.                                                             32,622
     2,815     IDT Corp., Class B                                                            76,061
   265,945     Level 3 Communications, Inc.(a),(b)                                          648,906
       300     NET2000 Communications, Inc.(a)                                                    -
    21,832     PAETEC Holding Corp.(a)                                                      104,575
    29,100     Primus Telecommunications Escrow(a)                                                -
       683     Primus Telecommunications Group, Inc.(a)                                      10,245
     2,374     SureWest Communications                                                       39,693
    24,432     TW Telecom, Inc.(a)                                                          501,589
    46,002     Virgin Media, Inc.                                                         1,376,840
    22,660     Vonage Holdings Corp.(a)                                                      99,931
     1,500     Warwick Valley Telephone Co.                                                  21,660
                                                                                       ------------
                                                                                          3,865,533
                                                                                       ------------

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                                                   SCHEDULE OF INVESTMENTS |  41

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                 VALUE
---------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILERS - 0.5%
       520     Arden Group, Inc., Class A                                              $     47,850
     6,339     Casey's General Stores, Inc.                                                 278,916
     1,857     Core-Mark Holdings Co., Inc.(a)                                               66,295
       500     Dairy Mart Convenience Stores, Inc.(a)                                             -
     2,366     Ingles Markets, Inc., Class A                                                 39,157
     1,764     Nash Finch Co.                                                                63,169
    18,577     Omnicare, Inc.                                                               592,420
     4,105     The Pantry, Inc.(a)                                                           77,133
     3,898     PetMed Express, Inc.                                                          46,191
   100,752     Rite Aid Corp.(a)                                                            134,000
     7,033     Ruddick Corp.                                                                306,217
     3,634     Spartan Stores, Inc.                                                          70,972
     7,062     United Natural Foods, Inc.(a)                                                301,336
     1,218     Village Super Market, Inc., Class A                                           33,751
     4,164     Vitamin Shoppe, Inc.(a)                                                      190,545
     2,230     Weis Markets, Inc.                                                            90,828
     9,428     Winn-Dixie Stores, Inc.(a)                                                    79,667
                                                                                       ------------
                                                                                          2,418,447
                                                                                       ------------
FOOD PRODUCERS - 2.1%
       898     Alico, Inc.                                                                   23,007
     2,896     The Andersons, Inc.                                                          122,356
     8,020     B&G Foods, Inc., Class A                                                     165,372
       768     Bridgford Foods Corp.                                                          8,241
    23,109     Bunge Ltd.                                                                 1,593,366
       336     Cagles, Inc., Class A(a)                                                       1,371
     2,216     Cal-Maine Foods, Inc.                                                         70,823
     2,424     Calavo Growers, Inc.                                                          51,049
     7,131     Chiquita Brands International, Inc.(a)                                        92,846
    12,056     Corn Products International, Inc.                                            666,456
    19,105     Darling International, Inc.(a)                                               338,158
     3,639     Diamond Foods, Inc.                                                          277,801
     5,716     Dole Food Co., Inc.(a),(b)                                                    77,280
     1,222     Farmer Bros. Co.                                                              12,391
    22,191     Flowers Foods, Inc.                                                          489,090
     6,161     Fresh Del Monte Produce, Inc.                                                164,314
       941     Golden Enterprises, Inc.                                                       3,275
    19,083     Green Mountain Coffee Roasters, Inc.(a)                                    1,703,349
       713     Griffin Land & Nurseries, Inc.                                                23,165
     4,100     HQ Sustainable Maritime Industries, Inc.(a)                                    9,410
     5,950     Hain Celestial Group, Inc.(a)                                                198,492
     3,514     Harbinger Group, Inc.(a)                                                      21,471
    18,880     Herbalife Ltd.                                                             1,088,243
     2,108     Imperial Sugar Co., New Shares                                                42,160
     2,244     J&J Snack Foods Corp.                                                        111,863
     1,610     John B. Sanfilippo & Son, Inc.(a)                                             13,621
     3,162     Lancaster Colony Corp.                                                       192,313
     1,863     Lifeway Foods, Inc.(a)                                                        20,828
     2,435     MGP Ingredients, Inc.                                                         21,209
     3,100     Mannatech, Inc.(a)                                                             2,976
     2,618     Medifast, Inc.(a),(b)                                                         62,125
     2,065     Natures Sunshine Prods, Inc.(a)                                               40,226
     1,862     Nutraceutical International Corp.(a)                                          28,638
     4,464     NutriSystem, Inc.                                                             62,764
     3,517     Omega Protein Corp.(a)                                                        48,535
     6,579     Pilgrims Pride Corp.(a)                                                       35,592
     8,826     Ralcorp Holdings, Inc.(a)                                                    764,155
     1,819     Reliv International, Inc.                                                      3,311
     2,103     Rocky Mountain Chocolate Factory, Inc.                                        20,778
     3,230     Sanderson Farms, Inc.                                                        154,329
     2,155     Schiff Nutrition International, Inc.                                          24,114
        55     Seaboard Corp.                                                               132,990
     2,000     Seneca Foods Corp.(a)                                                         51,160

================================================================================

42  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                 VALUE
---------------------------------------------------------------------------------------------------
    11,700     Smart Balance, Inc.(a)                                                  $     60,606
    24,750     Smithfield Foods, Inc.(a)                                                    541,282
     9,997     Snyders-Lance, Inc.                                                          216,235
     4,434     Tootsie Roll Industries, Inc.                                                129,739
     5,817     TreeHouse Foods, Inc.(a)                                                     317,666
     1,422     USANA Health Sciences, Inc.(a)                                                44,480
                                                                                       ------------
                                                                                         10,345,021
                                                                                       ------------
FORESTRY & PAPER - 0.3%
    11,698     AbitibiBowater, Inc.(a)                                                      237,469
    13,514     Boise, Inc.                                                                  105,274
     6,560     Buckeye Technologies, Inc.                                                   176,989
     1,915     Clearwater Paper Corp.(a)                                                    130,756
     1,853     Deltic Timber Corp.                                                           99,488
     6,679     Domtar Corp.                                                                 632,635
     6,964     Kapstone Paper and Packaging Corp.(a)                                        115,393
     2,395     Neenah Paper, Inc.                                                            50,966
     7,140     P.H. Glatfelter Co.                                                          109,813
     2,900     Verso Paper Corp.(a)                                                           7,772
     7,238     Wausau Paper Corp.                                                            48,784
                                                                                       ------------
                                                                                          1,715,339
                                                                                       ------------
GAS, WATER & MULTI-UTILITIES - 1.5%
    12,242     AGL Resources, Inc.                                                          498,372
     3,086     American States Water Co.                                                    106,961
    27,761     American Water Works Co., Inc.                                               817,561
    22,074     Aqua America, Inc.                                                           485,187
     2,292     Artesian Resources Corp., Class A                                             41,302
    14,065     Atmos Energy Corp.                                                           467,661
     8,602     Avista Corp.                                                                 220,985
     3,000     Cadiz, Inc.(a)                                                                32,580
     6,771     California Water Service Group                                               126,685
     1,781     Chesapeake Utilities Corp.                                                    71,293
     1,985     Connecticut Water Service, Inc.                                               50,776
     1,177     Delta Natural Gas Co., Inc.                                                   37,382
     2,476     Gas Natural, Inc.                                                             28,598
     3,288     The Laclede Group, Inc.                                                      124,385
     3,242     Middlesex Water Co.                                                           60,236
    12,430     National Fuel Gas Co.                                                        904,904
     6,420     New Jersey Resources Corp.                                                   286,396
     4,068     Northwest Natural Gas Co.                                                    183,589
    12,277     PNM Resources, Inc.                                                          205,517
     1,777     Pennichuck Corp.                                                              51,089
    11,091     Piedmont Natural Gas Co.                                                     335,614
    28,360     Questar Corp.                                                                502,256
       595     RGC Resources, Inc.                                                           19,308
     2,267     SJW Corp.                                                                     54,952
     4,748     South Jersey Industries, Inc.                                                257,864
     6,990     Southwest Gas Corp.                                                          269,884
    17,414     UGI Corp.                                                                    555,333
    12,947     Vectren Corp.                                                                360,703
     7,613     WGL Holdings, Inc.                                                           293,024
                                                                                       ------------
                                                                                          7,450,397
                                                                                       ------------
GENERAL INDUSTRIALS - 1.3%
     1,107     AEP Industries, Inc.(a)                                                       32,313
    10,865     Actuant Corp., Class A                                                       291,508
    10,002     AptarGroup, Inc.                                                             523,505
     9,768     Carlisle Cos., Inc.                                                          480,879
    25,226     Crown Holdings, Inc.(a)                                                      979,273
     2,504     Ediets.Com, Inc.(a)                                                            4,006
     3,260     Graham Packaging Co., Inc.(a)                                                 82,217
    20,719     Graphic Packaging Holding Co.(a)                                             112,711
     5,583     Greif, Inc.                                                                  363,062
    12,961     Harsco Corp.                                                                 422,529
     4,900     Landec Corp.(a)                                                               32,340
     2,490     Multi-Color Corp.                                                             61,478
     5,165     Myers Industries, Inc.                                                        53,096
     5,026     Otter Tail Corp.                                                             106,049

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                                                   SCHEDULE OF INVESTMENTS |  43

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                 VALUE
---------------------------------------------------------------------------------------------------
    16,314     Packaging Corp. of America                                              $    456,629
     2,966     Raven Industries, Inc.                                                       165,236
    10,860     Rock-Tenn Co., Class A                                                       720,452
     7,499     Silgan Holdings, Inc.                                                        307,234
    15,759     Sonoco Products Co.                                                          560,075
    17,048     Temple-Inland, Inc.                                                          507,008
     4,497     Trimas Corp.(a)                                                              111,301
                                                                                       ------------
                                                                                          6,372,901
                                                                                       ------------
GENERAL RETAILERS - 4.9%
     4,470     1-800-FLOWERS.COM, Inc., Class A(a)                                           13,857
     8,763     99 Cents Only Stores(a)                                                      177,363
     5,342     A.C. Moore Arts & Crafts, Inc.(a)                                             13,355
     8,442     ANN, Inc.(a)                                                                 220,336
    11,814     Aaron Rents, Inc., Class A                                                   333,864
    12,665     Advance Auto Parts, Inc.                                                     740,776
    13,036     Aeropostale, Inc.(a)                                                         228,130
       948     Amerco, Inc.(a)                                                               91,150
     1,886     America's Car Mart, Inc.(a)                                                   62,238
    31,403     American Eagle Outfitters, Inc.                                              400,388
     3,136     American Public Education, Inc.(a)                                           139,583
     5,256     Ancestry.com, Inc.(a)                                                        217,546
     5,571     Asbury Automotive Group, Inc.(a)                                             103,231
    10,284     Ascena Retail Group, Inc.(a)                                                 350,170
    15,718     Autobytel, Inc.(a)                                                            17,761
     8,648     BJ's Wholesale Club, Inc.(a)                                                 435,427
     6,304     Barnes & Noble, Inc.                                                         104,520
     7,463     Beacon Roofing Supply, Inc.(a)                                               170,306
     7,052     bebe Stores, Inc.                                                             43,088
     5,995     Bidz.com, Inc.(a)                                                              5,935
     2,891     Big 5 Sporting Goods Corp.                                                    22,723
     2,433     Blue Nile, Inc.(a)                                                           107,003
     2,273     The Bon-Ton Stores, Inc.                                                      22,094
     1,200     Books-A-Million, Inc.                                                          4,164
     3,173     Bridgepoint Education, Inc.(a),(b)                                            79,325
     6,711     Brown Shoe Co., Inc.                                                          71,472
     4,378     The Buckle, Inc.                                                             186,941
     2,727     Build-A-Bear Workshop, Inc.(a)                                                17,753
     1,298     CPI Corp.                                                                     17,069
     6,987     Cabela's, Inc., Class A(a)                                                   189,697
     2,935     Cache, Inc.(a)                                                                14,469
     2,800     Cambium Learning Group, Inc.(a)                                                9,436
     2,478     Capella Education Co.(a)                                                     103,704
    10,445     Career Education Corp.(a)                                                    220,912
     7,605     Casual Male Retail Group, Inc.(a)                                             31,561
     4,542     The Cato Corp., Class A                                                      130,810
    17,335     Charming Shoppes, Inc.(a)                                                     72,114
     3,369     Chemed Corp.                                                                 220,737
    28,594     Chico's FAS, Inc.                                                            435,487
     4,214     The Children's Place Retail Stores, Inc.(a)                                  187,481
     6,102     Christopher & Banks Corp.                                                     35,086
     2,550     Citi Trends, Inc.(a)                                                          38,454
     8,651     Clean Energy Fuels Corp.(a),(b)                                              113,761
    10,005     Coldwater Creek, Inc.(a)                                                      14,007
    10,089     Collective Brands, Inc.(a)                                                   148,207
     1,647     Collectors Universe, Inc.                                                     24,392
     3,143     Conn's, Inc.(a)                                                               27,187
    10,183     Copart, Inc.(a)                                                              474,528
    12,038     Corinthian Colleges, Inc.(a)                                                  51,282
     3,018     Cost Plus, Inc.(a)                                                            30,180
     3,961     DSW, Inc., Class A(a)                                                        200,466
     9,555     dELiA*s, Inc.(a)                                                              15,001

================================================================================

44  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                 VALUE
---------------------------------------------------------------------------------------------------
     2,488     Destination Maternity Corp.                                             $     49,710
    14,080     Dick's Sporting Goods, Inc.(a)                                               541,376
     6,983     Dillard's, Inc., Class A                                                     364,094
    15,830     Dollar General Corp.(a)                                                      536,479
    19,559     Dollar Tree, Inc.(a)                                                       1,303,021
     6,294     Education Management Corp.(a),(b)                                            150,678
     9,214     Express, Inc.                                                                200,865
     8,093     The Finish Line, Inc., Class A                                               173,190
    24,842     Foot Locker, Inc.                                                            590,246
     5,691     Fred's, Inc.                                                                  82,121
     2,881     Gaiam, Inc.                                                                   14,319
     1,203     Geeknet, Inc.(a)                                                              32,144
     3,910     Genesco, Inc.(a)                                                             203,711
     5,372     Grand Canyon Education, Inc.(a)                                               76,175
     3,792     Group 1 Automotive, Inc.                                                     156,154
    10,356     Guess?, Inc.                                                                 435,573
     6,579     HSN, Inc.(a)                                                                 216,581
     3,114     Haverty Furniture Cos., Inc.                                                  35,842
     3,853     hhgregg, Inc.(a),(b)                                                          51,630
     4,539     Hibbett Sports, Inc.(a)                                                      184,783
    10,008     Hillenbrand, Inc.                                                            236,689
     7,643     Hot Topic, Inc.                                                               56,864
     4,555     ITT Educational Services, Inc.(a)                                            356,383
     9,663     J. Crew Group, Inc. Escrow                                                         -
     4,510     Jos. A. Bank Clothiers, Inc.(a)                                              225,545
     5,249     K12, Inc.(a)                                                                 173,952
     4,002     KAR Auction Services, Inc.(a)                                                 75,678
     3,005     Kirkland's, Inc.(a)                                                           36,120
     2,189     Learning Tree International, Inc.                                             19,504
     3,823     Liquidity Services, Inc.(a)                                                   90,261
     3,725     Lithia Motors, Inc., Class A                                                  73,122
     4,093     Lumber Liquidators Holdings, Inc.(a),(b)                                     103,962
     2,304     Mac-Gray Corp.                                                                35,597
     3,804     MarineMax, Inc.(a)                                                            33,323
     4,755     Matthews International Corp., Class A                                        190,913
     8,290     Men's Wearhouse, Inc.                                                        279,373
     4,009     Midas, Inc.(a)                                                                25,337
     4,880     Monro Muffler, Inc.                                                          181,975
     6,945     Navarre Corp.(a)                                                              13,682
     5,404     New York & Co.(a)                                                             26,750
     1,443     Nobel Learning Communities, Inc.(a)                                           16,667
    44,492     Office Depot, Inc.(a)                                                        187,756
    13,655     OfficeMax, Inc.(a),(b)                                                       107,192
     3,064     OpenTable, Inc.(a)                                                           254,680
     2,158     Overstock.com, Inc.(a)                                                        32,845
     1,708     PC Mall, Inc.(a)                                                              13,288
     8,260     The Pep Boys - Manny, Moe & Jack                                              90,282
    11,081     Pacific Sunwear of California, Inc.(a)                                        28,921
     7,100     Penske Auto Group, Inc.                                                      161,454
    18,077     PetSmart, Inc.                                                               820,153
    19,141     Pier 1 Imports, Inc.(a)                                                      221,461
     1,237     Pre-Paid Legal Services, Inc.(a)                                              82,248
     3,066     PriceSmart, Inc.                                                             157,071
     6,890     The Princeton Review, Inc.(a)                                                  1,550
     2,359     The Providence Service Corp.(a)                                               29,841
    16,925     RadioShack Corp.                                                             225,272
    17,370     RealNetworks, Inc.(a)                                                         59,058
     8,788     Regis Corp.                                                                  134,632
    10,088     Rent-A-Center, Inc.                                                          308,289
    12,046     Rollins, Inc.                                                                245,497
     2,698     Rue21, Inc.(a)                                                                87,685
     5,252     Rush Enterprises, Inc., Class A(a)                                            99,946
    19,312     Saks, Inc.(a)                                                                215,715
    15,740     Sally Beauty Co., Inc.(a),(b)                                                269,154

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                                                   SCHEDULE OF INVESTMENTS |  45

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                 VALUE
---------------------------------------------------------------------------------------------------
    37,988     Service Corp. International                                             $    443,700
     1,636     Shoe Carnival, Inc.(a)                                                        49,325
     4,937     Shutterfly, Inc.(a)                                                          283,482
    13,612     Signet Jewelers Ltd.(a)                                                      637,178
     5,741     Sonic Automotive, Inc.(b)                                                     84,106
    10,836     Sotheby's Holdings, Inc., Class A                                            471,366
     5,806     Stage Stores, Inc.                                                            97,541
     3,661     Stamps.com, Inc.                                                              48,838
     3,025     Standard Parking Corp.(a)                                                     48,309
     4,502     Stein Mart, Inc.                                                              43,399
    13,159     Stewart Enterprises, Inc., Class A                                            96,061
     2,004     Strayer Education, Inc.                                                      253,285
     2,259     Susser Holdings Corp.(a)                                                      35,511
     5,546     The Talbots, Inc.(a),(b)                                                      18,524
     2,902     Titan Machinery, Inc.(a)                                                      83,520
    11,688     Tractor Supply Co.                                                           781,693
     2,400     Trans World Entertainment Corp.(a)                                             4,896
     7,004     Tuesday Morning Corp.(a)                                                      32,569
     7,991     Ulta Salon Cosmetics & Fragrance, Inc.(a)                                    516,059
    13,690     VCA Antech, Inc.(a)                                                          290,228
     7,026     ValueVision Media, Inc., Class A(a)                                           53,749
     4,904     Weight Watchers International, Inc.                                          370,105
     2,771     West Marine, Inc.(a)                                                          28,735
    17,721     The Wet Seal, Inc., Class A(a)                                                79,213
    15,084     Williams-Sonoma, Inc.                                                        550,415
       685     Winmark Corp.                                                                 29,681
     4,421     Zale Corp.(a)                                                                 24,758
     3,711     Zumiez, Inc.(a)                                                               92,664
                                                                                       ------------
                                                                                         24,219,816
                                                                                       ------------
HEALTH CARE EQUIPMENT & SERVICES - 5.3%
     7,978     AMERIGROUP Corp.(a)                                                          562,210
     3,781     Abaxis, Inc.(a)                                                              103,032
     5,752     Abiomed, Inc.(a)                                                              93,182
    10,223     Accuray, Inc.(a)                                                              81,887
     1,608     Addus HomeCare Corp.(a)                                                        8,731
     1,887     Air Methods Corp.(a)                                                         141,034
    13,629     Alere, Inc.(a)                                                               499,094
     9,706     Align Technology, Inc.(a)                                                    221,297
     6,620     Alliance Healthcare Services, Inc.(a)                                         25,156
     8,486     Allied Healthcare International, Inc.(a)                                      21,130
     1,569     Almost Family, Inc.(a)                                                        42,991
    10,028     Alphatec Holdings, Inc.(a)                                                    34,897
     4,717     Amedisys, Inc.(a)                                                            125,614
     8,261     American Caresource Holdings, Inc.(a)                                         11,318
     5,098     Amsurg Corp.(a)                                                              133,211
     1,989     Analogic Corp.                                                               104,601
     4,324     AngioDynamics, Inc.(a)                                                        61,530
     2,548     Anika Therapeutics, Inc.(a)                                                   18,142
     4,373     ArthroCare Corp.(a)                                                          146,364
     3,520     Assisted Living Concepts, Inc.                                                59,066
       300     Atrion Corp.                                                                  59,340
     3,143     Bio-Rad Laboratories, Inc., Class A(a)                                       375,148
     4,219     Bio-Reference Labs, Inc.(a)                                                   88,177
     5,403     Biolase Technology, Inc.(a),(b)                                               27,771
     8,887     Bioscript, Inc.(a)                                                            57,677
     4,326     Bovie Medical Corp.(a)                                                        11,464
    16,208     Brookdale Senior Living, Inc.(a)                                             393,044
    11,957     Bruker BioSciences Corp.(a)                                                  243,444
     4,563     CONMED Corp.(a)                                                              129,954
     2,334     Cantel Medical Corp.                                                          62,808
     6,763     Cardica, Inc.(a)                                                              18,531
     4,975     CardioNet, Inc.(a)                                                            26,417
     7,027     Catalyst Health Solutions, Inc.(a)                                           392,247
     8,169     Centene Corp.(a)                                                             290,245

================================================================================

46  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                 VALUE
---------------------------------------------------------------------------------------------------
    10,152     Cepheid, Inc.(a)                                                        $    351,665
     3,015     Chindex International, Inc.(a)                                                41,064
    15,160     Community Health Systems, Inc.(a)                                            389,309
     4,587     Conceptus, Inc.(a)                                                            53,530
     6,483     Contiucare Corp.(a)                                                           40,065
     7,377     The Cooper Cos., Inc.                                                        584,553
     1,503     Corvel Corp.(a)                                                               70,491
     9,722     Covance, Inc.(a)                                                             577,195
     5,756     CryoLife, Inc.(a)                                                             32,234
     3,222     Cutera, Inc.(a)                                                               27,484
     4,790     Cyberonics, Inc.(a)                                                          133,880
     1,948     Cynosure, Inc., Class A(a)                                                    23,571
     1,030     Daxor Corp.                                                                   10,207
     7,331     Delcath Systems, Inc.(a),(b)                                                  37,828
    11,381     DexCom, Inc.(a)                                                              164,911
       460     Dynacq Healthcare, Inc.(a)                                                       897
     5,078     Emeritus Corp.(a),(b)                                                        107,907
     9,146     Endologix, Inc.(a)                                                            85,058
     2,198     The Ensign Group, Inc.                                                        66,797
     8,886     eResearch Technology, Inc.(a)                                                 56,604
     1,399     Escalon Medical Corp.(a)                                                       1,637
     1,841     Exactech, Inc.(a)                                                             33,156
     6,801     Five Star Quality Care, Inc.(a)                                               39,514
     4,465     Fonar Corp.(a)                                                                 8,751
     4,972     Gentiva Health Services, Inc.(a)                                             103,567
       100     Gliatech, Inc.(a)                                                                  -
    19,846     HCA Holdings, Inc.(a)                                                        654,918
     4,551     HMS Holdings Corp.(a)                                                        349,835
     4,092     Haemonetics Corp.(a)                                                         263,402
     5,548     Hanger Orthopedic Group, Inc.(a)                                             135,760
    10,281     Hansen Medical, Inc.(a)                                                       35,058
    40,338     Health Management Associates, Inc., Class A(a)                               434,844
    15,543     Health Net, Inc.(a)                                                          498,775
     9,871     Healthcare Services Group, Inc.                                              160,404
    15,160     HealthSouth Corp.(a)                                                         397,950
    10,751     HealthSpring, Inc.(a)                                                        495,729
     5,653     Healthways, Inc.(a)                                                           85,813
    14,561     Henry Schein, Inc.(a)                                                      1,042,422
     9,902     Hill-Rom Holdings, Inc.                                                      455,888
    41,569     Hologic, Inc.(a)                                                             838,447
     9,589     Hooper Holmes, Inc.(a)                                                         8,918
     2,016     ICU Medical, Inc.(a)                                                          88,099
     2,861     IPC The Hospitalist Co., Inc.(a)                                             132,607
     3,512     IRIS International, Inc.(a)                                                   35,085
     9,276     Idexx Laboratories, Inc.(a)                                                  719,447
     9,894     Immucor, Inc.(a)                                                             202,035
     6,933     Insulet Corp.(a)                                                             153,705
     3,030     Integra LifeSciences Holdings Corp.(a)                                       144,864
     5,193     Invacare Corp.                                                               172,356
     2,601     Kendle International, Inc.(a)                                                 39,223
     1,656     Kensey Nash Corp.(a)                                                          41,781
     8,322     Kindred Healthcare, Inc.(a)                                                  178,673
    10,280     Kinetic Concepts, Inc.(a)                                                    592,436
     4,084     LCA-Vision, Inc.(a)                                                           19,522
     2,600     LHC Group, Inc.(a)                                                            59,956
     8,304     LifePoint Hospitals, Inc.(a)                                                 324,520
    15,041     Lincare Holdings, Inc.                                                       440,250
     6,868     MAKO Surgical Corp.(a)                                                       204,186
     6,630     MELA Sciences, Inc.(a)                                                        15,514
     5,084     Magellan Health Services, Inc.(a)                                            278,298
     8,617     Masimo Corp.                                                                 255,753
     3,087     MedCath Corp.(a)                                                              41,952
     2,980     Medical Action Industries, Inc.(a)                                            24,287
     7,765     Mednax, Inc.(a)                                                              560,555
     2,222     Medtox Scientific, Inc.                                                       38,818

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                                                   SCHEDULE OF INVESTMENTS |  47

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
---------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                 VALUE
---------------------------------------------------------------------------------------------------
     6,734     Meridian Bioscience, Inc.                                               $    162,357
     6,120     Merit Medical Systems, Inc.(a)                                               109,976
     7,496     Metropolitan Health Networks, Inc.(a)                                         35,906
     4,927     Molina Healthcare, Inc.(a)                                                   133,620
     7,401     Nanosphere, Inc.(a)                                                           13,396
     1,780     National Healthcare Corp.                                                     88,235
     4,851     Natus Medical, Inc.(a)                                                        73,493
     3,837     Neogen Corp.(a)                                                              173,471
     3,931     Neurometrix, Inc.(a)                                                           1,592
     6,521     NuVasive, Inc.(a)                                                            214,410
     8,150     NxStage Medical, Inc.(a)                                                     169,683
     5,784     Omnicell, Inc.(a)                                                             90,173
     8,322     OraSure Technologies, Inc.(a)                                                 70,987
     2,993     Orthofix International NV(a)                                                 127,113
     9,761     Owens & Minor, Inc.                                                          336,657
     8,888     PSS World Medical, Inc.(a)                                                   248,953
     3,406     Palomar Medical Technologies, Inc.(a)                                         38,420
     9,415     Parexel International Corp.(a)                                               221,817
    16,852     Pharmaceutical Product Development, Inc.                                     452,308
     4,811     PharMerica Corp.(a)                                                           61,388
     1,590     Psychemedics Corp.                                                            15,121
     5,244     Quidel Corp.(a),(b)                                                           79,447
    11,486     RTI Biologics, Inc.(a)                                                        31,127
     6,500     RadNet, Inc.(a)                                                               28,600
    24,500     ResMed, Inc.(a),(b)                                                          758,275
     1,898     Retractable Technologies, Inc.(a)                                              2,923
     2,548     Rochester Medical Corp.(a)                                                    23,034
     3,211     Rockwell Medical Technologies, Inc.(a)                                        41,229
     2,374     SRI/Surgical Express, Inc.(a)                                                 10,089
     9,023     Select Medical Holdings Corp.(a)                                              80,034
     8,922     Sirona Dental Systems, Inc.(a)                                               473,758
     4,045     Skilled Healthcare Group, Inc., Class A(a)                                    38,266
     2,391     SonoSite, Inc.(a)                                                             84,091
     6,480     Spectranetic Corp.(a)                                                         40,306
     6,942     Staar Surgical Co.(a)                                                         36,793
     9,802     Stereotaxis, Inc.(a)                                                          34,405
     8,391     Steris Corp.                                                                 293,517
     3,968     Sun Healthcare Group, Inc.(a)                                                 31,823
     8,996     Sunrise Senior Living, Inc.(a)                                                85,732
     2,872     SurModics, Inc.(a)                                                            31,879
     5,933     Symmetry Medical, Inc.(a)                                                     53,219
     5,039     Synergetics USA, Inc.(a)                                                      27,765
     2,172     Synovis Life Technologies, Inc.(a)                                            37,836
     4,972     Team Health Holdings, Inc.(a)                                                111,920
     6,324     Teleflex, Inc.                                                               386,143
     9,089     Theragenics Corp.(a)                                                          15,997
     5,823     ThermoGenesis Corp.(a)                                                        11,704
     9,205     Thoratec Corp.(a)                                                            302,108
     4,020     Trans1, Inc.(a)                                                               18,331
     1,985     Transcend Services, Inc.(a)                                                   58,339
     3,217     Triple-S Management Corp.(a)                                                  69,905
        27     ULURU, Inc.(a)                                                                    16
     2,309     US Physical Therapy, Inc.                                                     57,102
     5,445     Universal American Corp.                                                      59,623
    14,623     Universal Health Services, Inc., Class B                                     753,523
     6,008     Urologix, Inc.(a)                                                              5,708
     1,041     Utah Medical Products, Inc.                                                   27,337

================================================================================

48  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                 VALUE
---------------------------------------------------------------------------------------------------
     3,259     Vascular Solutions, Inc.(a)                                             $     40,412
     8,630     Volcano Corp.(a)                                                             278,663
     6,802     WellCare Health Plans, Inc.(a)                                               349,691
     5,167     West Pharmaceutical Services, Inc.                                           226,108
     6,389     Wright Medical Group, Inc.(a)                                                 95,835
     3,520     Zoll Medical Corp.(a)                                                        199,443
                                                                                       ------------
                                                                                         26,565,846
                                                                                       ------------
HOUSEHOLD GOODS & HOME CONSTRUCTION - 1.9%
     9,131     ACCO Brands Corp.(a)                                                          71,678
     5,899     American Greetings Corp., Class A                                            141,812
     2,349     Bassett Furniture Industries, Inc.                                            18,510
    12,832     Beazer Homes USA, Inc.(a)                                                     43,500
     7,874     Blount International, Inc.(a)                                                137,559
       893     Blyth, Inc.                                                                   44,963
     7,546     Briggs & Stratton Corp.                                                      149,864
     5,398     Brookfield Residential Properties, Inc.(a)                                    53,548
     1,227     Cavco Industries, Inc.(a)                                                     55,215
     9,441     Central Garden &  Pet Co., Class A(a)                                         95,826
    22,861     Church & Dwight Co., Inc.                                                    926,785
     1,600     Compx International, Inc.                                                     21,088
     6,777     Comstock Homebuilding Cos., Inc., Class A(a)                                   7,726
     2,471     Dixie Group, Inc.(a)                                                          10,551
    11,142     Energizer Holdings, Inc.(a)                                                  806,235
     4,371     Ethan Allen Interiors, Inc.                                                   93,059
       913     Flexsteel Industries, Inc.                                                    13,284
     4,038     Forward Industries, Inc.(a)                                                   10,741
     6,084     Furniture Brands International, Inc.(a)                                       25,188
     5,753     HNI Corp.                                                                    144,515
     9,245     Herman Miller, Inc.                                                          251,649
     1,700     Hooker Furniture Corp.                                                        15,062
    11,499     Hovnanian Enterprises, Inc., Class A(a),(b)                                   27,713
     8,904     Interface, Inc., Class A                                                     172,470
     4,210     iRobot Corp.(a)                                                              148,571
    14,650     Jarden Corp.                                                                 505,571
    10,813     KB Home                                                                      105,751
     3,550     Kid Brands, Inc.(a)                                                           18,318
     7,597     Knoll, Inc.                                                                  152,472
       700     L.S. Starrett Co., Class A                                                     7,175
     8,342     La-Z-Boy, Inc.(a)                                                             82,336
     3,598     Libbey, Inc.(a)                                                               58,360
     1,766     Lifetime Brands, Inc.                                                         20,733
     3,335     M/I Homes, Inc.(a)                                                            40,887
     5,928     MDC Holdings, Inc.                                                           146,066
     4,471     Meritage Homes Corp.(a)                                                      100,866
     2,984     Middleby Corp.(a)                                                            280,615
     8,797     Mohawk Industries, Inc.(a)                                                   527,732
       956     NVR, Inc.(a)                                                                 693,559
       807     National Presto Industries, Inc.                                              81,902
     1,324     Oil-Dri Corp. of America                                                      28,360
     7,136     Ryland Group, Inc.                                                           117,958
     7,150     The Scotts Miracle-Gro Co.                                                   366,867
     8,012     Sealy Corp.(a),(b)                                                            20,270
     9,038     Select Comfort Corp.(a)                                                      162,503
     1,682     Skyline Corp.                                                                 29,435
    17,887     Standard-Pacific Corp.(a)                                                     59,921
     3,642     Stanley Furniture Co., Inc.(a)                                                15,260
    13,225     Steelcase, Inc., Class A                                                     150,633
    11,094     Tempur-Pedic International, Inc.(a)                                          752,395
    23,718     Toll Brothers, Inc.(a)                                                       491,911
    10,086     Tupperware Corp.                                                             680,301

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                                                   SCHEDULE OF INVESTMENTS |  49

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                 VALUE
---------------------------------------------------------------------------------------------------
     2,505     Virco Manufacturing Corp.                                               $      7,014
     2,943     WD-40 Co.                                                                    114,895
                                                                                       ------------
                                                                                          9,307,178
                                                                                       ------------
INDUSTRIAL ENGINEERING - 3.5%
    15,224     AGCO Corp.(a)                                                                751,457
     1,400     Alamo Group, Inc.                                                             33,180
     4,295     Albany International Corp., Class A                                          113,345
     4,561     Altra Holdings, Inc.(a)                                                      109,418
     1,609     American Railcar Industries, Inc.(a)                                          37,731
     3,051     Astec Industries, Inc.(a)                                                    112,826
    18,807     Babcock & Wilcox Co.(a)                                                      521,142
    10,745     Broadwind Energy, Inc.(a)                                                     15,580
    12,082     Bucyrus International, Inc.                                                1,107,436
     2,808     CIRCOR International, Inc.                                                   120,267
     1,406     Cascade Corp.                                                                 66,883
     2,271     Ceco Environmental Corp.(a)                                                   15,307
       352     Chicago Rivet & Machine Co.                                                    5,667
     7,945     Clarcor, Inc.                                                                375,640
     4,166     Colfax Corp.(a)                                                              103,317
     3,256     Columbus McKinnon Corp.(a)                                                    58,478
     4,600     Commercial Vehicle Group, Inc.(a)                                             65,274
     8,009     Crane Co.                                                                    395,725
    11,281     Donaldson Co., Inc.                                                          684,531
     2,319     Dynamic Materials Corp.                                                       51,992
     1,078     The Eastern Co.                                                               17,302
     8,880     Energy Recovery, Inc.(a),(b)                                                  29,038
     3,301     EnPro Industries, Inc.(a)                                                    158,679
    10,300     Federal Signal Corp.                                                          67,568
     8,549     Flow International Corp.(a)                                                   30,434
     3,165     Franklin Electric Co., Inc.                                                  148,597
     2,082     Freightcar America, Inc.(a)                                                   52,758
     7,150     GATX Corp.                                                                   265,408
     8,388     Gardner Denver, Inc.                                                         705,011
     2,943     The Gorman-Rupp Co.                                                           96,926
     9,596     Graco, Inc.                                                                  486,133
     1,901     Graham Corp.                                                                  38,780
     3,880     Greenbrier Cos., Inc.(a)                                                      76,669
     4,622     H&E Equipment Services, Inc.(a)                                               64,662
     2,195     Hardinge, Inc.                                                                23,947
     1,220     Hurco Cos., Inc.(a)                                                           39,296
    12,778     IDEX Corp.                                                                   585,871
     4,714     John Bean Technologies Corp.                                                  91,074
     2,078     Kadant, Inc.(a)                                                               65,478
     4,993     Kaydon Corp.                                                                 186,339
    13,001     Kennametal, Inc.                                                             548,772
     1,297     Key Technology, Inc.(a)                                                       20,973
     3,076     Kimball International, Inc., Class B                                          19,779
    13,360     Lincoln Electric Holdings, Inc.                                              478,956
     2,075     Lindsay Manufacturing Co.                                                    142,760
     3,361     Lydall, Inc.(a)                                                               40,198
     1,400     MFRI, Inc.(a)                                                                 11,186
    21,195     Manitowoc Co.                                                                356,924
     3,487     Materion Corp.(a)                                                            128,914
    15,639     Meritor, Inc.(a)                                                             250,850
     3,285     Met-Pro Corp.                                                                 37,383
     5,127     Mine Safety Appliances Co.                                                   191,442
     6,107     Mueller Industries, Inc.                                                     231,516
       839     NACCO Industries, Inc., Class A                                               81,232
     2,918     NN, Inc.(a)                                                                   43,653
    11,633     Navistar International Corp.(a)                                              656,799
     9,837     Nordson Corp.                                                                539,559
    14,616     Oshkosh Corp.(a)                                                             422,987
     3,049     PMFG, Inc.(a)                                                                 60,523
    15,384     Pentair, Inc.                                                                620,898
     6,205     Robbins & Myers, Inc.                                                        327,934

================================================================================

50  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                 VALUE
---------------------------------------------------------------------------------------------------
     8,062     SPX Corp.                                                               $    666,405
     1,793     Sauer-Danfoss, Inc.(a)                                                        90,349
     6,638     Spartan Motors, Inc.                                                          35,845
     1,974     Standex International Corp.                                                   60,543
     2,241     Sun Hydraulics, Inc.                                                         107,120
     2,382     Sypris Solutions, Inc.(a)                                                      9,814
     2,664     Tecumseh Products Co., Class A(a)                                             27,173
     2,791     Tennant Co.                                                                  111,445
    17,615     Terex Corp.(a)                                                               501,147
    12,546     Timken Co.                                                                   632,318
     4,908     Toro Co.                                                                     296,934
    12,568     Trinity Industries, Inc.                                                     438,372
     1,600     Twin Disc, Inc.                                                               61,808
       721     United Capital Corp.(a)                                                       21,594
    11,777     Wabash National Corp.(a)                                                     110,351
     7,734     Westinghouse Air Brake Technologies Corp.                                    508,278
     1,284     Williams Controls, Inc.                                                       14,766
     9,200     Woodward Governor Co.                                                        320,712
                                                                                       ------------
                                                                                         17,203,378
                                                                                       ------------
INDUSTRIAL METALS & MINING - 0.9%
     1,512     Ampco-Pittsburgh Corp.                                                        35,456
     7,148     Carpenter Technology Corp.                                                   412,297
     9,434     Century Aluminum Co.(a)                                                      147,642
     1,400     Cold Metal Products, Inc.(a)                                                       -
    18,347     Commercial Metals Co.                                                        263,279
     2,234     Friedman Industries, Inc.                                                     23,926
     2,093     Handy & Harman Ltd.(a)                                                        32,211
     2,104     Haynes International, Inc.                                                   130,301
     7,437     Horsehead Holding Corp.(a)                                                    99,061
     6,909     Intrepid Potash, Inc.(a)                                                     224,543
     2,414     Kaiser Aluminum Corp.                                                        131,853
     1,777     Olympic Steel, Inc.                                                           48,921
     5,007     RTI International Metals, Inc.(a)                                            192,119
    11,914     Reliance Steel &  Aluminum Co.                                               591,530
    33,866     Southern Copper Corp.                                                      1,113,175
    35,210     Steel Dynamics, Inc.                                                         572,162
     1,552     Synalloy Corp.                                                                21,061
    20,052     USEC, Inc.(a)                                                                 66,974
     1,483     Universal Stainless &  Alloy Products, Inc.(a)                                69,345
    12,566     Uranium Energy Corp.(a),(b)                                                   38,452
    20,307     Uranium Resources, Inc.(a),(b)                                                33,913
     9,764     Worthington Industries, Inc.                                                 225,548
                                                                                       ------------
                                                                                          4,473,769
                                                                                       ------------
INDUSTRIAL TRANSPORTATION - 1.5%
     9,334     Air Transport Services Group, Inc.(a)                                         63,938
     8,029     Aircastle Ltd.                                                               102,129
     6,597     Alexander & Baldwin, Inc.                                                    317,711
     4,067     Arkansas Best Corp.                                                           96,510
     4,266     Atlas Air Worldwide Holdings, Inc.(a)                                        253,870
     4,093     Celadon Group, Inc.(a)                                                        57,138
     8,758     Con-way, Inc.                                                                339,898
     1,992     Covenant Transport Group, Class A(a)                                          15,438
    12,001     DHT Holdings, Inc.                                                            45,964
    10,861     Eagle Bulk Shipping, Inc.(a)                                                  26,935
     4,814     Forward Air Corp.                                                            162,665
     3,928     Frozen Food Express Industries, Inc.(a)                                       14,023
     5,201     Genco Shipping & Trading Ltd.(a),(b)                                          39,112
    18,014     General Maritime Corp.                                                        24,319
     6,215     Genesee & Wyoming, Inc., Class A(a)                                          364,448
     6,190     HUB Group, Inc., Class A(a)                                                  233,115

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                                                   SCHEDULE OF INVESTMENTS |  51

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                 VALUE
---------------------------------------------------------------------------------------------------
     8,744     Heartland Express, Inc.                                                 $    144,801
     8,186     Horizon Lines, Inc., Class A                                                   9,905
     1,180     International Shipholding Corp.                                               25,110
    16,133     J.B. Hunt Transport Services, Inc.                                           759,703
    17,528     Kansas City Southern(a)                                                    1,039,936
     8,734     Kirby Corp.(a)                                                               494,956
     9,470     Knight Transportation, Inc.                                                  160,895
     7,747     Landstar System, Inc.                                                        360,081
     2,821     Marten Transport Ltd.                                                         60,934
     7,643     Old Dominion Freight Line, Inc.(a)                                           285,084
     4,231     Overseas Shipholding Group, Inc.(b)                                          113,983
     1,102     P.A.M. Transportation Services, Inc.(a)                                       10,877
     9,070     PHH Corp.(a)                                                                 186,116
     5,850     Pacer International, Inc.(a)                                                  27,612
     1,566     Patriot Transportation Holding, Inc.(a)                                       35,031
     3,354     Quality Distribution, Inc.(a)                                                 43,669
     3,619     Railamerica, Inc.(a)                                                          54,285
     7,277     SMF Energy Corp.(a)                                                           10,115
     2,809     Saia, Inc.(a)                                                                 47,613
     6,929     Ship Finance International Ltd.                                              124,861
    11,971     Swift Transportation Co.(a)                                                  162,207
     3,802     TAL International Group, Inc.                                                131,283
     6,757     Teekay Corp.                                                                 208,656
     2,992     Textainer Group Holdings Ltd.                                                 91,974
     1,752     USA Truck, Inc.(a)                                                            19,798
    16,365     UTI Worldwide, Inc.                                                          322,227
     1,309     Universal Truckload Services, Inc.(a)                                         22,423
     8,090     Werner Enterprises, Inc.                                                     202,654
     1,386     Willis Lease Finance Corp.(a)                                                 18,475
    11,443     World Fuel Services Corp.                                                    411,147
     8,940     YRC Worldwide, Inc.(a),(b)                                                    10,102
                                                                                       ------------
                                                                                          7,753,726
                                                                                       ------------
LEISURE GOODS - 0.7%
    67,940     Activision Blizzard, Inc.                                                    793,539
     2,153     Arctic Cat, Inc.(a)                                                           28,915
    14,205     Brunswick Corp.                                                              289,782
     9,798     Callaway Golf Co.                                                             60,943
     2,914     DTS, Inc.(a)                                                                 118,163
     3,279     Drew Industries, Inc.                                                         81,057
    43,323     Eastman Kodak Co.(a),(b)                                                     155,096
     4,864     Emerson Radio Corp.(a)                                                        10,020
     1,740     Escalade, Inc.                                                                10,510
     7,922     Glu Mobile, Inc.(a)                                                           41,749
     4,558     Jakks Pacific, Inc.                                                           83,913
     1,133     Koss Corp.                                                                     7,025
     6,867     Leapfrog Enterprises, Inc.(a)                                                 28,979
     6,409     Majesco Entertainment Co.(a),(b)                                              19,355
     2,984     Marine Products Corp.(a)                                                      20,052
       433     Meade Instruments Corp.(a)                                                     2,156
     5,484     Nautilus, Inc.(a)                                                             10,968
     5,093     Polaris Industries, Inc.                                                     566,189
     7,706     Pool Corp.                                                                   229,716
     1,310     Steinway Musical Instruments, Inc.(a)                                         33,654
    11,171     THQ, Inc.(a)                                                                  40,439
    13,860     Take-Two Interactive Software, Inc.(a)                                       211,781
     6,186     Thor Industries, Inc.                                                        178,404
    19,409     TiVo, Inc.(a)                                                                199,719
     2,335     Universal Electronics, Inc.(a)                                                58,982
     5,405     Winnebago Industries, Inc.(a)                                                 52,212
                                                                                       ------------
                                                                                          3,333,318
                                                                                       ------------

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52  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                 VALUE
---------------------------------------------------------------------------------------------------
LIFE INSURANCE - 0.4%
     9,635     American Equity Investment Life Holding Co.                             $    122,461
       313     American Independence Corp.(a)                                                 1,815
     3,438     Amerisafe, Inc.(a)                                                            77,768
     1,107     Atlantic American Corp.                                                        2,314
    35,973     CNO Financial Group, Inc.(a)                                                 284,546
     8,114     Citizens, Inc.(a),(b)                                                         55,337
     7,403     Delphi Financial Group, Inc., Class A                                        216,242
     4,333     eHealth, Inc.(a)                                                              57,889
     5,500     Employers Holdings, Inc.                                                      92,235
     2,225     FBL Financial Group, Inc., Class A                                            71,534
     1,914     Independence Holding Co.                                                      19,982
       713     Kansas City Life Insurance Co.                                                22,210
       339     National Western Life Insurance Co., Class A                                  54,060
    18,818     The Phoenix Cos., Inc.(a)                                                     46,292
     3,498     Presidential Life Corp.                                                       36,519
    13,498     Protective Life Corp.                                                        312,209
     7,085     Stancorp Financial Group, Inc.                                               298,916
    11,940     Symetra Financial Corp.                                                      160,354
                                                                                       ------------
                                                                                          1,932,683
                                                                                       ------------
MEDIA - 3.0%
     9,401     AMC Networks, Inc.(a)                                                        408,944
     3,525     AH Belo Corp.                                                                 26,226
    12,954     Acxiom Corp.(a)                                                              169,827
     4,433     Arbitron, Inc.                                                               183,216
     2,461     Ascent Media Corp., Class A(a)                                               130,359
     4,894     Avid Technology, Inc.(a)                                                      92,203
     1,665     Beasley Broadcasting Group, Inc., Class A(a)                                   6,926
    14,769     Belo Corp., Class A                                                          111,211
     1,288     CSS Industries, Inc.                                                          26,958
        50     CTN Media Group, Inc.(a)                                                           -
     6,131     Charter Communications, Inc.(a)                                              332,668
     6,462     Clear Channel Outdoor Holdings, Inc., Class A(a)                              82,067
     4,812     ComScore, Inc.(a)                                                            124,631
     5,022     Constant Contact, Inc.(a)                                                    127,458
     1,957     Courier Corp.                                                                 21,625
     6,880     Crown Media Holdings, Inc., Class A(a)                                        13,141
     4,586     Cumulus Media, Inc., Class A(a)                                               16,051
     4,112     DG FastChannel, Inc.(a)                                                      131,790
    33,126     DISH Network Corp.(a)                                                      1,015,974
     7,374     Dex One Corp.(a)                                                              18,656
     8,361     Dolby Laboratories, Inc., Class A(a)                                         355,008
    10,152     DreamWorks Animation SKG, Inc., Class A(a)                                   204,055
     5,016     EW Scripps Co.(a)                                                             48,505
     9,367     Emmis Communications Corp., Class A(a)                                        10,304
     4,015     Entercom Communications Corp.(a)                                              34,850
     7,714     Entravision Communications Corp., Class A(a)                                  14,271
     6,908     Factset Research Systems, Inc.                                               706,827
     1,058     Fisher Communications, Inc.(a)                                                31,550
     2,655     Global Traffic Network, Inc.(a)                                               30,506
     8,898     Gray Television, Inc.(a)                                                      23,491
     5,848     Harte-Hanks, Inc.                                                             47,486
    10,217     Hollywood Media Corp.(a)                                                      15,326

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

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
---------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                 VALUE
---------------------------------------------------------------------------------------------------
     7,669     IHS, Inc., Class A(a)                                                   $    639,748
        80     iBEAM Broadcasting Corp.                                                           -
     5,354     interCLICK, Inc.(a)                                                           42,618
     8,441     John Wiley & Sons, Inc., Class A                                             439,016
     6,294     Journal Communications, Inc., Class A(a)                                      32,540
     5,786     Knology, Inc.(a)                                                              85,922
     9,433     Lamar Advertising Co., Class A(a)                                            258,181
     7,464     Lee Enterprises, Inc.(a),(b)                                                   6,643
    33,735     Liberty Global, Inc.(a)                                                    1,519,424
     3,122     Liberty Global, Inc., Series C(a)                                            133,309
     8,314     Liberty Media Corp. - Starz, Series A(a)                                     625,545
    11,881     Liberty Media Holding Corp. - Capital(a)                                   1,018,796
    94,758     Liberty Media Holding Corp. - Interactive(a)                               1,589,092
     5,168     Lin TV Corp., Class A(a)                                                      25,168
     4,961     Local.com Corp.(a),(b)                                                        16,570
     5,181     LodgeNet Interactive Corp.(a)                                                 15,698
     3,978     Marchex, Inc., Class B                                                        35,325
     4,976     Martha Stewart Living Omnimedia, Inc., Class A(a),(b)                         21,596
     9,167     McClatchy Co., Class A(a),(b)                                                 25,759
     2,100     Media General, Inc., Class A(a)                                                8,022
     5,539     Meredith Corp.                                                               172,429
     4,334     Morningstar, Inc.                                                            263,421
     9,467     National CineMedia, Inc.                                                     160,087
     7,727     New Frontier Media, Inc.(a)                                                   10,663
     2,263     Nexstar Broadcasting Group, Inc., Class A(a)                                  18,579
    11,503     Nielsen Holdings NV(a)                                                       358,433
     3,161     Outdoor Channel Holdings, Inc.(a)                                             21,621
     2,407     PDI, Inc.(a)                                                                  17,066
     3,905     Primedia, Inc.                                                                27,530
     7,441     Radio One, Inc., Class D(a)                                                   13,171
     1,400     SPAR Group, Inc.(a)                                                            1,526
       659     Saga Communications, Inc.(a)                                                  24,383
     3,051     Salem Communications Corp., Class A                                           10,953
     2,100     Schawk, Inc.                                                                  34,776
     3,351     Scholastic Corp.                                                              89,137
     7,906     Sinclair Broadcast Group, Inc., Class A                                       86,808
   628,939     Sirius XM Radio, Inc.(a)                                                   1,377,376
     6,546     Spanish Broadcasting System, Inc., Class A(a)                                  4,582
     3,079     SuperMedia, Inc.(a)                                                           11,546
     4,250     TechTarget, Inc.(a)                                                           32,173
     8,873     TheStreet.com, Inc.                                                           27,240
     8,038     Valassis Communications, Inc.(a)                                             243,551
       985     Value Line, Inc.                                                              13,209
    13,825     ValueClick, Inc.(a)                                                          229,495
     3,817     Vertro, Inc.(a)                                                                8,588
     9,064     Warner Music Group Corp.(a)                                                   74,506
     9,685     WebMD Health Corp., Class A(a)                                               441,442
    10,094     WebMediaBrands, Inc.(a)                                                       13,526
     6,104     XO Group, Inc.(a)                                                             60,735
                                                                                       ------------
                                                                                         14,949,634
                                                                                       ------------
MINING - 1.3%
     4,586     AMCOL International Corp.                                                    175,002
    13,376     Allied Nevada Gold Corp.(a)                                                  473,109
    33,873     Arch Coal, Inc.                                                              903,054
     9,571     Cloud Peak Energy, Inc.(a)                                                   203,862

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54  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                 VALUE
---------------------------------------------------------------------------------------------------
    14,231     Coeur d'Alene Mines Corp.(a)                                            $    345,244
     5,300     Compass Minerals International, Inc.                                         456,171
     5,797     Evergreen Energy, Inc.(a)                                                     10,377
    12,704     General Moly, Inc.(a),(b)                                                     56,660
    45,537     Hecla Mining Co.(a)                                                          350,179
     6,087     James River Coal Co.(a)                                                      126,731
     8,963     Molycorp, Inc.(a)                                                            547,281
    14,915     Patriot Coal Corp.(a)                                                        332,008
     8,939     Royal Gold, Inc.                                                             523,557
     7,850     Solitario Exploration & Royalty Corp.(a)                                      22,372
    16,887     Stillwater Mining Co.(a)                                                     371,683
    15,011     Timberline Resources Corp.(a),(b)                                             11,258
    18,270     US Gold Corp.(a)                                                             110,168
    13,473     Vista Gold Corp.(a),(b)                                                       38,129
    10,487     Walter Industries, Inc.                                                    1,214,395
     2,229     Westmoreland Coal Co.(a)                                                      39,565
                                                                                       ------------
                                                                                          6,310,805
                                                                                       ------------
MOBILE TELECOMMUNICATIONS - 0.9%
     1,706     Atlantic Tele-Network, Inc.                                                   65,442
    39,700     Crown Castle International Corp.(a)                                        1,619,363
    12,631     Globalstar, Inc.(a),(b)                                                       15,536
    10,413     Leap Wireless International, Inc.(a)                                         169,003
    27,148     NII Holdings, Inc.(a)                                                      1,150,532
     4,906     NTELOS Holdings Corp.                                                        100,181
     7,350     ORBCOMM, Inc.(a)                                                              23,006
    18,863     SBA Communications Corp., Class A(a)                                         720,378
     4,003     Shenandoah Telecom Co.                                                        68,131
    11,588     Telephone & Data Systems, Inc.                                               360,155
     2,787     Telephone & Data Systems, Inc., Special Shares                                75,054
     3,680     USA Mobility, Inc.                                                            56,157
     2,370     U.S. Cellular Corp.(a)                                                       114,755
                                                                                       ------------
                                                                                          4,537,693
                                                                                       ------------
NONLIFE INSURANCE - 3.1%
     3,597     21st Century Holding Co.(a)                                                    9,784
     3,097     Affirmative Insurance Holdings, Inc.(a)                                        7,278
     1,372     Alleghany Corp.(a)                                                           457,027
     6,075     Allied World Assurance Co. Holdings, Ltd.                                    349,798
    14,318     American Financial Group, Inc.                                               511,009
     2,012     American National Insurance Co.                                              155,930
     2,044     American Safety Insurance Holdings Ltd.(a)                                    39,122
     4,129     AmTrust Financial Services, Inc.                                              94,059
    21,023     Arch Capital Group Ltd.(a)                                                   671,054
     4,844     Argo Group International Holdings Ltd.                                       143,964
    18,051     Arthur J. Gallagher & Co.                                                    515,176
    10,192     Aspen Insurance Holdings Ltd.                                                262,240
    26,861     Assured Guaranty Ltd.                                                        438,103
    20,223     Axis Capital Holdings Ltd.                                                   626,104
     2,011     Baldwin & Lyons, Inc., Class B                                                46,595
    18,818     Brown & Brown, Inc.                                                          482,870
     4,437     CNA Financial Corp.                                                          128,895
     2,529     Donegal Group, Inc., Class A                                                  32,371
       901     EMC Insurance Group, Inc.                                                     17,209
     2,127     Eastern Insurance Holdings, Inc.                                              28,140
     6,302     Endurance Specialty Holdings Ltd.                                            260,462

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
---------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                 VALUE
---------------------------------------------------------------------------------------------------
     1,592     Enstar Group Ltd.(a)                                                    $    166,348
     4,522     Erie Indemnity Co., Class A                                                  319,796
     8,025     Everest Re Group Ltd.                                                        656,044
     1,565     FPIC Insurance Group, Inc.(a)                                                 65,229
     1,327     First Acceptance Corp.(a)                                                      2,455
    15,763     First American Financial Corp.                                               246,691
     8,867     Flagstone Reinsurance Holdings SA                                             74,749
     2,438     Global Indemnity Plc(a)                                                       54,075
     5,228     Greenlight Capital Re Ltd.(a)                                                137,444
    18,385     HCC Insurance Holdings, Inc.                                                 579,127
     6,833     The Hanover Insurance Group, Inc.                                            257,672
     1,954     Harleysville Group, Inc.                                                      60,906
     7,901     Hilltop Holdings, Inc.(a)                                                     69,845
     6,198     Horace Mann Educators Corp.                                                   96,751
     1,987     Infinity Property & Casualty Corp.                                           108,609
     1,498     InsWeb Corp.(a)                                                               10,606
     2,288     Life Partners Holdings, Inc.(b)                                                7,871
    25,136     MBIA, Inc.(a),(b)                                                            218,432
    10,714     Maiden Holdings Ltd.                                                          97,497
     1,591     Markel Corp.(a)                                                              631,325
     8,571     Meadowbrook Insurance Group, Inc.                                             84,939
     4,307     Mercury General Corp.                                                        170,083
     9,901     Montpelier Re Holdings Ltd.                                                  178,218
     1,386     National Interstate Corp.                                                     31,739
       120     National Security Group, Inc.                                                  1,349
     2,416     Navigators Group, Inc.(a)                                                    113,552
    39,034     Old Republic International Corp.                                             458,649
     3,195     OneBeacon Insurance Group Ltd.                                                42,781
    10,500     PartnerRe Ltd.                                                               722,925
     5,799     Platinum Underwriters Holdings Ltd.                                          192,759
     4,710     ProAssurance Corp.(a)                                                        329,700
     2,941     RLI Corp.(b)                                                                 182,107
    11,727     Reinsurance Group of America, Inc.                                           713,705
     8,174     RenaissanceRe Holdings Ltd.                                                  571,771
     2,620     Safety Insurance Group, Inc.                                                 110,145
     4,226     SeaBright Holdings, Inc.                                                      41,837
     8,311     Selective Insurance Group, Inc.                                              135,220
     2,131     State Auto Financial Corp.                                                    37,143
     6,118     Tower Group, Inc.                                                            145,731
     9,795     Transatlantic Holdings, Inc.                                                 480,053
       819     Unico American Corp.                                                           8,116
     3,667     United Fire & Casualty Co.                                                    63,696
     6,842     Unitrin, Inc.                                                                203,002
     5,431     Universal Insurance Holdings, Inc.                                            25,363
    11,377     Validus Holdings Ltd.                                                        352,118
    19,595     W.R. Berkley Corp.                                                           635,662
     1,035     White Mountains Insurance Group, Inc.                                        434,866
                                                                                       ------------
                                                                                         15,605,891
                                                                                       ------------
OIL & GAS PRODUCERS - 4.0%
     7,415     ATP Oil & Gas Corp.(a),(b)                                                   113,524
    12,340     Atlas Energy, Inc.                                                             1,234
    16,717     Abraxas Petroleum Corp.(a),(b)                                                64,026
       524     Adams Resources & Energy, Inc.                                                13,362
     2,109     Alon USA Energy, Inc.                                                         23,768
     1,548     Apco Oil and Gas International, Inc.                                         134,568
     3,687     Approach Resources, Inc.(a)                                                   83,584

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56  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                 VALUE
---------------------------------------------------------------------------------------------------
    19,145     BPZ Resources, Inc.(a),(b)                                              $     62,796
     1,930     Barnwell Industries, Inc.(a)                                                   9,939
     7,556     Berry Petroleum Co., Class A                                                 401,450
     6,645     Bill Barrett Corp.(a)                                                        307,996
     5,673     Brenham Oil+Gas Corp.(a)                                                         340
    18,843     Brigham Exploration Co.(a)                                                   563,971
     1,977     CREDO Petroleum Corp.(a)                                                      18,524
    14,335     CVR Energy, Inc.(a)                                                          352,928
     7,165     Callon Petroleum Co.(a)                                                       50,298
     5,713     Carrizo Oil & Gas, Inc.(a)                                                   238,518
    12,364     Cheniere Energy, Inc.(a)                                                     113,254
    13,655     Cimarex Energy Co.                                                         1,227,858
     1,534     Clayton Williams Energy, Inc.(a)                                              92,117
    24,605     Cobalt International Energy, Inc.(a)                                         335,366
     7,394     Comstock Resources, Inc.(a)                                                  212,873
    16,490     Concho Resources, Inc.(a)                                                  1,514,606
     2,250     Contango Oil & Gas Co.(a)                                                    131,490
     9,354     Continental Resources, Inc.(a)                                               607,168
     2,745     Delek US Holdings, Inc.                                                       43,096
    24,435     Delta Petroleum Corp.                                                         12,120
     2,369     Double Eagle Pete & Mining Co.(a)                                             20,705
    27,244     EXCO Resources, Inc.                                                         480,857
     6,404     Endeavour International Corp.(a)                                              96,508
    11,473     Energen Corp.                                                                648,224
     8,961     FX Energy, Inc.(a)                                                            78,678
    18,254     Forest Oil Corp.(a)                                                          487,564
    17,184     Frontier Oil Corp.                                                           555,215
     9,437     GMX Resources, Inc.(a)                                                        41,995
     5,700     Gasco Energy, Inc.(a)                                                          1,264
     7,532     GeoMet, Inc.(a)                                                                8,888
     9,626     GeoPetro Resources Co.(a)                                                      3,947
     3,836     GeoResources, Inc.(a)                                                         86,272
     4,625     Goodrich Petroleum Corp.(a)                                                   85,146
     6,401     Gulfport Energy Corp.(a)                                                     190,046
     5,766     Harvest Natural Resources, Inc.(a),(b)                                        63,599
     8,648     HollyFrontier Corp.                                                          600,171
     3,237     Houston American Energy Corp.                                                 58,687
    28,684     Kodiak Oil & Gas Corp.(a)                                                    165,507
    14,334     Magnum Hunter Resources Corp.(a)                                              96,898
    17,640     McMoRan Exploration Co.(a)                                                   325,987
    10,437     Northern Oil And Gas, Inc.(a),(b)                                            231,180
     7,018     Oasis Petroleum, Inc.(a)                                                     208,294
     1,477     Panhandle Oil & Gas, Inc.                                                     43,557
     7,246     Penn Virginia Corp.                                                           95,720
    48,267     PetroHawk Energy Corp.(a)                                                  1,190,747
     3,737     Petroleum Development Corp.(a)                                               111,774
    10,269     Petroquest Energy, Inc.(a)                                                    72,088
    22,367     Plains Exploration & Production Co.(a)                                       852,630
     1,910     PostRock Energy Corp.(a)                                                      11,135
    19,676     Quicksilver Resources, Inc.(a)                                               290,418
    13,020     Ram Energy Resources, Inc.(a)                                                 16,275
     7,794     Resolute Energy Corp.(a)                                                     125,951
     6,138     Rex Energy Corp.(a),(b)                                                       63,037
     8,506     Rosetta Resources, Inc.(a)                                                   438,399
    10,235     SM Energy Co.                                                                752,068

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                                                   SCHEDULE OF INVESTMENTS |  57

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
---------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                 VALUE
---------------------------------------------------------------------------------------------------
    61,783     SandRidge Energy, Inc.(a)                                               $    658,607
    18,597     Southern Union Co.                                                           746,670
     7,983     Stone Energy Corp.(a)                                                        242,603
     6,717     Swift Energy Co.(a)                                                          250,343
    15,133     Syntroleum Corp.(a),(b)                                                       22,245
     4,474     Toreador Resources Corp.(a)                                                   16,599
     9,954     Tri-Valley Corp.(a),(b)                                                        5,972
     6,450     US Energy Corp. Wyoming(a)                                                    27,541
    24,240     Ultra Petroleum Corp.(a)                                                   1,110,192
    10,091     Vaalco Energy, Inc.(a)                                                        60,748
     5,024     Venoco, Inc.(a)                                                               64,006
     5,755     W&T Offshore, Inc.                                                           150,321
    12,545     Warren Resources, Inc.(a)                                                     47,796
     9,244     Western Refining, Inc.(a),(b)                                                167,039
    18,784     Whiting Petroleum Corp.(a)                                                 1,068,997
     5,827     Zion Oil & Gas, Inc.(a),(b)                                                   34,671
                                                                                       ------------
                                                                                         20,004,555
                                                                                       ------------
OIL EQUIPMENT, SERVICES DISTRIBUTION - 2.6%
     9,336     Atwood Oceanics, Inc.(a)                                                     411,998
     4,321     Basic Energy Services, Inc.(a)                                               135,982
     2,562     Bolt Technology Corp.(a)                                                      31,769
     5,569     Bristow Group, Inc.                                                          284,130
     3,297     CARBO Ceramics, Inc.                                                         537,246
    16,605     Cal Dive International, Inc.(a)                                               99,298
     4,774     Chart Industries, Inc.(a)                                                    257,700
    11,935     Complete Production Services, Inc.(a)                                        398,152
     7,834     Crosstex Energy, Inc.                                                         93,225
     1,552     Dawson Geophysical Co.(a)                                                     53,001
    13,201     Dresser-Rand Group, Inc.(a)                                                  709,554
     5,114     Dril-Quip, Inc.(a)                                                           346,883
    10,400     Exterran Holdings, Inc.(a)                                                   206,232
     8,026     Flotek Industries, Inc.(a)                                                    68,382
     3,038     Geokinetics, Inc.(a)                                                          23,939
    17,620     Global Industries Ltd.(a)                                                     96,558
     2,385     Gulf Island Fabrication, Inc.                                                 76,988
     4,444     Gulfmark Offshore, Inc., Class A(a)                                          196,380
    16,945     Helix Energy Solutions Group, Inc.(a)                                        280,609
    23,209     Hercules Offshore, Inc.(a)                                                   127,882
     4,229     Hornbeck Offshore Services, Inc.(a)                                          116,297
    19,183     ION Geophysical Corp.(a)                                                     181,471
    23,227     Key Energy Services, Inc.(a)                                                 418,086
    16,167     Kinder Morgan, Inc.(a)                                                       464,478
     4,956     Lufkin Industries, Inc.                                                      426,464
     4,939     Matrix Service Co.(a)                                                         66,084
    37,320     McDermott International, Inc.(a)                                             739,309
     2,069     Mitcham Industries, Inc.(a)                                                   35,794
     2,824     Natural Gas Services Group(a)                                                 45,636
    15,475     Newpark Resources, Inc.(a)                                                   140,358
    15,533     OGE Energy Corp.                                                             781,621
       887     OYO Geospace Corp.(a)                                                         88,700
    17,699     Oceaneering International, Inc.                                              716,809
     8,404     Oil States International, Inc.(a)                                            671,564
     2,495     PHI, Inc.(a)                                                                  54,216
    19,944     Parker Drilling Co.(a)                                                       116,672
    24,972     Patterson-UTI Energy, Inc.                                                   789,365
     8,466     Pioneer Drilling Co.(a)                                                      129,022
     8,258     RPC, Inc.                                                                    202,651
     3,424     SEACOR Holdings, Inc.                                                        342,263
     6,301     SemGroup Corp.(a)                                                            161,747
    12,782     Superior Energy Services, Inc.(a)                                            474,723

================================================================================

58  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                 VALUE
---------------------------------------------------------------------------------------------------
     5,602     Tesco Corp.(a)                                                          $    108,735
    12,802     Tetra Technologies, Inc.(a)                                                  162,969
     8,387     Tidewater, Inc.                                                              451,304
     3,250     Union Drilling, Inc.(a)                                                       33,442
     7,749     Unit Corp.(a)                                                                472,147
                                                                                       ------------
                                                                                         12,827,835
                                                                                       ------------
PERSONAL GOODS - 1.5%
     4,944     American Apparel, Inc.(a)                                                      4,400
     9,278     Carter's, Inc.(a)                                                            285,391
     4,480     Charles & Colvard Ltd.(a)                                                     12,275
     1,946     Cherokee, Inc.                                                                33,393
     2,308     Columbia Sportswear Co.                                                      146,327
    14,040     Crocs, Inc.(a)                                                               361,530
     2,100     Culp, Inc.(a)                                                                 19,719
     6,271     Deckers Outdoor Corp.(a)                                                     552,726
     4,622     Elizabeth Arden, Inc.(a)                                                     134,177
     7,269     Fossil, Inc.(a)                                                              855,707
     2,775     G-III Apparel Group, Ltd.(a)                                                  95,682
    15,515     Hanesbrands, Inc.(a)                                                         442,953
     5,895     Heelys, Inc.(a)                                                               13,441
     4,671     Helen of Troy Ltd.(a)                                                        161,290
    11,795     Iconix Brand Group, Inc.(a)                                                  285,439
     2,450     Inter Parfums, Inc.                                                           56,423
    11,900     Joe's Jeans, Inc.(a)                                                          10,115
    13,561     The Jones Group, Inc.                                                        147,137
     4,901     K-Swiss, Inc., Class A(a),(b)                                                 52,098
     1,648     Kenneth Cole Productions, Inc., Class A(a)                                    20,584
     1,243     Lacrosse Footwear, Inc.                                                       17,949
     1,210     Lakeland Industries, Inc.(a)                                                  10,600
    15,847     Liz Claiborne, Inc.(a),(b)                                                    84,781
     3,927     Maidenform Brands, Inc.(a)                                                   108,621
     2,968     Movado Group, Inc.                                                            50,782
     8,984     Nu Skin Enterprises, Inc., Class A                                           337,349
     1,900     Orchids Paper Products Co.                                                    24,035
     2,448     Oxford Industries, Inc.                                                       82,644
     4,867     Parlux Fragrances, Inc.(a)                                                    15,623
     2,219     Perry Ellis International, Inc.(a)                                            56,030
     9,942     Phillips-Van Heusen Corp.                                                    650,903
     3,138     Physicians Formula Holdings, Inc.(a)                                          12,552
    21,380     Quiksilver, Inc.(a)                                                          100,486
     2,276     Revlon, Inc., Class A(a)                                                      38,237
     1,562     Rocky Brands, Inc.(a)                                                         19,275
     5,264     Skechers U.S.A., Inc., Class A(a)                                             76,223
     6,431     Steven Madden Ltd.(a)                                                        241,227
     1,500     Superior Uniform Group, Inc.                                                  17,625
     1,401     Tandy Brands Accessories, Inc.(a)                                              2,746
     6,993     Timberland Co., Class A(a)                                                   300,489
     4,429     True Religion Apparel, Inc.(a)                                               128,795
     6,207     Under Armour, Inc., Class A(a)                                               479,863
     3,685     Unifi, Inc.(a)                                                                50,848
     7,158     The Warnaco Group, Inc.(a)                                                   374,005
     1,541     Weyco Group, Inc.                                                             37,909
     7,789     Wolverine World Wide, Inc.                                                   325,191
                                                                                       ------------
                                                                                          7,335,595
                                                                                       ------------
PHARMACEUTICALS & BIOTECHNOLOGY - 4.7%
     3,744     AMAG Pharmaceuticals, Inc.(a)                                                 70,387
     4,416     ARCA Biopharma, Inc.(a),(b)                                                    7,110
    25,525     AVI BioPharma, Inc.(a),(b)                                                    36,501
    10,467     Aastrom Biosciences, Inc.(a),(b)                                              28,784
    10,082     Acadia Pharmaceuticals, Inc.(a)                                               16,434

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                                                   SCHEDULE OF INVESTMENTS |  59

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                 VALUE
---------------------------------------------------------------------------------------------------
     6,828     Achillion Pharmaceuticals, Inc.(a)                                      $     50,800
     6,495     Acorda Therapeutics, Inc.(a)                                                 209,853
     3,065     Acura Pharmaceuticals, Inc.(a)                                                11,862
    12,946     Adolor Corp.(a)                                                               25,763
     5,853     Affymax, Inc.(a)                                                              40,210
    11,538     Affymetrix, Inc.(a)                                                           91,496
    19,812     Agenus, Inc.(a)                                                               15,453
    11,511     Akorn, Inc.(a)                                                                80,577
     4,172     Albany Molecular Research, Inc.(a)                                            20,067
    29,095     Alexion Pharmaceuticals, Inc.(a)                                           1,368,338
    11,241     Alexza Pharmaceuticals, Inc.(a)                                               20,459
    15,318     Alkermes, Inc.(a)                                                            284,915
    11,265     Allos Therapeutics, Inc.(a)                                                   24,107
     6,397     Alnylam Pharmaceuticals, Inc.(a)                                              59,940
     4,082     Amicus Therapeutics, Inc.(a)                                                  24,247
    20,978     Amylin Pharmaceuticals, Inc.(a)                                              280,266
    15,079     Anadys Pharmaceuticals, Inc.(a)                                               15,230
     3,080     Ardea Biosciences, Inc.(a)                                                    78,417
    24,601     Arena Pharmaceuticals, Inc.(a),(b)                                            33,457
    21,751     Ariad Pharmaceuticals, Inc.(a)                                               246,439
     7,333     Arqule, Inc.(a)                                                               45,831
    12,657     Array Biopharma, Inc.(a)                                                      28,352
     1,794     AspenBio Pharma, Inc.(a)                                                       1,166
     7,855     Auxilium Pharmaceuticals, Inc.(a)                                            153,958
    17,476     Avanir Pharmaceuticals, Inc.(a),(b)                                           58,719
     5,746     BioCryst Pharmaceuticals, Inc.(a),(b)                                         21,950
     7,671     Biodel, Inc.(a)                                                               14,345
    18,060     BioMarin Pharmaceuticals, Inc.(a)                                            491,413
     4,735     BioMimetic Therapeutics, Inc.(a)                                              24,243
    16,643     Biosante Pharmaceuticals, Inc.(a),(b)                                         45,768
     6,978     Cadence Pharmaceuticals, Inc.(a),(b)                                          64,198
     8,460     Caliper Life Sciences, Inc.(a)                                                68,611
     4,100     Capstone Therapeutics Corp.(a)                                                 1,029
    23,000     Cel-Sci Corp.(a),(b)                                                          11,500
    29,173     Cell Therapeutics, Inc.(a),(b)                                                45,947
     8,675     Celldex Therapeutics, Inc.(a)                                                 30,796
     9,810     Cerus Corp.(a),(b)                                                            29,430
     8,349     Charles River Laboratories International, Inc.(a)                            339,387
     9,603     Chelsea Therapeutics International, Inc.(a)                                   48,975
    12,022     Columbia Laboratories, Inc.(a)                                                37,148
     9,441     Cubist Pharmaceuticals, Inc.(a)                                              339,782
     3,595     Cumberland Pharmaceuticals, Inc.(a)                                           20,671
    14,000     Curis, Inc.(a)                                                                50,120
    15,213     Cytokinetics, Inc.(a)                                                         19,016
     8,527     Cytori Therapeutics, Inc.(a),(b)                                              40,844
    24,700     CytRx Corp.(a)                                                                17,784
    23,446     Dendreon Corp.(a)                                                            924,710
     8,679     Depomed, Inc.(a)                                                              70,994
     6,956     Discovery Laboratories, Inc.(a)                                               15,651
    15,462     Durect Corp.(a)                                                               31,388
     5,150     Dusa Pharmaceuticals, Inc.(a)                                                 32,033

================================================================================

60  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                 VALUE
---------------------------------------------------------------------------------------------------
    18,077     Dyax Corp.(a)                                                           $     35,792
    20,168     Dynavax Technologies Corp.(a)                                                 55,462
     3,963     Emergent Biosolutions, Inc.(a)                                                89,366
    16,673     Endo Pharmaceuticals Holdings, Inc.(a)                                       669,754
     3,870     Entremed, Inc.(a)                                                              8,746
     7,833     Enzo Biochem, Inc.(a)                                                         33,290
     9,240     Enzon Pharmaceuticals, Inc.(a)                                                92,862
     4,465     EpiCept Corp.(a)                                                               2,366
     8,745     Exact Sciences Corp.(a),(b)                                                   75,207
    21,062     Exelixis, Inc.(a)                                                            188,716
     2,008     Furiex Pharmaceuticals, Inc.(a)                                               35,722
     4,360     GTx, Inc.(a)                                                                  20,884
     7,874     Gen-Probe, Inc.(a)                                                           544,487
     3,017     Genomic Health, Inc.(a)                                                       84,204
     3,691     GenVec, Inc.(a)                                                               11,922
    22,152     Geron Corp.(a)                                                                88,830
    14,815     Halozyme Therapeutics, Inc.(a)                                               102,372
     5,218     Harvard Bioscience, Inc.(a)                                                   27,812
     9,683     Hemispherx Biopharma, Inc.(a)                                                  3,873
     1,706     Hi-Tech Pharmacal Co., Inc.(a)                                                49,355
    30,145     Human Genome Sciences, Inc.(a)                                               739,758
     4,778     ISTA Pharmaceuticals, Inc.(a)                                                 36,528
    10,878     Idenix Pharmaceuticals, Inc.(a)                                               54,390
     8,325     Idera Pharmaceuticals, Inc.(a)                                                17,899
    20,020     Illumina, Inc.(a)                                                          1,504,503
    12,538     ImmunoGen, Inc.(a)                                                           152,838
    13,200     Immunomedics, Inc.(a),(b)                                                     53,724
    10,404     Impax Laboratories, Inc.(a)                                                  226,703
    18,436     Incyte Corp.(a)                                                              349,178
     4,586     Infinity Pharmaceuticals, Inc.(a)                                             37,880
    16,169     Inovio Pharmaceuticals, Inc.(a),(b)                                            9,709
     3,105     Insmed, Inc.(a)                                                               37,229
     7,444     InterMune, Inc.(a)                                                           266,867
     7,939     Ironwood Pharmaceuticals, Inc.(a)                                            124,801
    15,812     Isis Pharmaceuticals, Inc.(a),(b)                                            144,838
     3,802     Jazz Pharmaceuticals, Inc.(a)                                                126,797
     8,151     K-V Pharmaceutical Co., Class A(a),(b)                                        22,171
    12,056     Keryx Biopharmaceuticals, Inc.(a)                                             57,025
    30,850     Lexicon Genetics, Inc.(a)                                                     54,296
     3,287     Ligand Pharmaceuticals, Inc.(a)                                               39,280
     7,005     Luminex Corp.(a)                                                             146,405
     3,411     MAP Pharmaceuticals, Inc.(a)                                                  54,474
    14,749     MannKind Corp.(a),(b)                                                         56,046
     7,456     Marina Biotech, Inc.(a)                                                        1,446
     5,645     Maxygen, Inc.                                                                 30,878
     8,749     Medicines Co.(a)                                                             144,446
     9,810     Medicis Pharmaceutical Corp., Class A                                        374,448
     5,876     Medivation, Inc.(a),(b)                                                      125,923
    15,536     Micromet, Inc.(a)                                                             89,177
     7,317     Momenta Pharmaceuticals, Inc.(a)                                             142,389
     7,516     Myrexis, Inc.(a)                                                              26,907
    13,807     Myriad Genetics, Inc.(a)                                                     313,557
    13,299     NPS Pharmaceuticals, Inc.(a)                                                 125,676
     8,363     Nabi Biopharmaceuticals(a)                                                    44,993
    18,652     Nektar Therapeutics(a)                                                       135,600
     9,949     Neurocrine Biosciences, Inc.(a)                                               80,089

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  61

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                 VALUE
---------------------------------------------------------------------------------------------------
    18,248     Novavax, Inc.(a)                                                        $     36,861
     3,529     Obagi Medical Products, Inc.(a)                                               33,278
     1,971     OncoGenex Pharmaceutical, Inc.(a)                                             33,566
    10,126     Onyx Pharmaceuticals, Inc.(a)                                                357,448
    26,840     Opko Health, Inc.(a)                                                          99,040
     7,389     Optimer Pharmaceuticals, Inc.(a)                                              87,855
     8,176     Orchid Cellmark, Inc.(a)                                                      22,566
     8,488     Orexigen Therapeutics, Inc.(a)                                                13,496
     4,265     Osiris Therapeutics, Inc.(a)                                                  33,011
     2,431     Oxigene, Inc.(a),(b)                                                           6,029
    22,851     PDL BioPharma, Inc.                                                          134,135
     6,577     Pain Therapeutics, Inc.(a)                                                    25,453
     9,887     Palatin Technologies, Inc.(a)                                                 12,655
     5,808     Par Pharmaceutical Cos., Inc.(a)                                             191,548
    14,354     Peregrine Pharmaceuticals, Inc.(a)                                            26,698
    13,350     Perrigo Co.                                                                1,173,064
     8,238     Pharmacyclics, Inc.(a)                                                        86,005
     5,913     Pharmasset, Inc.(a)                                                          663,439
       933     Poniard Pharmaceuticals, Inc.(a)                                                 218
     5,574     Pozen, Inc.(a)                                                                23,411
     8,318     Prestige Brands Holdings, Inc.(a)                                            106,803
     5,943     Progenics Pharmaceuticals, Inc.(a),(b)                                        42,671
     9,165     Questcor Pharmaceuticals, Inc.(a)                                            220,877
     7,682     RXi Pharmaceuticals Corp.(a),(b)                                               7,528
     5,778     Raptor Pharmaceutical Corp.(a),(b)                                            35,766
    11,497     Regeneron Pharmaceuticals, Inc.(a)                                           651,995
     6,813     Repligen Corp.(a)                                                             24,799
     3,316     Repros Therapeutics, Inc.(a)                                                  17,741
    17,083     Rexahn Pharmaceuticals, Inc.(a),(b)                                           21,183
    11,590     Rigel Pharmaceuticals, Inc.(a)                                               106,280
     7,151     SIGA Technologies, Inc.(a)                                                    69,651
     8,541     Salix Pharmaceuticals Ltd.(a)                                                340,188
     9,484     Sangamo Biosciences, Inc.(a)                                                  55,861
    11,192     Santarus, Inc.(a)                                                             37,717
    11,751     Savient Pharmaceuticals, Inc.(a),(b)                                          88,015
     7,393     Sciclone Pharmaceuticals, Inc.(a)                                             44,654
    16,209     Seattle Genetics, Inc.(a)                                                    332,609
    17,022     Sequenom, Inc.(a)                                                            128,516
     8,130     Somaxon Pharmaceuticals, Inc.(a),(b)                                          17,317
     9,120     Spectrum Pharmaceuticals, Inc.(a)                                             84,497
    22,301     StemCells, Inc.(a),(b)                                                        11,820
     6,918     Strategic Diagnostics, Inc.(a)                                                13,905
     3,091     Sucampo Pharmaceuticals, Inc., Class A(a)                                     12,673
     9,769     SuperGen, Inc.(a)                                                             29,112
     7,038     Synta Pharmaceuticals Corp.(a)                                                35,401
     4,631     Targacept, Inc.(a)                                                            97,575
     5,896     Techne Corp.                                                                 491,550
    12,066     Telik, Inc.(a)                                                                 9,411
    11,641     Theravance, Inc.(a)                                                          258,547
    10,589     Threshold Pharmaceuticals, Inc.(a),(b)                                        17,684

================================================================================

62  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                 VALUE
---------------------------------------------------------------------------------------------------
     1,727     Transcept Pharmaceuticals, Inc.(a)                                      $     18,911
     5,088     Trimeris, Inc.(a)                                                             12,567
     8,302     United Therapeutics Corp.(a)                                                 457,440
     5,472     Vanda Pharmaceuticals, Inc.(a)                                                39,070
    33,037     Vertex Pharmaceuticals, Inc.(a)                                            1,717,594
    12,683     Vical, Inc.(a)                                                                52,254
    12,597     ViroPharma, Inc.(a)                                                          233,044
    13,582     Vivus, Inc.(a)                                                               110,557
     6,991     XOMA Ltd.(a)                                                                  16,429
     6,529     Xenoport, Inc.(a)                                                             46,486
                                                                                       ------------
                                                                                         23,613,235
                                                                                       ------------
REAL ESTATE INVESTMENT & SERVICES - 0.6%
       900     American Realty Investors, Inc.(a)                                             2,367
     1,800     Avatar Holdings, Inc.(a)                                                      27,378
    40,681     Brookfield Properties Corp.                                                  784,330
     1,237     Consolidated-Tomoka Land Co.                                                  35,378
    19,549     Forest City Enterprises, Inc., Class A(a)                                    364,980
     6,039     Forestar Group, Inc.(a)                                                       99,221
    12,319     Grubb & Ellis Co.(a),(b)                                                       3,943
     5,360     HFF, Inc., Class A(a)                                                         80,882
     6,084     The Howard Hughes Corp.(a)                                                   395,703
     6,935     Jones Lang LaSalle, Inc.                                                     653,970
     5,528     LoopNet, Inc.(a)                                                             101,605
     8,238     Market Leader, Inc.(a)                                                        17,876
     4,079     Maui Land & Pineapple Co., Inc.(a)                                            20,436
    29,562     Move, Inc.(a)                                                                 64,741
     2,347     Reis, Inc.(a)                                                                 23,306
    14,665     The St. Joe Co.(a),(b)                                                       305,619
       894     Stratus Properties, Inc.(a)                                                   11,980
     2,671     Tejon Ranch Co.(a)                                                            91,081
     7,082     Thomas Properties Group, Inc.(a)                                              22,733
       393     Transcontinental Realty Investors, Inc.(a)                                       861
     6,784     ZipRealty, Inc.(a)                                                            15,603
                                                                                       ------------
                                                                                          3,123,993
                                                                                       ------------
REAL ESTATE INVESTMENT TRUSTS (REITs) - 7.4%
    13,195     ARMOUR Residential REIT, Inc.                                                 96,983
     6,967     Acadia Realty Trust                                                          141,639
     2,200     Agree Realty Corp.                                                            49,126
       553     Alexander's, Inc.                                                            219,541
     9,720     Alexandria Real Estate Equities, Inc.                                        752,522
    10,693     American Campus Communities, Inc.                                            379,815
    20,243     American Capital Agency Corp.                                                589,274
   126,540     Annaly Capital Management, Inc.                                            2,282,782
    18,925     Anworth Mortgage Asset Corp.                                                 142,127
     4,314     Apollo Commercial Real Estate Finance, Inc.                                   69,542
     3,816     Arbor Realty Trust, Inc.(a)                                                   17,859
     1,230     Arlington Asset Investment Corp.                                              38,610
    10,060     Ashford Hospitality Trust, Inc.                                              125,247
     7,581     Associated Estates Realty Corp.                                              123,191
    11,723     BRE Properties                                                               584,743
     3,185     BRT Realty Trust(a)                                                           20,097
    20,643     BioMed Realty Trust, Inc.                                                    397,171
    21,301     Brandywine Realty Trust                                                      246,879
    22,556     CBL & Associates Properties, Inc.                                            408,940
    11,217     Camden Property Trust                                                        713,626
     4,722     Capital Trust, Inc.(a)                                                        18,274
    12,370     CapLease, Inc.                                                                60,737
    12,580     Capstead Mortgage Corp.                                                      168,572
     9,332     Cedar Shopping Centers, Inc.                                                  48,060
     3,044     Chatham Lodging Trust                                                         49,039

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  63

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                 VALUE
---------------------------------------------------------------------------------------------------
     5,848     Chesapeake Lodging Trust                                                $     99,767
   166,304     Chimera Investment Corp.                                                     575,412
    10,614     Cogdell Spencer, Inc.                                                         63,578
    13,250     Colonial Properties Trust                                                    270,300
     5,988     Colony Financial, Inc.                                                       108,203
    10,966     CommonWealth REIT                                                            283,361
    10,974     Corporate Office Properties Trust                                            341,401
    13,336     Cousins Properties, Inc.                                                     113,889
    15,169     Cypress Sharpridge Investments, Inc.                                         194,315
    39,535     DCT Industrial Trust, Inc.                                                   206,768
    36,015     Developers Diversified Realty Corp.                                          507,811
    26,787     DiamondRock Hospitality Co.                                                  287,424
    15,369     Digital Realty Trust, Inc.(b)                                                949,497
    19,943     Douglas Emmett, Inc.                                                         396,666
    40,305     Duke Realty Corp.                                                            564,673
     9,624     Dupont Fabros Technology, Inc.                                               242,525
     4,522     Eastgroup Properties, Inc.                                                   192,230
    12,595     Education Realty Trust, Inc.                                                 107,939
     7,689     Entertainment Properties Trust                                               359,076
     6,112     Equity Lifestyle Properties, Inc.                                            381,633
     8,727     Equity One, Inc.                                                             162,671
     5,198     Essex Property Trust, Inc.                                                   703,237
    14,224     Extra Space Storage, Inc.                                                    303,398
     9,938     Federal Realty Investment Trust                                              846,519
    21,228     FelCor Lodging Trust, Inc.(a)                                                113,145
    13,398     First Industrial Realty Trust, Inc.(a)                                       153,407
     8,512     First Potomac Realty Trust                                                   130,319
    11,599     Franklin Street Properties Corp.                                             149,743
    63,014     General Growth Properties, Inc.                                            1,051,704
     4,818     Getty Realty Corp.                                                           121,558
     3,327     Gladstone Commercial Corp.                                                    57,657
    17,012     Glimcher Realty Trust                                                        161,614
     5,323     Government Properties Income Trust                                           143,827
     7,657     Gramercy Capital Corp.(a)                                                     23,201
    11,867     Hatteras Financial Corp.                                                     335,005
    11,338     Healthcare Realty Trust, Inc.                                                233,903
    25,261     Hersha Hospitality Trust                                                     140,704
    10,450     Highwoods Properties, Inc.                                                   346,208
     6,125     Home Properties, Inc.                                                        372,890
    19,761     Hospitality Properties Trust                                                 479,204
    13,142     Inland Real Estate Corp.                                                     116,044
    11,461     InvesCo. Mortgage Capital, Inc.                                              242,171
    14,006     Investors Real Estate Trust                                                  121,292
    14,920     iStar Financial, Inc.(a)                                                     121,001
     9,198     Kilroy Realty Corp.                                                          363,229
    10,224     Kite Realty Group Trust                                                       50,916
     5,140     LTC Properties, Inc.                                                         142,995
     4,400     LTC-Amerivest Liquidating Trust                                                    -
    12,182     LaSalle Hotel Properties                                                     320,874
    22,206     Lexington Corporate Properties Trust(b)                                      202,741
    18,242     Liberty Property Trust                                                       594,324
    53,689     MFA Financial, Inc.                                                          431,660

================================================================================

64  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                 VALUE
---------------------------------------------------------------------------------------------------
     9,526     MPG Office Trust, Inc.(a),(b)                                           $     27,244
    20,731     The Macerich Co.                                                           1,109,108
    13,887     Mack-Cali Realty Corp.                                                       457,438
    18,471     Medical Properties Trust, Inc.                                               212,416
     5,514     Mid-America Apartment Communities, Inc.                                      372,030
     5,252     Mission West Properties, Inc.                                                 46,113
     8,028     Monmouth Real Estate Investment Corp., Class A                                67,837
     3,832     National Health Investors, Inc.                                              170,256
    13,443     National Retail Properties, Inc.                                             329,488
    20,261     Nationwide Health Properties, Inc.                                           839,008
     2,819     New York Mortgage Trust, Inc.                                                 21,002
    16,385     NorthStar Realty Finance Corp.                                                66,032
    16,704     Omega Healthcare Investors, Inc.                                             350,951
     2,734     One Liberty Properties, Inc.                                                  42,213
     3,323     PMC Commercial Trust                                                          27,415
     2,912     PS Business Parks, Inc.                                                      160,451
     3,723     Parkway Properties, Inc.                                                      63,514
     8,597     Pebblebrook Hotel Trust                                                      173,573
     9,206     Pennsylvania Real Estate InvestmentTrust                                     144,534
     4,147     PennyMac Mortgage Investment Trust(c)                                         68,716
    27,681     Piedmont Office Realty Trust, Inc.                                           564,416
     8,010     Post Properties, Inc.                                                        326,488
     6,355     Potlatch Corp.                                                               224,141
    16,222     RAITInvestmentTrust(a),(b)                                                    34,066
     6,954     Ramco-Gershenson Properties Trust                                             86,091
    12,996     Rayonier, Inc.                                                               849,289
    20,033     Realty Income Corp.                                                          670,905
    10,798     Redwood Trust, Inc.                                                          163,266
    13,164     Regency Centers Corp.                                                        578,821
    12,586     Resource Capital Corp.                                                        79,544
     1,339     Roberts Realty Investors, Inc.(a)                                              2,477
    12,595     SL Green Realty Corp.                                                      1,043,748
     5,059     Sabra Healthcare REIT Inc.                                                    84,536
     1,512     Saul Centers, Inc.                                                            59,527
    23,017     Senior Housing Properties Trust                                              538,828
     4,447     SovranSelf Storage, Inc.                                                     182,327
    15,075     Starwood Property Trust, Inc.                                                309,188
    23,865     Strategic Hotel Capital, Inc.(a)                                             168,964
     3,669     Sun Communities, Inc.                                                        136,890
    19,069     Sunstone Hotel Investors, Inc.(a)                                            176,770
    10,690     Supertel Hospitality, Inc.(a)                                                  9,836
    13,166     Tanger Factory Outlet Centers, Inc.                                          352,454
     9,229     Taubman Centers, Inc.                                                        546,357
     3,159     Terreno Realty Corp.                                                          53,735
    14,273     U-Store-It Trust                                                             150,152
    30,571     UDR, Inc.                                                                    750,518
     4,885     UMH Properties, Inc.                                                          52,269
     1,861     Universal Health Realty Income Trust                                          74,403
     1,300     Urstadt Biddle Properties, Inc.                                               21,905
     3,322     Urstadt Biddle Properties, Inc., Class A                                      60,161
     4,753     Walter Investment Management Corp.                                           105,469
    10,503     Washington Real Estate Investment Trust                                      341,558
    19,222     Weingarten Realty Investors                                                  483,625
     4,508     Winthrop Realty Trust                                                         53,826
                                                                                       ------------
                                                                                         36,813,914
                                                                                       ------------

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

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
---------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                 VALUE
---------------------------------------------------------------------------------------------------
SOFTWARE & COMPUTER SERVICES - 5.2%
     5,640     ACI Worldwide, Inc.(a)                                                  $    190,463
    17,558     AOL, Inc.(a)                                                                 348,702
    10,064     Accelrys, Inc.(a)                                                             71,555
     8,953     Actuate Corp.(a)                                                              52,375
     5,536     Advent Software, Inc.(a)                                                     155,949
    30,271     Allscripts Healthcare Solutions, Inc.(a)                                     587,863
     4,692     American Software, Class A                                                    38,991
     2,328     Analysts International Corp.(a)                                                7,543
    14,899     Ansys, Inc.(a)                                                               814,528
    15,210     Ariba, Inc.(a)                                                               524,289
    15,462     Aspen Technology, Inc.(a)                                                    265,637
     5,840     athenahealth, Inc.(a)                                                        240,024
     3,100     Atrinsic, Inc.(a),(b)                                                          9,920
    12,644     Authentidate Holding Corp.(a),(b)                                             15,173
     2,557     BSQUARE Corp.(a)                                                              16,032
     9,950     BigBand Networks, Inc.(a)                                                     21,591
     7,314     Blackbaud, Inc.                                                              202,744
     5,901     Blackboard, Inc.(a)                                                          256,044
     5,525     Bottomline Technologies, Inc.(a)                                             136,523
     4,883     CACI International, Inc., Class A(a)                                         308,020
     5,665     CSG Systems International, Inc.(a)                                           104,689
    43,697     Cadence Design Systems, Inc.(a)                                              461,440
     5,760     Calix, Inc.(a)                                                               119,923
     7,175     Callidus Software, Inc.(a)                                                    41,974
    10,449     Ciber, Inc.(a)                                                                57,992
    17,433     Clearwire Corp., Class A(a)                                                   65,897
     8,316     Cogent Communications Group, Inc.(a)                                         141,455
     6,729     CommVault Systems, Inc.(a)                                                   299,104
     1,907     Computer Programs & Systems, Inc.                                            121,056
     7,663     Concur Technologies, Inc.(a)                                                 383,686
     3,629     Crexendo, Inc.                                                                17,964
     5,905     DST Systems, Inc.                                                            311,784
     6,712     DealerTrack Holdings, Inc.(a)                                                154,040
     4,646     Deltek, Inc.(a)                                                               34,799
     5,861     DemandTec, Inc.(a)                                                            53,335
     1,594     Digimarc Corp.(a)                                                             55,838
     6,728     Digital River, Inc.(a)                                                       216,372
     2,023     Dynamics Research Corp.(a)                                                    27,594
     5,689     EPIQ Systems, Inc.                                                            80,898
    19,323     EarthLink, Inc.                                                              148,690
     5,425     Ebix, Inc.(a),(b)                                                            103,346
     7,578     Equinix, Inc.(a)                                                             765,530
         2     Evolve Software, Inc.(a)                                                           -
     2,449     Evolving Systems, Inc.                                                        17,510
     6,546     Fair Isaac Corp.                                                             197,689
     7,449     FalconStor Software, Inc.(a)                                                  33,372
     2,453     Forrester Research, Inc.                                                      80,851
    15,624     Fortinet, Inc.(a)                                                            426,379
     5,737     GSE Systems, Inc.(a)                                                          12,392
    13,404     Gartner, Inc.(a)                                                             540,047
     3,404     Guidance Software, Inc.(a)                                                    27,743
     7,300     The Hackett Group, Inc.(a)                                                    37,157
    14,462     IAC/InterActiveCorp.(a)                                                      552,015
     6,951     ICG Group, Inc.(a)                                                            85,011
     4,177     iGate Corp.                                                                   68,169
     5,362     Immersion Corp.(a)                                                            45,738
    17,111     Informatica Corp.(a)                                                         999,796
     7,362     Infospace, Inc.(a)                                                            67,141
     7,929     Innodata Corp.(a)                                                             21,012
     2,579     Interactive Intelligence, Inc.(a)                                             90,394
     9,214     Internap Network Services Corp.(a)                                            67,723
     1,030     Internet Media Services, Inc.(a)                                                  51
     9,814     Ipass, Inc.(a)                                                                14,917
     7,930     j2 Global Communications, Inc.(a)                                            223,864
     7,015     JDA Software Group, Inc.(a)                                                  216,693
     6,835     KIT Digital, Inc.(a),(b)                                                      81,610
     4,059     Kenexa Corp.(a)                                                               97,335

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66  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                 VALUE
---------------------------------------------------------------------------------------------------
     2,751     Keynote Systems, Inc.                                                   $     59,504
    23,202     Lawson Software, Inc.(a)                                                     260,326
    12,353     Limelight Networks, Inc.(a)                                                   56,330
     8,354     LivePerson, Inc.(a)                                                          118,126
     2,841     LogMeIn, Inc.(a)                                                             109,577
     9,057     LookSmart, Ltd.(a)                                                            13,676
    10,541     Magma Design Automation, Inc.(a)                                              84,223
     3,734     Manhattan Associates, Inc.(a)                                                128,599
       688     Mastech Holdings, Inc.(a)                                                      2,339
     8,563     MedAssets, Inc.(a)                                                           114,402
     4,188     Medidata Solutions, Inc.(a)                                                   99,968
    17,850     Mentor Graphics Corp.(a)                                                     228,658
    10,412     Merge Healthcare, Inc.(a)                                                     54,142
     2,243     Meru Networks, Inc.(a),(b)                                                    26,938
     1,434     MicroStrategy, Inc., Class A(a)                                              233,283
     4,336     Monotype Imaging Holdings, Inc.(a)                                            61,268
     1,565     NCI, Inc., Class A(a)                                                         35,557
    11,535     NIC, Inc.                                                                    155,261
     5,636     NetScout Systems, Inc.(a)                                                    117,736
     4,901     NetSuite, Inc.(a)                                                            192,119
    36,634     Nuance Communications, Inc.(a)                                               786,532
    15,360     Openwave Systems, Inc.(a)                                                     35,174
     2,465     Opnet Technologies, Inc.                                                     100,917
     4,095     PC-Tel, Inc.(a)                                                               26,536
     4,992     PDF Solutions, Inc.(a),(b)                                                    29,752
     3,784     PROS Holdings, Inc.(a)                                                        66,182
    19,150     Parametric Technology Corp.(a)                                               439,109
     2,743     Pegasystems, Inc.                                                            127,687
     6,083     Perficient, Inc.(a)                                                           62,412
     8,485     Premiere Global Services, Inc.(a)                                             67,710
    10,942     Progress Software Corp.(a)                                                   264,030
     1,349     QAD, Inc.(a)                                                                  12,546
       680     QAD, Inc.(a)                                                                   6,950
     9,455     QLIK Technologies, Inc.(a)                                                   322,037
     3,028     Quality Systems, Inc.                                                        264,344
    10,187     Quest Software, Inc.(a)                                                      231,550
    17,665     Rackspace Hosting, Inc.(a)                                                   755,002
     1,973     Renaissance Learning, Inc.                                                    24,741
     4,414     RightNow Technologies, Inc.(a)                                               143,014
     2,275     Rosetta Stone, Inc.(a)                                                        36,718
    18,114     Rovi Corp.(a)                                                              1,039,019
     9,355     S1 Corp.(a)                                                                   69,975
     7,707     SAVVIS, Inc.(a)                                                              304,658
     6,888     SRA International, Inc., Class A(a)                                          212,977
     2,800     SRS Labs, Inc.(a)                                                             26,852
     6,045     Saba Software, Inc.(a)                                                        54,586
    17,687     Sapient Corp.(a)                                                             265,836
     5,893     Scientific Learning Corp.(a)                                                  18,327
       570     Selectica, Inc.(a)                                                             2,850
     5,587     Smith Micro Software, Inc.(a)                                                 23,521
       114     Softbrands, Inc.                                                                   2
     6,452     SolarWinds, Inc.(a)                                                          168,655
    11,462     Solera Holdings, Inc.                                                        678,092
     4,797     Sourcefire, Inc.(a)                                                          142,567
    12,971     SuccessFactors, Inc.(a)                                                      381,347
     9,521     Support.com, Inc.(a)                                                          45,701
     5,040     Synchronoss Technologies, Inc.(a)                                            159,919
    24,160     Synopsys, Inc.(a)                                                            621,154
     2,556     Syntel, Inc.                                                                 151,111
    26,879     TIBCO Software, Inc.(a)                                                      780,029
     6,685     Taleo Corp., Class A(a)                                                      247,546
     8,584     TeleCommunication Systems, Inc., Class A(a)                                   41,461
     5,664     Tyler Technologies, Inc.(a)                                                  151,682
     4,559     Ultimate Software Group, Inc.(a)                                             248,146
     6,421     Unisys Corp.(a)                                                              165,020
    15,647     United Online, Inc.                                                           94,351

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
---------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                 VALUE
---------------------------------------------------------------------------------------------------
     4,910     VASCO Data Security International, Inc.(a)                              $     61,129
    10,225     VMware, Inc.(a)                                                            1,024,852
     6,908     VirnetX Holding Corp.(b)                                                     199,918
     3,029     Virtusa Corp.(a)                                                              57,400
     3,474     Vocus, Inc.(a)                                                               106,339
    16,519     Wave Systems Corp., Class A(a),(b)                                            46,584
     5,723     Web.Com Group, Inc.(a)                                                        70,507
     6,102     Websense, Inc.(a)                                                            158,469
     3,536     Zanett, Inc.(a)                                                                2,476
    12,496     Zix Corp.(a)                                                                  47,985
                                                                                       ------------
                                                                                         25,861,999
                                                                                       ------------
SUPPORT SERVICES - 3.8%
     3,325     A.M. Castle & Co.(a)                                                          55,228
     6,859     ABM Industries, Inc.                                                         160,089
     6,684     AMN Healthcare Services, Inc.(a)                                              55,611
       500     AMREP Corp.(a)                                                                 4,585
     6,987     APAC Customer Services, Inc.(a)                                               37,241
     6,771     Acacia Research - Acacia Technologies(a)                                     248,428
     2,688     The Advisory Board Co.(a)                                                    155,581
     8,398     Alliance Data Systems Corp.(a)                                               790,000
     3,213     American Dental Partners, Inc.(a)                                             41,641
     6,149     American Reprographics Co.(a)                                                 43,473
     5,946     Applied Industrial Technologies, Inc.                                        211,737
    18,770     Arcadia Resources, Inc.(a)                                                     1,408
     6,799     Barnes Group, Inc.                                                           168,683
     1,450     Barrett Business Services, Inc.                                               20,764
     2,618     Black Box Corp.                                                               81,865
     7,329     The Brink's Co.                                                              218,624
    20,221     Broadridge Financial Solutions LLC                                           486,720
     7,021     CBIZ, Inc.(a)                                                                 51,675
     2,270     CDI Corp.                                                                     30,168
     2,021     CRA International, Inc.(a)                                                    54,749
     6,066     Cardtronics, Inc.(a)                                                         142,248
     5,282     Casella Waste Systems, Inc.(a)                                                32,220
     1,584     Cass Information Systems, Inc.                                                59,812
    10,615     Cenveo, Inc.(a)                                                               67,936
     3,410     Champion Industries, Inc.(a)                                                   4,535
     3,794     Clean Harbors, Inc.(a)                                                       391,731
     4,765     Coinstar, Inc.(a),(b)                                                        259,883
     6,188     Comfort Systems USA, Inc.                                                     65,655
     1,754     Consolidated Graphics, Inc.(a)                                                96,382
    17,274     Convergys Corp.(a)                                                           235,617
    17,327     CoreLogic, Inc.(a)                                                           289,534
     5,500     Corporate Executive Board Co.                                                240,075
    17,644     Corrections Corp. of America(a)                                              381,993
     3,464     CoStar Group, Inc.(a)                                                        205,346
     4,940     Crawford & Co., Class B                                                       34,926
     5,581     Cross Country Healthcare, Inc.(a)                                             42,416
     1,744     DXP Enterprises, Inc.(a)                                                      44,210
     8,257     Deluxe Corp.                                                                 204,031
     8,524     Dice Holdings, Inc.(a)                                                       115,245
     4,596     DigitalGlobe, Inc.(a)                                                        116,784
     5,925     Document Security Systems, Inc.(a)                                            18,605
     5,142     The Dolan Co.(a)                                                              43,553
     5,145     ENGlobal Corp.(a)                                                             15,589
     7,511     Emdeon, Inc., Class A(a)                                                      98,544
    14,310     EnergySolutions, Inc.                                                         70,691
     4,246     Ennis, Inc.                                                                   73,880
     7,998     Euronet Worldwide, Inc.(a)                                                   123,249
     3,083     ExlService Holdings, Inc.(a)                                                  71,217
     2,558     Exponent, Inc.(a)                                                            111,299
     6,812     FTI Consulting, Inc.(a)                                                      258,447
     3,300     Franklin Covey Co.(a)                                                         31,944
       300     Frontline Capital Group                                                            -

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68  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                 VALUE
---------------------------------------------------------------------------------------------------
     3,687     Fuel Tech, Inc.(a)                                                      $     24,445
     6,613     Furmamite Corp.(a)                                                            52,507
     2,944     G&K Services, Inc., Class A                                                   99,684
     3,156     GP Strategies Corp.(a)                                                        43,111
    17,050     Genpact Ltd.(a)                                                              293,942
    10,515     The Geo Group, Inc.(a)                                                       242,160
     3,576     GeoEye, Inc.(a)                                                              133,742
     5,824     Global Cash Access, Inc.(a)                                                   18,520
    13,060     Global Payments, Inc.                                                        666,060
    12,240     Harris Interactive, Inc.(a)                                                   10,404
     6,319     Heartland Payment Systems, Inc.                                              130,171
     2,800     Heidrick & Struggles International, Inc.                                      63,392
     5,909     Hudson Highland Group, Inc.(a)                                                31,613
     3,847     Huron Consulting Group, Inc.(a)                                              116,218
     3,081     ICF International, Inc.(a)                                                    78,196
     5,202     Innerworkings, Inc.(a)                                                        43,385
     3,800     Insperity, Inc.                                                              112,518
     5,231     Interline Brands, Inc.(a)                                                     96,094
    13,993     Jack Henry & Associates, Inc.                                                419,930
     4,155     Kaman Corp., Class A                                                         147,378
     4,545     Kelly Services, Inc., Class A(a)                                              74,993
     6,756     Kforce, Inc.(a)                                                               88,369
     7,558     Korn/Ferry International(a)                                                  166,200
       376     Lawson Products, Inc.                                                          7,396
    13,948     Lender Processing Services, Inc.                                             291,653
     3,628     Lincoln Educational Services Corp.                                            62,220
    11,307     Lionbridge Technologies, Inc.(a)                                              35,956
     1,691     M&F Worldwide Corp.(a)                                                        43,695
     2,798     MAXIMUS, Inc.                                                                231,479
     7,032     MSC Industrial Direct Co., Class A                                           466,292
     2,085     MWI Veterinary Supply, Inc.(a)                                               168,405
       780     Management Network Group, Inc.(a)                                              2,044
    13,010     Manpower, Inc.                                                               697,987
     3,898     McGrath RentCorp                                                             109,456
     8,031     Metalico, Inc.(a)                                                             47,383
     1,409     Michael Baker Corp.(a)                                                        29,758
     3,142     Mistras Group, Inc.(a)                                                        50,900
     6,349     Mobile Mini, Inc.(a)                                                         134,535
     8,161     Moduslink Global Solutions, Inc.                                              36,561
    22,113     Nalco Holding Co.                                                            614,963
     8,496     Navigant Consulting, Inc.(a)                                                  89,123
    10,500     NeuStar, Inc., Class A(a)                                                    275,100
    13,461     Odyssey Marine Exploration, Inc.(a),(b)                                       42,133
     6,574     On Assignment, Inc.(a)                                                        64,622
     5,364     Online Resources Corp.(a)                                                     17,487
     4,070     PRGX Global, Inc.(a)                                                          29,101
     1,500     Park-Ohio Holdings Corp.(a)                                                   31,710
    14,081     Perma-Fix Environmental Services(a)                                           19,573
     3,749     PowerSecure International, Inc.(a),(b)                                        27,068
     4,205     Quad/Graphics, Inc.                                                          163,406
    10,540     RSC Holdings, Inc.(a)                                                        126,058
     2,028     Rentrak Corp.(a)                                                              35,977
     7,751     Resources Connection, Inc.                                                    93,322
     8,412     SFN Group, Inc.(a)                                                            76,465
     6,949     SYKES Enterprises, Inc.(a)                                                   149,612
     3,914     Schnitzer Steel Industries, Inc., Class A                                    225,446
     2,636     School Specialty, Inc.(a)                                                     37,932
     3,400     Sharps Compliance Corp.(a)                                                    14,314
     2,775     The Standard Register Co.                                                      8,741
     3,021     Startek, Inc.(a)                                                              10,422
     3,384     Team, Inc.(a)                                                                 81,656
     5,143     TeleTech Holdings, Inc.(a)                                                   108,414
    10,298     Tetra Tech, Inc.(a)                                                          231,705

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                                                   SCHEDULE OF INVESTMENTS |  69

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
---------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                 VALUE
---------------------------------------------------------------------------------------------------
     3,113     Tier Technologies, Inc., Class B(a)                                     $     15,565
     8,828     Towers Watson & Co.                                                          580,088
     7,333     TrueBlue, Inc.(a)                                                            106,182
    12,531     URS Corp.(a)                                                                 560,637
     3,353     US Ecology, Inc.                                                              57,336
     2,432     Unifirst Corp.                                                               136,654
    10,233     United Rentals, Inc.(a)                                                      259,918
     7,400     United Stationers, Inc.                                                      262,182
     3,539     Universal Technical Institute, Inc.                                           69,966
    19,453     Verisk Analytics, Inc.(a)                                                    673,463
     3,276     Viad Corp.                                                                    73,022
     6,500     VistaPrint NV(a)                                                             311,025
    18,562     Waste Connections, Inc.                                                      588,972
     6,218     Wright Express Corp.(a)                                                      323,771
                                                                                       ------------
                                                                                         19,027,750
                                                                                       ------------
TECHNOLOGY HARDWARE & EQUIPMENT - 6.5%
     7,121     3D Systems Corp.(a)                                                          140,355
     5,004     ATMI, Inc.(a)                                                                102,232
     5,610     AXT, Inc.(a)                                                                  47,573
     9,614     Acme Packet, Inc.(a)                                                         674,230
    10,309     Adtran, Inc.                                                                 399,061
     7,365     Advanced Analogic Technologies, Inc.(a)                                       44,595
     5,874     Advanced Energy Industries, Inc.(a)                                           86,876
     2,906     Agilysys, Inc.(a)                                                             24,236
     1,682     Alliance Fiber Optic Products, Inc.(a)                                        14,230
    15,400     Amkor Technology, Inc.(a)                                                     95,018
     1,726     Amtech Systems, Inc.(a)                                                       35,625
    11,928     Anadigics, Inc.(a)                                                            38,289
    10,875     Applied Micro Circuits Corp.(a)                                               96,352
    19,752     Arris Group, Inc.(a)                                                         229,321
    13,659     Aruba Networks, Inc.(a)                                                      403,623
    68,717     Atmel Corp.(a)                                                               966,848
     3,047     Audiovox Corp., Class A(a)                                                    23,035
     8,636     AuthenTec, Inc.(a)                                                            23,835
    10,738     Aviat Networks, Inc.(a)                                                       42,308
     5,193     Aware, Inc.(a)                                                                15,579
    18,177     Axcelis Technologies, Inc.(a)                                                 29,810
     7,086     Blue Coat Systems, Inc.(a)                                                   154,900
    11,360     Brightpoint, Inc.(a)                                                          92,130
    72,185     Brocade Communications Systems, Inc.(a)                                      466,315
    10,661     Brooks Automation, Inc.(a)                                                   115,778
     3,757     Cabot Microelectronics Corp.(a)                                              174,588
     6,120     CalAmp Corp.(a)                                                               18,544
     7,995     Cavium, Inc.(a)                                                              348,502
     3,918     Ceva, Inc.(a)                                                                119,342
    15,003     Ciena Corp.(a)                                                               275,755
    10,934     Cirrus Logic, Inc.(a)                                                        173,851
     3,477     Cohu, Inc.                                                                    45,583
     4,366     Comtech Telecommunications Corp.                                             122,423
     2,830     Concurrent Computer Corp.(a)                                                  17,716
     6,145     Cray, Inc.(a)                                                                 39,328
    17,489     Cree, Inc.(a)                                                                587,456
     4,441     Cymer, Inc.(a)                                                               219,874
    27,087     Cypress Semiconductor Corp.(a)                                               572,619
     4,262     DSP Group, Inc.(a)                                                            37,079
     6,622     Dataram Corp.(a)                                                               9,999
     3,072     Dialogic, Inc.(a)                                                             13,824
    10,614     Diebold, Inc.                                                                329,140
     4,315     Digi International, Inc.(a)                                                   56,095
     5,639     Diodes, Inc.(a)                                                              147,178
     8,978     Ditech Networks, Inc.(a)                                                      10,594
    10,727     Dot Hill Systems Corp.(a)                                                     30,465
     5,980     Dycom Industries, Inc.(a)                                                     97,713
     2,648     EMS Technologies, Inc.(a)                                                     87,305
     6,434     EchoStar Holding Corp.(a)                                                    234,391
     7,758     Electronics for Imaging, Inc.(a)                                             133,593
    15,059     Emcore Corp.(a),(b)                                                           41,262
    14,344     Emulex Corp.(a)                                                              123,358
    21,705     Entegris, Inc.(a)                                                            219,655
    11,739     Entropic Communications, Inc.(a),(b)                                         104,360
     6,601     Exar Corp.(a)                                                                 41,784
    15,769     Extreme Networks, Inc.(a)                                                     51,092

================================================================================

70  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                 VALUE
---------------------------------------------------------------------------------------------------
     6,525     FSI International, Inc.(a)                                              $     17,878
    20,479     Fairchild Semiconductor International, Inc.(a)                               342,204
    10,683     FiberTower Corp.(a)                                                           12,820
    14,506     Finisar Corp.(a)                                                             261,543
     8,471     Formfactor, Inc.(a)                                                           76,747
     3,599     GSI Technology, Inc.(a)                                                       25,913
     2,177     GTSI Corp.(a)                                                                 11,690
    19,338     Garmin Ltd.                                                                  638,734
     4,467     Gerber Scientific, Inc.(a)                                                    49,718
       723     GigOptix, Inc.(a)                                                              1,453
     4,132     Globecomm Systems, Inc.(a)                                                    64,294
    19,051     Harmonic, Inc.(a)                                                            137,739
     4,447     Hittite Microwave Corp.(a)                                                   275,314
     5,295     Hutchinson Technology, Inc.(a)                                                12,020
     7,914     Hypercom Corp.(a)                                                             77,795
    21,203     ICO Global Communications Holdings Ltd.(a)                                    58,732
     3,969     ID Systems, Inc.(a)                                                           18,456
     4,222     IXYS Corp.(a)                                                                 63,246
     9,238     Identive Group, Inc.(a)                                                       21,432
     8,187     iGO, Inc.(a)                                                                  13,345
     8,600     Ikanos Communications, Inc.(a)                                                10,578
     5,060     Imation Corp.(a)                                                              47,766
    16,355     Infinera Corp.(a)                                                            113,013
     3,600     Infosonics Corp.(a)                                                            2,592
    24,714     Ingram Micro, Inc., Class A(a)                                               448,312
     7,451     Insight Enterprises, Inc.(a)                                                 131,957
     3,678     Integral Systems, Inc.(a)                                                     44,761
    24,624     Integrated Device Technology, Inc.(a)                                        193,545
     4,472     Integrated Silicon Solutions, Inc.(a)                                         43,244
     7,083     InterDigital, Inc.                                                           289,341
     7,746     Intermec, Inc.(a)                                                             85,516
    11,019     International Rectifier Corp.(a)                                             308,201
    19,689     Intersil Corp., Class A                                                      253,004
     8,440     Ixia(a)                                                                      108,032
     2,793     KVH Industries, Inc.(a)                                                       29,690
    11,681     Kopin Corp.(a)                                                                55,018
    11,533     Kulicke & Soffa Industries, Inc.(a)                                          128,478
     6,254     LRAD Corp.(a)                                                                 17,198
     8,341     LTX-Credence Corp.(a)                                                         74,569
    19,848     Lam Research Corp.(a)                                                        878,869
     3,162     Lantronix, Inc.(a)                                                             8,000
    19,074     Lattice Semiconductor Corp.(a)                                               124,362
     1,886     Loral Space & Communications Ltd.(a)                                         131,020
     9,304     MIPS Technologies, Inc.(a)                                                    64,291
     8,333     MKS Instruments, Inc.                                                        220,158
    83,891     Marvell Technology Group Ltd.(a)                                           1,238,651
    11,237     Mattson Technology, Inc.(a)                                                   21,350
    47,404     Maxim Integrated Products, Inc.                                            1,211,646
     2,382     MaxLinear, Inc., Class A(a)                                                   20,628
     4,783     Mercury Computer Systems, Inc.(a)                                             89,346
     7,890     Micrel, Inc.                                                                  83,476
    13,104     Micros Systems, Inc.(a)                                                      651,400
    13,886     Microsemi Corp.(a)                                                           284,663
     5,593     Mindspeed Technologies, Inc.(a)                                               44,744
     5,684     Monolithic Power Systems, Inc.(a)                                             87,647
     6,968     MoSys, Inc.(a)                                                                40,066
    25,646     NCR Corp.(a)                                                                 484,453
     5,970     NETGEAR, Inc.(a)                                                             261,008
     3,600     Nanometrics, Inc.(a)                                                          68,364
     6,978     NetList, Inc.(a),(b)                                                          14,375
    11,058     Netlogic Microsystems, Inc.(a)                                               446,964
     7,500     Network Engines, Inc.(a)                                                       8,250
     7,661     Network Equipment Technologies, Inc.(a)                                       16,854
     6,038     Neutral Tandem, Inc.(a)                                                      105,182
     5,930     Novatel Wireless, Inc.(a)                                                     32,496
    71,177     ON Semiconductor Corp.(a)                                                    745,223
     8,215     Oclaro, Inc.(a)                                                               55,205

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  71

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                 VALUE
---------------------------------------------------------------------------------------------------
     8,692     Omnivision Technologies, Inc.(a)                                        $    302,569
     3,304     Oplink Communications, Inc.(a)                                                61,554
     9,071     OpNext, Inc.(a)                                                               20,682
     3,094     Optical Cable Corp.                                                           12,531
     5,952     Overland Storage, Inc.(a)                                                     16,547
     2,549     PAR Technology Corp.(a)                                                        9,737
     3,000     PC Connection, Inc.(a)                                                        24,840
     8,740     PLX Technology, Inc.(a)                                                       30,328
    37,236     PMC-Sierra, Inc.(a)                                                          281,877
     4,428     ParkerVision, Inc.(a),(b)                                                      2,524
     1,109     Performance Technologies, Inc.(a)                                              2,207
     4,392     Pericom Semiconductor Corp.(a)                                                39,264
     8,900     Photronics, Inc.(a)                                                           75,383
     4,869     Pixelworks, Inc.(a)                                                           11,929
     7,583     Plantronics, Inc.                                                            277,007
    14,190     Polycom, Inc.(a)                                                             912,417
     4,565     Power Integrations, Inc.                                                     175,433
       447     Preformed Line Products Co.                                                   31,817
     7,696     Presstek, Inc.(a)                                                             12,544
    16,810     QLogic Corp.(a)                                                              267,615
    37,347     Quantum Corp.(a)                                                             123,245
     8,152     QuickLogic Corp.(a)                                                           27,472
    43,572     RF Micro Devices, Inc.(a)                                                    266,661
     6,177     Radiant Systems, Inc.(a)                                                     129,099
     3,946     Radisys Corp.(a)                                                              28,766
    15,759     Rambus, Inc.(a)                                                              231,342
     1,903     Rimage Corp.                                                                  25,557
    23,732     Riverbed Technology, Inc.(a)                                                 939,550
     5,547     Rudolph Technologies, Inc.(a)                                                 59,408
     6,882     STEC, Inc.(a)                                                                117,063
     3,732     SYNNEX Corp.(a)                                                              118,304
     4,280     ScanSource, Inc.(a)                                                          160,414
     4,926     SeaChange International, Inc.(a)                                              53,102
    68,479     Seagate Technology(a)                                                      1,106,621
    10,414     Semtech Corp.(a)                                                             284,719
     4,618     Shoretel, Inc.(a)                                                             47,104
     5,336     Sigma Designs, Inc.(a)                                                        40,767
     4,907     Silicon Graphics International Corp.(a)                                       84,400
    13,433     Silicon Image, Inc.(a)                                                        86,777
     7,053     Silicon Laboratories, Inc.(a),(b)                                            291,007
    29,741     Skyworks Solutions, Inc.(a)                                                  683,448
     9,523     Smart Modular Technologies WWH, Inc.(a)                                       87,231
     1,344     Sonic Foundry, Inc.(a)                                                        17,002
    34,942     Sonus Networks, Inc.(a)                                                      113,212
     3,672     Standard Microsystems Corp.(a)                                                99,107
     3,558     Stratasys, Inc.(a)                                                           119,905
     4,450     Super Micro Computer, Inc.(a)                                                 71,600
     7,509     Superconductor Technologies, Inc.(a),(b)                                      17,271
     1,906     Supertex, Inc.(a)                                                             42,694
     3,263     Sycamore Networks, Inc.                                                       72,569
     7,895     Symmetricom, Inc.(a)                                                          46,028
     5,553     Synaptics, Inc.(a)                                                           142,934
       741     Systemax, Inc.(a)                                                             11,071
     4,346     TNS, Inc.(a)                                                                  72,144
     7,362     Tech Data Corp.(a)                                                           359,928
       409     Tegal Corp.(a)                                                                   859
     9,976     Tekelec(a)                                                                    91,081
     3,516     Telular Corp.                                                                 21,694
     8,122     Tessera Technologies, Inc.(a)                                                139,211
     2,096     Transact Technologies, Inc.(a)                                                24,523
     5,338     Transwitch Corp.(a)                                                           16,494
    14,102     Trident Microsystems, Inc.(a)                                                  9,730
    26,245     TriQuint Semiconductor, Inc.(a)                                              267,437
    23,521     UTStarcom Holdings Corp.(a)                                                   36,693
     4,063     Ultra Clean Holdings, Inc.(a)                                                 36,892
     4,261     Ultratech, Inc.(a)                                                           129,449

================================================================================

72  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                 VALUE
---------------------------------------------------------------------------------------------------
    11,925     Varian Semiconductor Equipment Associates, Inc.(a)                      $    732,672
    14,123     VeriFone Systems, Inc.(a)                                                    626,355
     6,767     Viasat, Inc.(a)                                                              292,808
     4,189     Volterra Semiconductor Corp.(a)                                              103,301
    10,517     Westell Technologies, Inc., Class A(a)                                        37,546
     5,499     Zhone Technologies, Inc.(a)                                                   13,033
     8,230     Zoran Corp.(a)                                                                69,132
                                                                                       ------------
                                                                                         32,246,438
                                                                                       ------------
TOBACCO - 0.1%
    13,500     Alliance One International, Inc.(a)                                           43,605
     2,767     Schweitzer-Mauduit International, Inc.                                       155,367
    19,871     Star Scientific, Inc.(a),(b)                                                  89,420
     3,480     Universal Corp.                                                              131,092
     6,517     Vector Group Ltd.                                                            115,937
                                                                                       ------------
                                                                                            535,421
                                                                                       ------------
TRAVEL & LEISURE - 3.9%
     4,703     AFC Enterprises, Inc.(a)                                                      77,364
    54,033     AMR Corp.(a)                                                                 291,778
     5,923     Alaska Air Group, Inc.(a)                                                    405,489
     2,476     Allegiant Travel Co.(a)                                                      122,562
     3,990     Ambassadors Group, Inc.                                                       35,232
     5,180     Ameristar Casinos, Inc.                                                      122,818
    16,904     Avis Budget Group, Inc.(a)                                                   288,889
     3,988     BJ's Restaurants, Inc.(a)                                                    208,812
     8,619     Bally Technologies, Inc.(a)                                                  350,621
       305     Benihana, Inc.(a)                                                              3,178
     2,261     Benihana, Inc., Class A(a)                                                    23,718
       214     Biglari Holdings, Inc.(a)                                                     83,685
     3,746     Bluegreen Corp.(a)                                                            10,976
     4,651     Bob Evans Farms, Inc.                                                        162,645
     9,162     Boyd Gaming Corp.(a)                                                          79,709
    14,268     Brinker International, Inc.                                                  348,995
     3,053     Buffalo Wild Wings, Inc.(a)                                                  202,444
     3,331     CEC Entertainment, Inc.                                                      133,606
     4,290     California Pizza Kitchen, Inc.(a)                                             79,236
     2,500     Carmike Cinemas, Inc.(a)                                                      17,275
     5,916     Century Casinos, Inc.(a)                                                      16,447
     8,861     The Cheesecake Factory, Inc.(a)                                              277,970
     5,168     Choice Hotels International, Inc.                                            172,405
     2,020     Churchill Downs, Inc.                                                         91,062
    14,449     Cinemark Holdings, Inc.                                                      299,239
    11,696     Cosi, Inc.(a),(b)                                                             11,111
     3,657     Cracker Barrel Old Country Store, Inc.                                       180,327
   135,266     Delta Air Lines, Inc.(a)                                                   1,240,389
    17,794     Denny's Corp.(a)                                                              69,041
     2,740     DineEquity, Inc.(a)                                                          143,220
     4,341     Dollar Thrifty Automotive Group, Inc.(a)                                     320,105
     6,713     Domino's Pizza, Inc.(a)                                                      169,436
     3,391     Dover Downs Gaming & Entertainment, Inc.                                      10,851
     4,712     Dover Motorsports, Inc.(a)                                                     8,717
     1,100     Einstein Noah Restaurant Group, Inc.                                          16,467
     8,030     Empire Resorts, Inc.(a)                                                        7,444
     7,758     Entertainment Gaming Asia, Inc.(a)                                             2,086
     1,886     Famous Dave's of America, Inc.(a)                                             18,879
       200     Flanigan's Enterprises, Inc.                                                   1,460
     4,563     Full House Resorts, Inc.(a)                                                   14,465
     1,400     Gaming Partners International Corp.                                            9,996
     6,829     Gaylord Entertainment Co.(a)                                                 204,870
     7,564     Great Wolf Resorts, Inc.(a)                                                   22,995
     8,226     Hawaiian Holdings, Inc.(a)                                                    46,888
    37,845     Hertz Global Holdings, Inc.(a)                                               600,979
     6,071     Hyatt Hotels Corp.(a)                                                        247,818
     4,304     International Speedway Corp., Class A                                        122,277

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  73

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                 VALUE
---------------------------------------------------------------------------------------------------
     6,446     Interval Leisure Group, Inc.(a)                                         $     88,246
     3,944     Isle of Capri Casinos, Inc.(a)                                                34,904
     8,163     Jack in the Box, Inc.(a)                                                     185,953
    39,753     JetBlue Airways Corp.(a)                                                     242,493
     9,810     Krispy Kreme Doughnuts, Inc.(a)                                               93,293
    76,443     Las Vegas Sands Corp.(a)                                                   3,226,659
     6,382     Life Time Fitness, Inc.(a)                                                   254,706
    25,318     Live Nation Entertainment, Inc.(a)                                           290,397
     4,339     Luby's, Inc.(a)                                                               23,951
    51,827     MGM Resorts International(a)                                                 684,635
     5,353     MTR Gaming Group, Inc.(a)                                                     16,220
     9,830     Madison Square Garden, Inc.(a)                                               270,620
     3,289     Marcus Corp.                                                                  32,495
     2,870     McCormick & Schmick's Seafood Restaurants, Inc.(a)                            24,653
     1,900     Monarch Casino & Resort, Inc.(a)                                              19,836
     5,749     Morgans Hotel Group Co.(a)                                                    41,335
     4,325     Multimedia Games Holdings Co., Inc.(a)                                        19,679
     3,371     O'Charleys, Inc.(a)                                                           24,642
     4,800     Orbitz Worldwide, Inc.(a)                                                     11,952
    14,839     Orient Express Hotels Ltd., Class A(a)                                       159,519
     3,679     P.F. Chang's China Bistro, Inc.                                              148,043
     4,937     Panera Bread Co., Class A(a)                                                 620,383
     3,430     Papa John's International, Inc.(a)                                           114,082
     2,228     Peet's Coffee & Tea, Inc.(a)                                                 128,556
    10,964     Penn National Gaming, Inc.(a)                                                442,288
     3,774     Pinnacle Airlines Corp.(a)                                                    17,134
     9,979     Pinnacle Entertainment, Inc.(a)                                              148,687
     9,041     Premier Exhibitions, Inc.(a)                                                  15,731
     6,273     Reading International, Inc., Class A(a)                                       28,542
     3,525     Red Lion Hotels Corp.(a)                                                      27,848
     2,402     Red Robin Gourmet Burgers, Inc.(a)                                            87,385
    13,359     Regal Entertainment Group, Series A                                          164,984
     7,300     Republic Airways Holdings, Inc.(a)                                            39,858
     2,300     Rick's Cabaret International, Inc.(a)                                         19,412
    21,500     Royal Caribbean Cruises Ltd.(a)                                              809,260
    10,465     Ruby Tuesday, Inc.(a)                                                        112,813
     5,787     Ruth's Hospitality Group, Inc.(a)                                             32,465
    11,095     Scientific Games Corp., Class A(a)                                           114,722
     8,816     Shuffle Master, Inc.(a)                                                       82,474
     8,852     Six Flags Entertainment Corp.                                                331,507
     7,905     SkyWest, Inc.                                                                119,049
    10,312     Sonic Corp.(a)                                                               109,617
     1,639     Speedway Motorsports, Inc.                                                    23,241
     2,462     Steiner Leisure Ltd.(a)                                                      112,464
     9,664     Texas Roadhouse, Inc., Class A                                               169,458
     3,020     Town Sports International Holdings, Inc.(a)                                   22,982
     1,210     Travelzoo, Inc.(a)                                                            78,214
    26,007     US Airways Group, Inc.(a)                                                    231,722
    52,870     United Continental Holdings, Inc.(a)                                       1,196,448
     5,769     Vail Resorts, Inc.                                                           266,643
       200     Vanguard Airlines, Inc.(a)                                                         -
     9,171     WMS Industries, Inc.(a)                                                      281,733
    51,703     Wendys                                                                       262,134

================================================================================

74  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                 VALUE
---------------------------------------------------------------------------------------------------
     4,775     World Wrestling Entertainment, Inc.                                     $     45,506
                                                                                       ------------
                                                                                         19,527,549
                                                                                       ------------
               Total Common Stocks - 95.5%                                              474,985,686
                                                                                       ------------

---------------------------------------------------------------------------------------------------
BENEFICIAL
INTEREST
(000)
---------------------------------------------------------------------------------------------------
               OTHER INTERESTS(d)

               CHEMICALS - 0.0%
         -(e)  Eden Bioscience Liquidating Trust                                                380
                                                                                       ------------
               Total Other Interests - 0.0%                                                     380
                                                                                       ------------

---------------------------------------------------------------------------------------------------
SHARES
HELD
---------------------------------------------------------------------------------------------------
               RIGHTS

               HEALTH CARE EQUIPMENT & SERVICES - 0.0%
     2,600     H3 Contingent Value (Expires 12/24/12)                                             -
                                                                                       ------------
               OIL & GAS PRODUCERS - 0.0%
     1,748     Zion Oil & Gas, Inc. (Expires 7/21/11)                                        10,226
                                                                                       ------------
               PHARMACEUTICALS & BIOTECHNOLOGY - 0.0%
     1,000     Avigen, Inc. (Expires 7/21/11)                                                    40
     3,113     Emergent Biosolutions, Inc. (Expires 10/29/13)                                     -
     4,000     Ligand Pharmaceuticals, Inc. (Expires 12/31/11)                                    -
     2,600     Merck Contingent Value (No Expiration Date)                                        -
                                                                                       ------------
               Total Rights - 0.0%                                                           10,266
                                                                                       ------------

---------------------------------------------------------------------------------------------------
BENEFICIAL
INTEREST
(000)/SHARES
---------------------------------------------------------------------------------------------------
               WARRANTS(f)

               ALTERNATIVE ENERGY - 0.0%
        30     GreenHunter Energy, Inc. (Expires 8/27/11)(g)                                      -
                                                                                       ------------
               BANKS - 0.0%
       249     Federal-Mogul Corp., Class A (Expires 12/27/14)                                   90
                                                                                       ------------
               Total Warrants - 0.0%                                                             90
                                                                                       ------------
               Total Long-Term Investments (Cost - $372,183,438) - 95.5%                474,996,422
                                                                                       ------------

               SHORT-TERM SECURITIES
21,618,747     BlackRock Liquidity Funds TempCash Portfolio, 0.09%(c),(h)                21,618,747
                                                                                       ------------
$    4,696     BlackRock Liquidity Series, LLC Money Market Series,
                  0.44%(c),(h),(i)                                                        4,696,426
                                                                                       ------------
               Total Short-Term Securities
                 (Cost - $26,315,173) - 5.3%                                             26,315,173
                                                                                       ------------
               TOTAL INVESTMENTS
                 (Cost - $398,498,611*) - 100.8%                                        501,311,595
                                                                                       ------------
               LIABILITIES IN EXCESS OF OTHER ASSETS - (0.8)%                            (4,082,758)
                                                                                       ------------
               NET ASSETS - 100.0%                                                     $497,228,837
                                                                                       ============

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  75

================================================================================

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost                                                     $401,629,548
                                                                   ============
Gross unrealized appreciation                                      $131,100,416
Gross unrealized depreciation                                       (31,418,369)
                                                                   ------------
Net unrealized appreciation                                        $ 99,682,047
                                                                   ============

(a) Non-income producing security.
(b) Security, or a portion of security, is on loan.
(c) Investments in companies considered to be an affiliate of the Series for purposes of Section 2(a)(3)of the Investment Company Act of 1940, as amended, were as follows:

                                 SHARES/                                             SHARES/
                              BENEFICIAL       SHARES/         SHARES/            BENEFICIAL
                        INTEREST HELD AT    BENEFICIAL      BENEFICIAL      INTEREST HELD AT      VALUE AT
                            DECEMBER 31,      INTEREST        INTEREST              JUNE 30,      JUNE 30,     REALIZED
                                    2010     PURCHASED            SOLD                  2011          2011         GAIN     INCOME
----------------------------------------------------------------------------------------------------------------------------------
BlackRock, Inc.                   14,594           504          14,594                     -             -     $489,873    $20,760
BlackRock Liquidity
    Funds, TempCash,
    Institutional Class        8,555,086    49,815,800(1)   36,752,129            21,618,747    21,618,747            -     10,372
BlackRock Liquidity
    Series. LLC Money
    Market Series             $9,000,044             -     $(4,303,618)(2)        $4,696,426    $4,696,426            -     49,701
PennyMac Mortgage
    Investment Trust               2,935         1,212               -                 4,147        68,716            -      2,974
----------------------------------------------------------------------------------------------------------------------------------

    (1) Represents net shares purchased.
    (2) Represents net beneficial interest sold.

(d) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.
(e) Amount is less than $1,000.
(f) Warrants entitle the Series to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.
(g) Restricted security as to resale, representing 0.0% of net assets, was as follows:

                                       ACQUISITION
ISSUE                                        DATES          COST           VALUE
--------------------------------------------------------------------------------
Green Hunter Energy, Inc.          4/18/08-5/16/08            $-              $-

(h) Represents the current yield as of report.
(i) Security was purchased with the cash collateral from loaned securities.

================================================================================

76  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

o Financial Futures contracts purchased as of June 30, 2011 were as follows:

                                                       NOTIONAL       UNREALIZED
CONTRACTS      ISSUE      EXCHANGE    EXPIRATION          VALUE     APPRECIATION
--------------------------------------------------------------------------------
      165    Russell           ICE
                2000       Futures
               EMINI            US     September
                           Indices          2011    $13,619,100         $591,202
       88        S&P
                 Mid
                 400       Chicago     September
               EMINI    Mercantile          2011      8,593,200          265,525
                                                                        --------
Total                                                                   $856,727
                                                                        ========

o For Series compliance purposes, the Series' industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

o Fair Value Measurements - Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

  o Level 1 -- price quotations in active markets/exchanges for identical assets and liabilities
  o Level 2 -- other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
  o Level 3 -- unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Series' perceived risk of investing in those securities. For information about the Series' policy regarding valuation of investments and derivative financial instruments and other significant policies, please refer to Note 1 of the Notes to Financial Statements.

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  77

================================================================================

The following tables summarize the inputs used as of June 30, 2011 in determining the fair valuation of Series' investments and derivative financial instruments:

VALUATION INPUTS                                  LEVEL 1          LEVEL 2      LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------------
ASSETS:
Investments:
   Common Stocks:
     Aerospace & Defense                      $  5,944,337      $        -      $    -      $  5,944,337
     Alternative Energy                            889,299               -           -           889,299
     Automobiles & Parts                        10,933,239               -           -        10,933,239
     Banks                                      22,558,317               -           -        22,558,317
     Beverages                                   1,320,784               -           -         1,320,784
     Chemicals                                  16,705,554               -           -        16,705,554
     Construction & Materials                    9,346,103               -           -         9,346,103
     Electricity                                 9,142,869               -           -         9,142,869
     Electronic & Electrical Equipment          16,231,455               -           -        16,231,455
     Financial Services                         12,631,115           2,955           -        12,634,070
     Fixed Line Telecommunications               3,865,533               -           -         3,865,533
     Food & Drug Retailers                       2,418,447               -           -         2,418,447
     Food Producers                             10,335,611               -       9,410        10,345,021
     Forestry & Paper                            1,715,339               -           -         1,715,339
     Gas, Water & Multi-Utilities                7,450,397               -           -         7,450,397
     General Industrials                         6,372,901               -           -         6,372,901
     General Retailers                          24,219,816               -           -        24,219,816
     Health Care Equipment & Services           26,565,846               -           -        26,565,846
     Household Goods & Home Construction         9,307,178               -           -         9,307,178
     Industrial Engineering                     17,203,378               -           -        17,203,378
     Industrial Metals & Mining                  4,473,769               -           -         4,473,769
     Industrial Transportation                   7,753,726               -           -         7,753,726
     Leisure Goods                               3,333,318               -           -         3,333,318
     Life Insurance                              1,932,683               -           -         1,932,683
     Media                                      14,949,634               -           -        14,949,634
     Mining                                      6,310,805               -           -         6,310,805
     Mobile Telecommunications                   4,537,693               -           -         4,537,693
     Nonlife Insurance                          15,605,891               -           -        15,605,891
     Oil & Gas Producers                        20,004,215             340           -        20,004,555
     Oil Equipment, Services & Distribution     12,827,835               -           -        12,827,835
     Personal Goods                              7,335,595               -           -         7,335,595
     Pharmaceuticals & Biotechnology            23,613,235               -           -        23,613,235
     Real Estate Investment & Services           3,123,993               -           -         3,123,993
     Real Estate Investment Trusts (REITs)      36,813,914               -           -        36,813,914
     Software & Computer Services               25,861,997               -           2        25,861,999
     Support Services                           19,027,750               -           -        19,027,750
     Technology Hardware & Equipment            32,246,438               -           -        32,246,438
     Tobacco                                       535,421               -           -           535,421
     Travel & Leisure                           19,527,549               -           -        19,527,549
   Other Interests:
     Chemicals                                           -               -         380               380
   Rights:
     Health Care Equipment & Services                    -          10,226           -            10,226
     Pharmaceuticals & Biotechnology                     -               -          40                40
   Warrants:
     Banks                                              90               -           -                90
   Short-Term Securities                        21,618,747       4,696,426           -        26,315,173
--------------------------------------------------------------------------------------------------------
Total                                         $496,591,816      $4,709,947      $9,832      $501,311,595
========================================================================================================

================================================================================

78  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

                                      DERIVATIVE FINANCIAL INSTRUMENTS(1)
VALUATION INPUTS                                  LEVEL 1          LEVEL 2       LEVEL 3         TOTAL
--------------------------------------------------------------------------------------------------------
ASSETS:
  Equity contracts                               $856,727             -            -            $856,727
--------------------------------------------------------------------------------------------------------

(1) Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  79

================================================================================

Portfolio Information as of June 30, 2011

--------------------------------------------------------------------------------
                                                                      PERCENT OF
                                                                       LONG-TERM
SECTOR ALLOCATION                                                    INVESTMENTS
--------------------------------------------------------------------------------
Financials                                                                    20%
Industrials                                                                   17
Consumer Services                                                             13
Technology                                                                    12
Health Care                                                                   11
Consumer Goods                                                                 9
Oil & Gas                                                                      7
Basic Materials                                                                6
Utilities                                                                      3
Telecommunications                                                             2

For Series compliance purposes, the Series' sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Series management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

DERIVATIVE FINANCIAL INSTRUMENTS
The Series may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 2 of the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or equity risks. Such derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Series' ability to use a derivative financial instrument successfully depends on the investment advisor's ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Series to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Series can realize on an investment or may cause the Series to hold an investment that it might otherwise sell. The Series' investments in these instruments are discussed in detail in the Notes to Financial Statements.

See accompanying notes to financial statements.

================================================================================

80  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2011 (unaudited)

--------------------------------------------------------------------------------

ASSETS:
  Investments at value -- unaffiliated (including securities
     loaned of $4,467,044) (cost -- $372,105,016)                           $474,927,706
  Investments at value -- affiliated (cost -- $26,393,595)                    26,383,889
  Contributions receivable from investors                                      1,049,305
  Dividends receivable                                                           471,241
  Variation margin receivable                                                    157,017
  Securities lending income receivable -- affiliated                              31,830
  Prepaid expenses                                                                 6,664
                                                                            ------------
          Total assets                                                       503,027,652
                                                                            ------------
LIABILITIES:
   Collateral on securities loaned at value                                    4,696,426
   Investments purchased payable                                                 728,238
   Withdrawals payable to investors                                               81,847
   Investment advisory fees payable                                                2,776
   Other affiliates payable                                                        2,187
   Directors' fees payable                                                           307
   Other accrued expenses payable                                                 32,235
   Other liabilities payable                                                     254,799
                                                                            ------------
          Total liabilities                                                    5,798,815
                                                                            ------------
NET ASSETS                                                                  $497,228,837
                                                                            ============
NET ASSETS CONSIST OF:
  Investors' capital                                                        $393,458,144
  Net unrealized appreciation/depreciation                                   103,770,693
                                                                            ------------
  Net assets                                                                $497,228,837
                                                                            ============

See notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  81

================================================================================

STATEMENT OF OPERATIONS

Six-month period ended June 30, 2011 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends -- unaffiliated                                                 $ 2,552,813
   Foreign taxes withheld                                                         (2,651)
   Dividends -- affiliated                                                        34,106
   Securities lending -- affiliated                                               49,701
                                                                             -----------
           Total income                                                        2,663,969
                                                                             -----------
EXPENSES:
   Investment advisory                                                            23,752
   Custodian                                                                      53,746
   Accounting services                                                            39,148
   Professional                                                                   29,875
   Printing                                                                        6,832
   Directors                                                                       6,169
   Miscellaneous                                                                   4,731
                                                                             -----------
           Total expenses                                                        164,253
   Less fees waived by advisor                                                    (5,999)
                                                                             -----------
           Total expenses after fees waived                                      158,254
                                                                             -----------
NET INVESTMENT INCOME                                                          2,475,715
                                                                             -----------

REALIZED AND UNREALIZED GAIN:
   Net realized gain from:
      Investments -- unaffiliated                                              2,159,012
      Investments -- affiliated                                                  489,873
      Financial futures contracts                                                407,175
                                                                             -----------
                                                                               3,056,060
                                                                             -----------
   Net change in unrealized appreciation/depreciation on:
      Investments                                                             25,711,627
      Financial futures contracts                                                836,806
                                                                             -----------
                                                                              26,548,433
                                                                             -----------
           Total realized and unrealized gain                                 29,604,493
                                                                             -----------
   Net Increase in Net Assets Resulting from Operations                      $32,080,208
                                                                             ===========

See notes to financial statements.

================================================================================

82  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

Six-month period ended June 30, 2011 (unaudited), and year ended
December 31, 2010

------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                 6/30/2011          12/31/2010
------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                         $  2,475,715        $  4,269,729
  Net realized gain                                                3,056,060           8,479,744
  Net change in unrealized appreciation/depreciation              26,548,433          75,477,668
                                                                --------------------------------
  Net increase in net assets resulting from operations            32,080,208          88,227,141
                                                                --------------------------------
CAPITAL TRANSACTIONS:
  Proceeds from contributions                                     86,529,900         141,770,813
  Value of withdrawals                                           (58,806,990)        (78,788,281)
                                                                --------------------------------
  Net increase in net assets derived
      from capital transactions                                   27,722,910          62,982,532
                                                                --------------------------------
NET ASSETS:
  Total increase in net assets                                    59,803,118         151,209,673
  Beginning of period                                            437,425,719         286,216,046
                                                                --------------------------------
  End of period                                                 $497,228,837        $437,425,719
                                                                ================================

See notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  83

================================================================================

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                 SIX MONTHS
                                   ENDED
                                  JUNE 30,                    YEAR ENDED DECEMBER 31,
                                -------------------------------------------------------------------------
                                    2011           2010         2009         2008        2007        2006
                                -------------------------------------------------------------------------
TOTAL INVESTMENT
  RETURN:
Total investment return             7.18%(1)      28.65%       37.08%      (39.13)%      5.22%      15.92%
                                -------------------------------------------------------------------------
RATIOS TO AVERAGE
  NET ASSETS:
Total expenses                      0.07%(2)       0.08%        0.11%        0.11%       0.08%       0.08%
                                -------------------------------------------------------------------------
Total expenses after
  fees waived                       0.07%(2)       0.08%        0.10%        0.11%       0.08%       0.08%
                                -------------------------------------------------------------------------

Net investment income               1.10%(2)       1.30%        1.26%        1.47%       1.33%       1.66%
                                -------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of
  period (000)                  $497,229       $437,426     $286,216     $199,403    $316,760    $324,343
                                =========================================================================
Portfolio turnover                     7%            15%          20%          33%         33%         24%
                                -------------------------------------------------------------------------

(1) Aggregate total investment return.
(2) Annualized.

See notes to financial statements.

================================================================================

84  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 2011 (unaudited)

--------------------------------------------------------------------------------

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Master Extended Market Index Series (the "Series"), a diversified, open-end management investment company, is a series of Quantitative Master Series LLC (the "Master LLC"). The Master LLC is registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is organized as a Delaware limited liability company. The Master LLC's Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the "Board") to issue non-transferable interests, subject to certain limitations. The Series' financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("US GAAP"), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Master LLC:

VALUATION -- US GAAP defines fair value as the price the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Series fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System ("NASDAQ") are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  85

================================================================================

on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Series values bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures.

The Series values its investments in BlackRock Liquidity Series, LLC Money Market Series (the "Money Market Series") at fair value, which is ordinarily based upon its pro rata ownership in the net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Series may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Series might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value

================================================================================

86  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

SEGREGATION AND COLLATERALIZATION -- In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Series either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Series will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Series is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

SECURITIES LENDING -- The Series may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100%

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  87

================================================================================

of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional required collateral is delivered to the Series on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Series earns dividend and interest on the securities loaned but does not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Series could experience delays and costs in gaining access to the collateral. The Series also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

INCOME TAXES -- The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no federal income tax provision is required. It is intended that the Series' assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Series files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Series' US federal tax returns remains open for each of the four years ended December 31, 2010. The statutes of limitations on the Series state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

================================================================================

88  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

OTHER -- Expenses directly related to the Series are charged to the Series. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Series has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

(2) DERIVATIVE FINANCIAL INSTRUMENTS

The Series engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Series and to economically hedge, or protect, its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange traded financial futures contracts is deemed minimal due to the protection against defaults provided by the exchange on which these contracts trade.

FINANCIAL FUTURES CONTRACTS -- The Series purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Series and the counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Series as unrealized appreciation or

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  89

================================================================================

depreciation. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

DERIVATIVE FINANCIAL INSTRUMENTS CATEGORIZED BY RISK EXPOSURE:

         FAIR VALUE OF DERIVATIVE FINANCIAL INSTRUMENTS AS OF JUNE 30, 2011

                                                   ASSET DERIVATIVES
                                ---------------------------------------------------------
                                STATEMENT OF ASSETS AND
                                LIABILITIES LOCATION                               VALUE
                                ---------------------------------------------------------
Equity contracts                Unrealized appreciation on equity contracts      $856,727
-----------------------------------------------------------------------------------------

          THE EFFECT OF DERIVATIVE FINANCIAL INSTRUMENTS IN THE STATEMENT OF
                        OPERATIONS SIX MONTHS ENDED JUNE 30, 2011

                                Net Realized Gain from
Equity contracts                Financial Futures Contracts                      $407,175
-----------------------------------------------------------------------------------------
                                Net Change in Unrealized Appreciation/
                                Depreciation on Financial Futures
Equity contracts                Contracts                                        $836,806
-----------------------------------------------------------------------------------------

For the six months ended June 30, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

FINANCIAL FUTURES CONTRACTS:

  Average number of contracts purchased                                               219
-----------------------------------------------------------------------------------------
  Average notional value of contracts purchased                               $18,709,862
-----------------------------------------------------------------------------------------

(3) INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. ("PNC") and Barclays Bank PLC ("Barclays") are the largest stockholders of BlackRock, Inc. ("BlackRock"). Due to the ownership structure, PNC is an affiliate of the Series for 1940 Act purposes, but Barclays is not.

================================================================================

90  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

The Master LLC, on behalf of the Series, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Manager"), the Series' investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Series' portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays the Manager a monthly fee at an annual rate of 0.01% of the Series' average daily net assets.

The Manager entered into a contractual arrangement with the Master LLC with respect to the Series under which the Manager will waive and/or reimburse its fees and/or expenses so that the total annual operating expenses incurred by the Series' (excluding dividend expenses, interest expense, acquired fund fees and certain other Series' expenses) will not exceed 0.12% of the average daily value of the Series' net assets.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Series paid to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Series' investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Series to the Manager.

For the six months ended June 30, 2011, the Series reimbursed the Manager $2,173 for certain accounting services, which are included in accounting services in the Statement of Operations.

The Master LLC, on behalf of the Series, received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  91

================================================================================

securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Series, invest cash collateral received by the Series for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. The share of income earned by the Series on such investments is shown as securities lending -- affiliated in the Statement of Operations. For the six months ended June 30, 2011, BIM received $16,990 in securities lending agent fees related to securities lending activities for the Series.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

(4) INVESTMENTS

Purchases and sales of investments excluding short-term securities and US government securities for the six months ended June 30, 2011, were $51,259,250 and $32,323,998, respectively.

(5) BORROWINGS

The Master LLC, on behalf of the Series, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2011. The Series may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Series based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Series pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Series paid administration and arrangement fees which were allocated to the Series based on its net

================================================================================

92  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Series pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Series paid administration and arrangement fees which were allocated to the Series based on its net assets as of October 31, 2010. The Series did not borrow under the credit agreement during the six months ended June 30, 2011.

(6) CONCENTRATION, MARKET AND CREDIT RISK

In the normal course of business, the Series invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Series may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Series; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Series may be exposed to counterparty credit risk, or the risk that an entity with which the Series has unsettled or open transactions may fail to or be unable to perform on its commitments. The Series manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Series to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Series' exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Series.

As of June 30, 2011, the Series invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  93

================================================================================

affecting the financials sector would have a greater impact on the Series and could affect the value, income and/or liquidity of positions in such securities.

(7) SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Series through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

================================================================================

94  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

ADVISORY AGREEMENTS

June 30, 2011 (unaudited)

--------------------------------------------------------------------------------

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT

The Board of Directors (the "Board," and the members of which are referred to as "Board Members") of Quantitative Master Series LLC (the "Master LLC") met on April 5, 2011 and May 17-18, 2011 to consider the approval of the Master LLC's investment advisory agreement (the "Advisory Agreement") with BlackRock Advisors, LLC (the "Manager"), the Master LLC's investment advisor, on behalf of Master Extended Market Index Series (the "Portfolio"), a series of the Master LLC. The Board also considered the approval of the sub-advisory agreement (the "Sub-Advisory Agreement") between the Manager and BlackRock Investment Management, LLC (the "Sub-Advisor"), with respect to the Portfolio. The Manager and the Sub-Advisor are referred to herein as "BlackRock." The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the "Agreements."

ACTIVITIES AND COMPOSITION OF THE BOARD

The Board consists of thirteen individuals, eleven of whom are not "interested persons" of the Master LLC as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Board Members"). The Board Members are responsible for the oversight of the operations of the Master LLC and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive

================================================================================

                                                       ADVISORY AGREEMENTS |  95

================================================================================

Committee, which also has one interested Board Member) and is chaired by Independent Board Members. The Board also established an AD HOC committee, the Joint Product Pricing Committee, which consisted of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who were not "interested persons" of their respective funds.

THE AGREEMENTS

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Portfolio by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Portfolio and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management's and portfolio managers' analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Portfolio for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Portfolio operating expenses and how BlackRock allocates expenses to the Portfolio; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Portfolio's investment objective, policies and restrictions; (e) the Master LLC's compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its

================================================================================

96  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

affiliates; (g) BlackRock's and other service providers' internal controls and risk and compliance oversight mechanisms; (h) BlackRock's implementation of the proxy voting policies approved by the Board;
(i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock's implementation of the Master LLC's valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, exchange traded fund ("ETF"), closed-end fund and institutional account product channels, as applicable; (l) BlackRock's compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock's business.

BOARD CONSIDERATIONS IN APPROVING THE AGREEMENTS

THE APPROVAL PROCESS -- Prior to the April 5, 2011 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. ("Lipper") on Portfolio fees and expenses and the investment performance of the Portfolio as compared with a peer group of funds as determined by Lipper (collectively, "Peers"), and the gross investment performance of the Portfolio as compared with its benchmark;
(b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Portfolio to BlackRock; (f) sales and redemption data regarding the Portfolio's shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

================================================================================

                                                       ADVISORY AGREEMENTS |  97

================================================================================

At an in-person meeting held on April 5, 2011, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 5, 2011 meeting, and as a culmination of the Board's year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 17-18, 2011 Board meeting.

At an in-person meeting held on May 17-18, 2011, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Master LLC with respect to the Portfolio and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Portfolio, each for a one-year term ending June 30, 2012. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Portfolio; (d) economies of scale;
(e) fall out benefits to BlackRock as a result of its relationship with the Portfolio; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares, services related to the valuation and pricing of portfolio holdings of the Portfolio, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board's review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED BY BLACKROCK -- The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including

================================================================================

98  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

the investment advisory services and the resulting performance of the Portfolio. Throughout the year, the Board compared Portfolio performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock's senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Portfolio's portfolio management team discussing Portfolio performance and the Portfolio's investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock's investment personnel generally and the Portfolio's portfolio management team, investments by portfolio managers in the funds they manage, BlackRock's portfolio trading capabilities, BlackRock's use of technology, BlackRock's commitment to compliance, BlackRock's credit analysis capabilities, BlackRock's risk analysis capabilities and BlackRock's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock's compensation structure with respect to the Portfolio's portfolio management team and BlackRock's ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Portfolio. BlackRock and its affiliates and significant shareholders provide the Portfolio with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Portfolio. In addition to investment advisory services, BlackRock and its affiliates provide the Portfolio with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such

================================================================================

                                                       ADVISORY AGREEMENTS |  99

================================================================================

Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Portfolio, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock's fund administration, accounting, legal and compliance departments and considered BlackRock's policies and procedures for assuring compliance with applicable laws and regulations.

THE INVESTMENT PERFORMANCE OF THE PORTFOLIO AND BLACKROCK -- The Board, including the Independent Board Members, also reviewed and considered the performance history of the Portfolio. In preparation for the April 5, 2011 meeting, the Board worked with BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Portfolio's performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper's rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolio as compared to funds in the Portfolio's applicable Lipper category and the gross investment performance of the Portfolio as compared with its benchmark. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board and the Board's Performance Oversight and Contract Committee regularly review and meet with Portfolio management to discuss the performance of the Portfolio throughout the year.

The Board noted that the Portfolio's gross performance exceeded its benchmark index during two of the one-, three- and five-year periods reported.

The Board noted that BlackRock has made changes to the organization of the overall equity group management structure designed to result in a strengthened leadership team with clearer accountability.

================================================================================

100  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

CONSIDERATION OF THE ADVISORY/MANAGEMENT FEES AND THE COST OF THE SERVICES AND PROFITS TO BE REALIZED BY BLACKROCK AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE PORTFOLIO -- The Board, including the Independent Board Members, reviewed the Portfolio's contractual management fee ratio compared with the other funds in its Lipper category. It also compared the Portfolio's total expense ratio, as well as actual management fee ratio, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock's financial condition and profitability with respect to the services it provided the Portfolio. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Portfolio. The Board reviewed BlackRock's profitability with respect to the Portfolio and other funds the Board currently oversees for the year ended December 31, 2010 compared to available aggregate profitability data provided for the years ended December 31, 2009 and December 31, 2008. The Board reviewed BlackRock's profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock's assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock's operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and

================================================================================

                                                      ADVISORY AGREEMENTS |  101

================================================================================

with respect to its registered funds, are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock's operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Portfolio by BlackRock, and BlackRock's and its affiliates' profits relating to the management and distribution of the Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock's methodology in allocating its costs to the management of the Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Portfolio's contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Portfolio's Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that BlackRock has contractually agreed to waive fees and/or reimburse expenses in order to limit, to a specified amount, the Portfolio's total operating expenses as a percentage of the Portfolio's average daily net assets.

ECONOMIES OF SCALE -- The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Portfolio increase. The Board also considered the extent to which the Portfolio benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Portfolio to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Portfolio.

================================================================================

102  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

OTHER FACTORS DEEMED RELEVANT BY THE BOARD MEMBERS -- The Board, including the Independent Board Members, also took into account other ancillary or "fall-out" benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Portfolio, both tangible and intangible, such as BlackRock's ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock's profile in the investment advisory community, and the engagement of BlackRock's affiliates and significant shareholders as service providers to the Portfolio, including for administrative, transfer agency, distribution and securities lending services. The Board also considered BlackRock's overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock's funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock's brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders of a fund are able to redeem their shares if they believe that the fund's fees and expenses are too high or if they are dissatisfied with the performance of the fund.

CONCLUSION -- The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Master LLC, with respect to the Portfolio, for a one-year term ending June 30, 2012 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Portfolio, for a one-year term ending June 30, 2012. As part of its approval, the Board considered the detailed review of BlackRock's fee

================================================================================

                                                      ADVISORY AGREEMENTS |  103

================================================================================

structure, as it applies to the Portfolio, conducted by the AD HOC Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Portfolio and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members' conclusions may be based in part on their consideration of these arrangements in prior years.

================================================================================

104  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

TRUSTEES                                     Christopher W. Claus
                                             Barbara B. Dreeben
                                             Robert L. Mason, Ph.D.
                                             Barbara B. Ostdiek, Ph.D.
                                             Michael F. Reimherr
                                             Richard A. ZuckerW
--------------------------------------------------------------------------------
ADMINISTRATOR,                               USAA Investment Management Company
INVESTMENT ADVISER,                          P.O. Box 659453
UNDERWRITER, AND                             San Antonio, Texas 78265-9825
DISTRIBUTOR
--------------------------------------------------------------------------------
TRANSFER AGENT                               USAA Shareholder Account Services
                                             9800 Fredericksburg Road
                                             San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN                                    JP Morgan Chase Bank
                                             3 Chase Metrotech
                                             Brooklyn, New York 11245
--------------------------------------------------------------------------------
ACCOUNTING AGENT                             State Street Bank and Trust Company
                                             100 Summer Street
                                             Boston, Massachusetts 02110
--------------------------------------------------------------------------------
INDEPENDENT                                  Ernst & Young LLP
REGISTERED PUBLIC                            100 West Houston St., Suite 1800
ACCOUNTING FIRM                              San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                                  Under "Products & Services"
SELF-SERVICE 24/7                            click "Investments," then
AT USAA.COM                                  "Mutual Funds"

OR CALL                                      Under "My Accounts" go to
(800) 531-USAA                               "Investments." View account
        (8722)                               balances, or click "I want to...,"
                                             and select the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) at USAA.COM; and (ii) on the SEC's Web site at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
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                                                                 PAID
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>> SAVE PAPER AND FUND COSTS
   At USAA.COM click: MY DOCUMENTS
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   37757-0810                                (C)2011, USAA. All rights reserved.



ITEM 2.  CODE OF ETHICS.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR/S was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considered by the Funds' Board in approving the Funds' advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). NOT APPLICABLE.  This item must be disclosed only in annual reports.

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended June 30, 2011

By:*     /S/ CHRISTOPHER P. LAIA
         -----------------------------------------------------------
         Signature and Title:  Christopher P. Laia, Secretary

Date:    08/26/2011
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /S/ CHRISTOPHER W. CLAUS
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:    08/26/2011
         ------------------------------


By:*     /S/ ROBERTO GALINDO, JR.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:    08/26/2011
         ------------------------------


*Print the name and title of each signing officer under his or her signature.